Filed pursuant to Rule 497 (b)

Important information for shareholders of
PUTNAM MUNICIPAL INCOME FUND

The document you hold in your hands contains a combined prospectus/proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendation on page 7.

We urge you to carefully review the prospectus/proxy statement, and provide your voting instructions by using any of the methods shown on your proxy card. When shareholders don't return their proxies in sufficient numbers, we have to make follow-up solicitations, which can cost your fund money.

You can vote by returning your proxy card in the envelope provided. Or you can call our toll-free number, or go to the Web. See your proxy card for the phone number and Web address. If you have any questions, please call 1-877-288-6797 or call your financial advisor.


PUTNAM INVESTMENTS
(scale logo)

TABLE OF CONTENTS

A Message from the Chairman                                      1
Notice of a Meeting of Shareholders                              3
Prospectus/Proxy Statement                                       4

Proxy card enclosed

If you have any questions, please call 1-877-288-6797 or call your financial advisor.

A Message from the Chairman

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Putnam Municipal Income Fund ("Municipal Income Fund"). While you are, of course, welcome to join us at Municipal Income Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling or by voting via the Internet.

We are asking for your vote on the following matter:

Approving a proposed merger of Municipal Income Fund into Putnam
Tax-Free High Yield Fund ("Tax-Free High Yield Fund"). In this merger, your shares of Municipal Income Fund would, in effect, be exchanged on a tax-free basis for shares of Tax-Free High Yield Fund with an equal total net asset value.

Municipal Income Fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's investment manager, believes to be consistent with preservation of capital. Tax-Free High Yield Fund seeks high current income exempt from federal income tax. Both funds invest mainly in bonds that

* pay interest that is exempt from federal income tax but that may be subject to federal alternative minimum tax (AMT),


* are a combination of lower-rated and investment grade securities, and

* have intermediate- to long-term maturities (three years or longer).

In addition, Tax-Free High Yield Fund may invest to a greater extent in below investment-grade debt and, as a result, may be subject to increased credit risk.

Putnam Management has recommended the proposed merger because it believes the proposed merger offers shareholders of Municipal Income Fund the opportunity to invest in a larger fund with generally similar policies and a greater potential to achieve economies of scale and a lower expense ratio. Putnam Management expects that, as a result of the proposed merger, shareholders of Municipal Income Fund will likely see an increase in the dividends they receive, although there can be no assurance that this will be the case.

The Trustees of your fund have carefully reviewed the terms of the proposed merger and unanimously recommend approval of the proposed merger by shareholders of Municipal Income Fund.

Your vote is important to us. We urge you to record your voting instructions by automated telephone, on the Internet or by completing, signing and returning the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and automated telephone and Internet voting instructions are listed on your proxy card.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-877-288-6797 or call your financial advisor.

Sincerely yours,

John A. Hill, Chairman


PUTNAM MUNICIPAL INCOME FUND

Notice of a Meeting of Shareholders

* This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting in the event you attend in person.

To the Shareholders of Putnam Municipal Income Fund:

A Meeting of Shareholders of Putnam Municipal Income Fund ("Municipal Income Fund") will be held on March 10, 2005, at 11:00 a.m., Boston time, on the 12th Floor of One Post Office Square, Boston,
Massachusetts, to consider the following:

Approving an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Municipal Income Fund to Putnam Tax-Free High Yield Fund ("Tax-Free High Yield Fund") in exchange for the issuance and delivery of shares of beneficial interest of Tax-Free High Yield Fund, the assumption by Tax-Free High Yield Fund of all the liabilities of Municipal Income
Fund and the distribution of such shares to the shareholders of Municipal Income Fund in complete liquidation of Municipal Income Fund. See page 6.

By Order of the Trustees

Judith Cohen, Clerk

                              *  *  *

THE TRUSTEES URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY AUTOMATED TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

January 3, 2005


Prospectus/Proxy Statement
December 10, 2004

This Prospectus/Proxy Statement relates to the proposed merger of Putnam Municipal Income Fund ("Municipal Income Fund") into Putnam Tax-Free High Yield Fund ("Tax-Free High Yield Fund"), each located at One Post Office Square, Boston, MA 02109; 1-617-292-1000. As a result of the proposed merger, each shareholder of Municipal Income Fund would receive shares of the corresponding class of Tax-Free High Yield Fund equal in value at the date of the exchange to the value of the shareholder's Municipal Income Fund shares, as applicable.

This Prospectus/Proxy Statement is being mailed on or about January 3, 2005. It explains concisely what you should know before voting on the matters described herein or investing in Tax-Free High Yield Fund, a diversified, open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

(i) the prospectus of Tax-Free High Yield Fund, dated November 30, 2004, as may be supplemented (the "Tax-Free High Yield Fund Prospectus");

(ii) the prospectus of Municipal Income Fund, dated July 30, 2004, as may be supplemented (the "Municipal Income Fund Prospectus");

(iii) the statement of additional information ("SAI") relating to the proposed merger, dated December 10, 2004;

(iv) the Performance Summary, Independent Auditors' Report and financial statements included in Municipal Income Fund's Annual Report to
Shareholders for the fiscal year ended March 31, 2004; and

(v) the financial statements included in Municipal Income Fund's
Semiannual Report to Shareholders for the period ended September 30, 2004.

This Prospectus/Proxy Statement is being mailed with a copy of the Tax-Free High Yield Fund Prospectus. Shareholders may obtain free copies of any of the above, request other information about the funds, or make shareholder inquiries by contacting their financial advisor, by visiting the Putnam Investments Web site at www.putnaminvestments.com or by calling Putnam toll-free at 1-800-225-1581.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Shares of Tax-Free High Yield Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

This document will give you the information you need to vote on the proposal. Much of the information is required under rules of the SEC; some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor. Like Municipal Income Fund, Tax-Free High Yield Fund is in the family of funds managed by Putnam Investment Management, LLC ("Putnam Management"). Tax-Free High Yield Fund and Municipal Income Fund are collectively referred to herein as the "funds," and each is referred to individually as a "fund."

You may review and copy information about the funds, including the SAI, at the SEC's public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may also access reports and other information about the funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov.


I. Synopsis

* The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between open-end mutual funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Trustees of the funds are recommending that shareholders of Municipal Income Fund approve the proposed merger of Municipal Income Fund into Tax-Free High Yield Fund and the related transactions contemplated by the Agreement and Plan of Reorganization among the funds and Putnam Management dated as of December 1, 2004 (the "Agreement"). If approved by shareholders, all of the assets of Municipal Income Fund will be transferred to Tax-Free High Yield Fund in exchange for the issuance and delivery to Municipal Income Fund of shares of Tax-Free High Yield Fund (the "Merger Shares") with a value equal to the value of Municipal Income Fund's assets net of liabilities and for the assumption by Tax-Free High Yield Fund of all of the liabilities of Municipal Income Fund. Immediately following the transfer, the Merger Shares of each class received by Municipal Income Fund will be distributed to its shareholders of such class, pro rata.

2. What will happen to my shares of Municipal Income Fund as a result of the proposed merger?

Your shares of Municipal Income Fund will, in effect, be exchanged on a tax-free basis for shares of Tax-Free High Yield Fund with an equal aggregate net asset value on the date of the merger.

3. Why is the merger being proposed at this time?

Putnam Management proposed the merger of Municipal Income Fund into Tax-Free High Yield Fund to the funds' Trustees because it offers shareholders of Municipal Income Fund the opportunity to invest in a larger fund with generally similar investment policies and a greater potential to achieve increased sales and further economies of scale. The proposed merger will also allow the investment team, which currently manages both funds, to concentrate its efforts and resources more efficiently.

Putnam currently offers four national open-end tax-exempt funds differentiated by their level of investment in lower-rated bonds. Tax-Free High Yield Fund and Municipal Income Fund fall on the lower-rated portion of the credit quality spectrum, with Tax-Free High Yield Fund maintaining a higher percentage of below investment-grade bonds than Municipal Income Fund (approximately 38.6% for Tax-Free High Yield Fund versus 18.0% for Municipal Income Fund as of July 31, 2004). Putnam Management believes that merging Municipal Income Fund into Tax-Free High Yield Fund will result in a combined fund that may be more attractive to investors than either fund is separately. Putnam Management expects that, as a result of the proposed merger, shareholders of Municipal Income Fund will likely see an increase in the dividends they receive, although there can be no assurance that this will be the case. The funds are managed by the same investment team with a common investment process and similar objectives, although Tax-Free High Yield Fund may invest to a greater extent in below investment-grade debt. Both funds are intended for fixed income investors who want high current income exempt from federal income tax.

For these reasons, Putnam Management recommended that Municipal Income Fund, which had assets of $772 million as of July 31, 2004, be combined with Tax-Free High Yield Fund, which had assets of approximately $997 million as of July 31, 2004.

                              * * *

The Trustees of the Putnam funds, who serve as Trustees of each of the funds involved in the proposed merger, have carefully considered Putnam Management's recommendations. Following a review of the anticipated benefits and costs of the proposed merger to the shareholders of your fund, the Trustees of your fund, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of your fund or Putnam Management (these Trustees are referred to as "Independent Trustees" throughout this Prospectus/Proxy Statement), unanimously determined that the proposed merger is in the best interest of the shareholders of your fund and recommend that shareholders vote FOR approval of the proposed merger.

4. How do the investment goals, policies and restrictions of the two funds compare?

Investment Goals

The investment goals and strategies of the funds are generally similar. Municipal Income Fund seeks as high a level of current income exempt from federal income tax as Putnam Management believes to be consistent with preservation of capital. Tax-Free High Yield Fund seeks high current income exempt from federal income tax. Tax-Free High Yield Fund is designed for investors willing to assume additional risk in return for the opportunity to earn above-average tax exempt income.

Investment Policies

The funds share substantially identical fundamental investment policies. Under normal circumstances, each fund invests at least 80% of its net assets in tax exempt investments. This investment policy cannot be changed without the approval of the fund's shareholders.

The funds share substantially identical non-fundamental investment policies, except that Municipal Income Fund invests at least 55% of its net assets in investment-grade debt investments (i.e., investments that are rated at least BBB or its equivalent as determined by a nationally recognized securities rating organization or are unrated investments that Putnam Management believes to be of comparable quality). Although Tax-Free High Yield Fund invests in a combination of higher-rated and lower-rated investments, the fund is not required by its investment policies to invest any particular percentage of its assets in investment grade securities (as of July 31, 2004, approximately 61.4% of its assets were invested in investment-grade securities). In addition, Municipal Income Fund may invest up to 10% of its total assets in investments that are rated below B or its equivalent by each rating agency rating the security, or are unrated securities Putnam Management believes are of comparable quality, while Tax-Free High Yield Fund may invest up to 10% of its total assets in debt investments that are rated below CC or its equivalent by each rating agency rating the security, or are unrated securities Putnam Management believes are of comparable quality. Because Tax-Free High Yield Fund may invest to a greater extent in lower rated debt investments, it may be subject to increased credit risk.

5. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the proposed merger?

The following tables summarize the fees and expenses you may pay when investing in the funds, expenses that each of the funds incurred for its most recent fiscal year (March 31, 2004 for Municipal Income Fund and July 31, 2004 for Tax-Free High Yield Fund) as well as the pro forma expenses of Tax-Free High Yield Fund as of July 31, 2004, assuming consummation of the proposed merger.

Shareholder Fees (fees paid directly from your investment)*
----------------------------------------------------------------------------
                                      Class A   Class B   Class C   Class M
----------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering price)

Municipal Income Fund                  4.50%     NONE      NONE      3.25%
Tax-Free High Yield Fund               4.50%**   NONE      NONE      3.25%**
Tax-Free High Yield Fund               4.50%**   NONE      NONE      3.25%**
(pro forma combined)

Maximum Deferred Sales
Charge (Load) (as a percentage
of the original purchase price
or redemption proceeds,
whichever is lower)

Municipal Income Fund                  NONE***   5.00%**** 1.00%     NONE
Tax-Free High Yield Fund               NONE***   5.00%**** 1.00%     NONE

Tax-Free High Yield Fund               NONE***   5.00%***  1.00%     NONE
(pro forma combined)

Maximum Redemption Fee*****
(as a percentage of
total redemption
proceeds)

Municipal Income Fund                  2.00%     2.00%     2.00%     2.00%
Tax-Free High Yield Fund               2.00%     2.00%     2.00%     2.00%
Tax-Free High Yield Fund               2.00%     2.00%     2.00%     2.00%
(pro forma combined)
----------------------------------------------------------------------------

Annual Fund Operating Expenses+<>
(expenses that are deducted from fund assets)
----------------------------------------------------------------------------
                                                  Total
                 Manage-                       Annual Fund
                  ment  Distribution   Other    Operating
                  Fees  (12b-1) Fees  Expenses   Expenses
----------------------------------------------------------------------------
Municipal
Income Fund
Class A           0.50%     0.25%      0.15%      0.90%
Class B           0.50%     0.85%      0.15%      1.50%
Class C           0.50%     1.00%      0.15%      1.65%
Class M           0.50%     0.50%      0.15%      1.15%

Tax-Free
High Yield
Fund
Class A           0.59%     0.20%      0.15%      0.94%
Class B           0.59%     0.85%      0.15%      1.59%
Class C           0.59%     1.00%      0.15%      1.74%
Class M           0.59%     0.50%      0.15%      1.24%

Tax-Free
High Yield
Fund (Pro
forma combined)
Class A           0.50%++   0.25%+++   0.15%++++  0.90%++++
Class B           0.50%++   0.85%      0.15%++++  1.50%++++
Class C           0.50%++   1.00%      0.15%++++  1.65%++++
Class M           0.50%++   0.50%      0.15%++++  1.15%++++
----------------------------------------------------------------------------

    * Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See "How do I buy fund shares?" in the Tax-Free High Yield Fund Prospectus for details.

   ** Sales charge does not apply to the Merger Shares.

  *** A deferred sales charge of up to 1.00% on class A shares may be imposed on certain redemptions of shares bought without an initial sales charge.

 **** 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter.

***** A 2.00% short-term trading fee (also referred to as a "redemption fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

    + See the section "Who manages the fund?" in the Tax-Free High Yield Fund
      Prospectus for a discussion of regulatory matters and litigation.

   ++ Reflects Putnam Management's agreement, subject to the completion of the proposed merger, to decrease the fees payable under the fund's management contract. Effective upon the completion of the proposed merger, these fees will be paid quarterly at the annual rate equal to the lesser of (i) 0.50% of the average net assets of the fund or
      (ii) 0.60% of the first $500 million of the average net assets of the fund, 0.50% of the next $500 million of average net assets, 0.45% of the next $500 million of average net assets, 0.40% of the next
      $5 billion of average net assets, 0.375% of the next $5 billion of average net assets, 0.355% of the next $5 billion of average net assets, 0.34% of the next $5 billion of average net assets and 0.33% of any excess thereafter.

  +++ Distribution (12b-1) Fees shown for class A shares of Tax-Free High
      Yield Fund reflect the maximum rate at which such fees may be paid following the consummation of the proposed merger. Actual distribution (12b-1) fees will be paid at an annual rate equal to the weighted average of (i) 0.20% on the net assets of Tax-Free High Yield Fund attributable to Class A shares existing immediately prior to the proposed merger, and (ii) 0.25% on all other net assets of Tax-Free High Yield Fund attributable to Class A shares.

 ++++ Does not reflect non-recurring expenses related to the proposed merger, estimated at $57,498 for Tax-Free High Yield Fund and $56,742 for Municipal Income Fund. If such expenses had been reflected, the "Other Expenses" and "Total Annual Fund Operating Expenses" for Tax-Free High Yield Fund (pro forma combined) would have been unchanged.

   <> Does not reflect Putnam Management's agreement, effective January 28,
      2004, to waive fees and reimburse expenses of the fund through March 31, 2005 for Municipal income Fund and July 31, 2005 for Tax-Free High Yield Fund to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group as reported by Lipper Inc. for each calendar quarter during the fund's fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.


Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. They also assume, as required by the SEC, a 5% return on your investment each year and that a fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                            1 Year   3 Years   5 Years  10 Years
------------------------------------------------------------------------------
Municipal Income Fund
Class A                      $538      $724      $926    $1,508
Class B                      $653      $774    $1,018    $1,628*
Class B (no redemption)      $153      $474      $818    $1,628*
Class C                      $268      $520      $897    $1,955
Class C (no redemption)      $168      $520      $897    $1,955
Class M                      $438      $678      $937    $1,677

Tax-Free High Yield Fund
Class A                      $542      $736      $947    $1,553
Class B                      $662      $802    $1,066    $1,715*
Class B (no redemption)      $162      $502      $866    $1,715*
Class C                      $277      $548      $944    $2,052
Class C (no redemption)      $177      $548      $944    $2,052
Class M                      $447      $706      $984    $1,776

Tax-Free High Yield Fund
(pro forma combined)
Class A                      $538      $724      $926    $1,508
Class B                      $653      $774    $1,018    $1,628*
Class B (no redemption)      $153      $474      $818    $1,628*
Class C                      $268      $520      $897    $1,955
Class C (no redemption)      $168      $520      $897    $1,955
Class M                      $438      $678      $937    $1,677
------------------------------------------------------------------------------

* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

6. How does the investment performance of the funds compare?

Average Annual Total Returns (for periods ending September 30, 2004)
------------------------------------------------------------------------------
                                             Past      Past       Past
                                            1 year    5 years   10 years
------------------------------------------------------------------------------
Tax-Free High Yield Fund
Class A (before taxes)                       1.61%     3.20%      4.60%
Class A (after taxes on distributions)       1.60%     3.19%      4.59%
Class A (after taxes on distributions and
sale of fund shares)                         2.87%     3.55%      4.77%
Class B (before taxes)                       0.71%     3.25%      4.48%
Class C (before taxes)                       4.54%     3.34%      4.23%
Class M (before taxes)                       2.65%     3.15%      4.40%

Municipal Income Fund
Class A (before taxes)                      -0.24%     4.14%      5.24%
Class A (after taxes on distributions) -0.27% 4.13% 5.23% Class A (after taxes on distributions and
sale of fund shares)                         1.41%     4.28%      5.28%
Class B (before taxes)                      -1.15%     4.15%      5.10%
Class C (before taxes)                       2.78%     4.33%      4.90%
Class M (before taxes)                       0.82%     4.13%      5.10%

Lehman Municipal Bond Index
(no deduction for fees, expenses
or taxes)                                    4.59%     6.77%      6.77%
------------------------------------------------------------------------------

The performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges (which for class A shares reflects a reduction that took effect after December 31, 2003); class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on September 30, 2004 and, for class B shares, assumes conversion to class A shares after eight years. For periods before the inception of class C shares (February 1, 1999) and class M shares (December 29, 1994) of Tax-Free High Yield Fund and class C shares (February 1, 1999) and class M shares (December 1, 1994) of Municipal Income Fund, performance shown for these classes in the table is based on the performance of Municipal Income Fund's class A shares or Tax-Free High Yield Fund's class B shares, adjusted to reflect the appropriate sales charge, differences in operating expenses, and the different 12b-1 fees paid by the class C and class M shares. Each fund's performance is compared to the Lehman Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

Year-to-date performance through September 30, 2004 for the funds' class
A shares was 3.39% for Municipal Income Fund and 4.63% for Tax-Free
High Yield Fund. Unlike the table above, this information does not reflect the impact of sales charges. If it did, performance would be less than that shown. Of course, past performance is not an indication of future performance.

For additional performance information of Tax-Free High Yield Fund, please see "Fund Summary-- Performance information" in the Tax-Free High Yield Fund Prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

7. Will my dividend be affected by the proposed merger?

Putnam Management expects that, as a result of the proposed merger, shareholders of Municipal Income Fund will likely see an increase in the dividends they receive, although there can be no assurance that this will be the case. As of September 30, 2004, the current dividend rates for class A shares of Municipal Income Fund and Tax-Free High Yield Fund were 4.33% and 4.95%, respectively, and the estimated dividend rate for class A shares of Tax-Free High Yield Fund on a pro forma basis, after giving effect to the proposed merger, would have been 4.88%. As of September 30, 2004, the SEC yields for class A shares of Municipal Income Fund and Tax-Free High Yield Fund were 3.80% and 4.19%, respectively. Dividend rates and yields for other share classes may differ from these rates.

Tax-Free High Yield Fund will not permit any holder of Municipal Income Fund shares holding certificates for such shares at the time of the proposed merger to receive cash dividends or other distributions, receive certificates for Merger Shares or pledge Merger Shares until such certificates for Municipal Income Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not, for the reason above, permitted to receive cash dividends or other distributions on Merger Shares, Tax-Free High Yield Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Municipal Income Fund shares in cash.

8. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss will be recognized by Municipal Income Fund or its shareholders as a result of the proposed merger. Certain other tax consequences are discussed below under "Information about the Proposed Merger-- Federal Income Tax
Consequences."

9. Do the procedures for purchasing, redeeming and exchanging shares of the two funds differ?

No. The procedures for purchasing and redeeming shares of each fund and for exchanging such shares of each fund for shares of other Putnam funds are identical.

Shares of both funds may be purchased either through investment dealers that have sales agreements with Putnam Retail Management Limited Partnership ("Putnam Retail Management") or directly through Putnam Retail Management at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the funds is made at net asset value for all classes of shares. Shares of each fund may be redeemed any day the New York Stock Exchange is open at their net asset value determined after receipt of a properly completed redemption request either directly by the fund or through an investment dealer, less any applicable deferred sales charge and short-term trading fee.

10. How will I be notified of the outcome of the vote?

If the proposed merger is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares you are receiving and the procedures for surrendering your certificates, if you have any.
Otherwise, you will be notified in the next shareholder report of Municipal Income Fund.

11. Will the number of shares I own change?

Yes, the number of shares you own will change, but the total value of the shares of Tax-Free High Yield Fund you receive will equal the total value of the shares of Municipal Income Fund that you hold at the time of the proposed merger. Even though the net asset value per share of each fund is different, the total net asset value of a shareholder's holdings will not change as a result of the merger.

12. What shareholder vote is required to approve the proposed merger?

Approval of the proposed merger will require the "yes" vote of the majority of the shares of Municipal Income Fund voted at the meeting of shareholders or any adjournment thereof (the "Meeting").

II. Risk Factors

* What are the risks of Tax-Free High Yield Fund, and how do they compare with those of Municipal Income Fund?

The risks of an investment in Tax-Free High Yield Fund (the "fund" as used in the following discussion of main risks) are generally similar to the risks of an investment in Municipal Income Fund, except that, because Tax-Free High Yield Fund may invest to a greater extent in below investment-grade debt, it may be subject to increased credit risk.

The main risks that could adversely affect the value of Tax-Free High Yield Fund's shares and the total return on your investment include:

* The risk that movements in financial markets will adversely affect the value of a fund's investments. This risk includes interest rate risk, which is the risk that the prices of a fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of a fund's investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade quality. Because the fund invests significantly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that interest the fund receives might be taxable.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For a description of additional risks associated with Tax-Free High Yield Fund's main investment strategies, see the Tax-Free High Yield Fund Prospectus.

III. Information about the Proposed Merger

General. The shareholders of Municipal Income Fund are being asked to approve a proposed merger between Municipal Income Fund and Tax-Free High Yield Fund pursuant to the Agreement. The Agreement is attached to this Prospectus/Proxy Statement as Appendix A.

Although the term "merger" is used for ease of reference, the transaction is structured as a transfer of all of the assets of Municipal Income Fund to Tax-Free High Yield Fund in exchange for the assumption by Tax-Free High Yield Fund of all of liabilities of Municipal Income Fund and for the issuance and delivery to Municipal Income Fund of shares of Tax-Free High Yield Fund equal in aggregate value to the net value of the assets transferred to Tax-Free High Yield Fund.

After receipt of the Merger Shares, Municipal Income Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Municipal Income Fund, and the legal existence of Municipal Income Fund will be terminated. Each shareholder of Municipal Income Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Municipal Income Fund shares.

Prior to the date of the transfer, Municipal Income Fund will declare a distribution to shareholders that will have the effect of distributing to shareholders all of its remaining investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer.

The Trustees have voted unanimously to approve the proposed merger and to recommend that shareholders of Municipal Income Fund also approve the proposed merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the majority of the shares of Municipal Income Fund voted at the Meeting.

The investment restrictions of Municipal Income Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by the Agreement. Putnam Management does not expect that Municipal Income Fund will make any significant dispositions of securities in connection with the proposed merger.

In the event that the proposed merger does not receive the required shareholder approval, Municipal Income Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of Municipal Income Fund's and Tax-Free High Yield Fund's shareholders.

Trustees' Considerations Relating to the Proposed Merger. The Trustees of the Putnam funds, who serve as Trustees of each of the funds involved in the proposed merger, have carefully considered the anticipated benefits and costs of the proposed merger from the perspective of each fund. The Contract Committee of the Trustees of the Putnam funds, which consists solely of Independent Trustees, reviewed the terms of the proposed merger. The Contract Committee and the Trustees were assisted in this process by independent legal counsel for the funds and the Independent Trustees. Following the conclusion of this process, the Trustees, including all of the Independent Trustees, determined that the proposed merger of Municipal Income Fund into Tax-Free High Yield Fund would be in the best interests of each fund and its shareholders, and that the interests of existing shareholders of each fund would not be diluted by the proposed merger. The Trustees unanimously approved the proposed merger and recommended its approval by shareholders of Municipal Income Fund.

In evaluating the proposed merger, the Trustees first considered the underlying investment rationale articulated by Putnam Management. The Trustees noted the similarity of the funds' investment objectives, policies and restrictions. The Trustees also considered the historical investment performance of each fund and its current distribution rate, as well as the expected savings in annual fund operating expenses for shareholders of Municipal Income Fund, based on Putnam Management's unaudited estimates of the funds' expense ratios as of July 31, 2004 and the expected pro forma expense ratios based on combined assets of the funds as of the same date, as shown in the table below:

------------------------------------------------------------------------------
                                        Total (Non-12b-1) Expenses*
------------------------------------------------------------------------------
Municipal Income Fund                             0.66%
Tax-Free High Yield Fund                          0.76%
Tax-Free High Yield Fund Pro Forma Combined       0.65%
------------------------------------------------------------------------------

* These expenses differ from the expenses in the Annual Fund Operating Expenses table on page 10 because these expenses are based on the funds' expense accrual rates at July 31, 2004, while the Annual Fund Operating Expenses table is based on the funds' average net assets and the expenses incurred during their most recently completed fiscal years.

The Trustees also considered the tax effects of the proposed merger. In particular, using data as of July 31, 2004, they reviewed the historical and pro forma tax attributes of the funds and the effect of a hypothetical merger occurring as of that date on certain tax losses of the funds. The Trustees noted that since the funds have similar gain/loss positions, there was no significant prospect that one fund's shareholders will be placed at a disadvantage, for example, due to the spreading of their losses (which are a potential tax benefit) among a larger group of shareholders. The Trustees also noted that, since Municipal Income Fund does not have significant capital losses, the impact of the loss limitation rules governing the use of pre-merger losses by the combined fund is expected to be minimal.

The Trustees took into account the expected costs of the proposed merger, including proxy solicitation costs, fees associated with registering the sale of Tax-Free High Yield Fund's shares to be issued in the proposed merger, accounting fees and legal fees. The Trustees weighed these costs (and the estimated portfolio transaction expenses described below) against the quantifiable expected benefits of the proposed merger, and considered Putnam Management's agreement to bear these costs to the extent they exceed certain limits established by the Trustees. Accordingly, the funds are expected to bear these costs in the following amounts:

------------------------------------------------------------------------------
Municipal Income Fund     $56,742 (less than 0.01% of July 31, 2004 net assets)
Tax-Free High Yield Fund  $57,498 (less than 0.01% of July 31, 2004 net assets)
------------------------------------------------------------------------------

The Trustees also took into account a number of factors, including: (1) a comparison of the investment objectives and policies of the funds; (2) the classification and performance rating of each fund by independent research firms such as Morningstar, Inc. and Lipper Inc.; (3) the performance history of each fund; (4) the performance history of each fund as compared to its benchmark indexes; (5) the volatility of each fund's portfolio relative to the market; (6) the composition of each fund's management team; (7) the net assets, average duration and average credit quality of each fund; (8) recent sales trends of each fund; and
(9) the terms of the Agreement.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, a copy of which is attached as Appendix A. The Agreement provides that Tax-Free High Yield Fund will acquire all of the assets of Municipal Income Fund in exchange for the assumption by Tax-Free High Yield Fund of all of the liabilities of Municipal Income Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the "Exchange Date") following the time as of which the funds' shares are valued for determining net asset value for the proposed merger (4:00 p.m., Boston time, on March 22, 2005, or such other date as may be agreed upon by the parties (the "Valuation Time")). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Municipal Income Fund will sell all of its assets to Tax-Free High Yield Fund, and in exchange, Tax-Free High Yield Fund will assume all of the liabilities of Municipal Income Fund and deliver to Municipal Income Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Municipal Income Fund attributable to shares of the corresponding class of Municipal Income Fund, less the value of the liabilities of Municipal Income Fund assumed by Tax-Free High Yield Fund attributable to shares of such class of Municipal Income Fund. Immediately following the Exchange Date, Municipal Income Fund will distribute, pro rata, to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by Municipal Income Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Municipal Income Fund. As a result of the proposed merger, each shareholder of Municipal Income Fund will receive a number of Merger Shares of each class equal in aggregate value at the Exchange Date to the value of the Municipal Income Fund shares of the corresponding class held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Tax-Free High Yield Fund in the name of such Municipal Income Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due such shareholder. New certificates for Merger Shares will be issued only upon written request.

The consummation of the proposed merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the proposed merger abandoned at any time, before or after approval by shareholders of Municipal Income Fund, prior to the Exchange Date, by mutual consent of Tax-Free High Yield Fund and Municipal Income Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Municipal Income Fund approve the proposed merger, Municipal Income Fund will liquidate such of its portfolio securities as Tax-Free High Yield Fund shall indicate it does not wish to acquire. The Agreement provides that the liquidation will be substantially completed prior to the Exchange Date, unless otherwise agreed upon by Municipal Income Fund and Tax-Free High Yield Fund. Municipal Income Fund shareholders will bear the portfolio trading costs associated with this liquidation to the extent that it is completed prior to the Exchange Date. There can be no assurance that such liquidation will be accomplished prior to the Exchange Date. To the extent the liquidation is not accomplished prior to the Exchange Date, the costs of the liquidation will be borne by the shareholders of the combined fund, including current shareholders of Tax-Free High Yield Fund. Putnam Management does not expect that Municipal Income Fund will make any significant dispositions of securities in connection with the proposed merger.

Except for the trading costs associated with the liquidation described above, the fees and expenses for the proposed merger and related transactions are estimated to be $177,010, of which $114,240 will be paid by the funds and the balance will be paid by Putnam Management. These fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the proposed merger and related transactions contemplated by the Agreement, will be allocated ratably between the two funds in proportion to their net assets as of the Valuation Time, except that the costs of proxy materials and proxy solicitations will be borne by Municipal Income Fund. However, to the extent that any payment by either fund of such fees or expenses would result in the disqualification of Tax-Free High Yield Fund or Municipal Income Fund as a "regulated investment company" within the meaning of
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), such fees and expenses will be paid directly by the party incurring them.

Description of the Merger Shares. Merger Shares will be issued to Municipal Income Fund's shareholders in accordance with the procedures under the Agreement as described above. The Merger Shares are class A, class B, class C and class M shares of Tax-Free High Yield Fund. Municipal Income Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Municipal Income Fund. Your Merger Shares will be subject to a contingent deferred sales charge to the same extent that your Municipal Income Fund shares were so subject. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Municipal Income Fund shares and for the price you originally paid. For purposes of determining the conversion date of the class B Merger Shares into class A shares of Tax-Free High Yield Fund, the Merger Shares will be treated as having been purchased on the date you originally purchased your Municipal Income Fund shares (so that the conversion date of the shares will be unchanged by the merger). For more information on the characteristics of each class of Merger Shares, please see the Tax-Free High Yield Fund Prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of Tax-Free High Yield Fund. However, the Agreement and Declaration of Trust of Putnam Tax-Free Income Trust, of which Tax-Free High Yield Fund is a series, disclaims shareholder liability for acts or obligations of Tax-Free High Yield Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Tax-Free High Yield Fund or its Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of Tax-Free High Yield Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Tax-Free High Yield Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of Municipal Income Fund are currently subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each fund's obligation to consummate the transactions contemplated by the Agreement, the funds will receive a tax opinion from Ropes & Gray LLP, counsel to the funds (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i) the acquisition by Tax-Free High Yield Fund of substantially all of the assets of Municipal Income Fund solely in exchange for Merger Shares and the assumption by Tax-Free High Yield Fund of liabilities of Municipal Income Fund followed by the distribution by Municipal Income Fund to its shareholders of Merger Shares in complete liquidation of Municipal Income Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Municipal Income Fund and Tax-Free High Yield Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by Tax-Free High Yield Fund or Municipal Income Fund upon the transfer of Municipal Income Fund's assets to and the assumption of Municipal Income Fund's liabilities by Tax-Free High Yield Fund or upon the distribution of the Merger Shares to Municipal Income Fund's shareholders in liquidation of Municipal Income Fund;

(iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of Municipal Income Fund on the exchange of their shares of Municipal Income Fund for Merger Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by Municipal Income Fund's shareholders will be the same as the aggregate tax basis of Municipal Income Fund shares exchanged therefor;

(v) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of Municipal Income Fund will include the holding periods of Municipal Income Fund shares exchanged therefor, provided that, at the time of the reorganization, Municipal Income Fund shares are held by such shareholders as a capital asset;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by Tax-Free High Yield Fund upon the receipt of assets of Municipal Income Fund in exchange for Merger Shares and the assumption by Tax-Free High Yield Fund of the liabilities of Municipal Income Fund;

(vii) under Section 362(b) of the Code, the tax basis in the hands of Tax-Free High Yield Fund of the assets of Municipal Income Fund transferred to Tax-Free High Yield Fund will be the same as the tax basis of such assets in the hands of Municipal Income Fund immediately prior to the transfer;

(viii) under Section 1223(2) of the Code, the holding periods of the assets of Municipal Income Fund in the hands of Tax-Free High Yield Fund will include the periods during which such assets were held by Municipal Income Fund; and

(ix) Tax-Free High Yield Fund will succeed to and take into account the items of Municipal Income Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

Tax-Free High Yield Fund will file the tax opinion with the SEC shortly after the completion of the proposed merger. This description of the federal income tax consequences of the proposed merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the proposed merger, including the applicability and effect of state, local and other tax laws.

Capitalization. The following table shows the capitalization of the funds as of July 31, 2004, and on a pro forma combined basis, giving effect to the proposed merger as of that date:


-------------------------------------------------------------------------------------------
(Unaudited)                                                                Tax-Free
                                 Municipal     Tax-Free                    High Yield Fund
                                 Income        High Yield    Pro Forma     Pro Forma
                                 Fund          Fund          Adjustment    Combined
-------------------------------------------------------------------------------------------
Net assets (000's omitted)
Class A                          $628,275      $798,737      ($92)*        $1,426,920*
Class B                          $123,147      $180,830      ($19)*          $303,958*
Class C                           $12,560       $10,600       ($2)*           $23,158*
Class M                            $7,521        $6,985       ($1)*           $14,505*

Shares outstanding (000's omitted)
Class A                            73,635        64,085   (23,215)+           114,505+
Class B                            14,441        14,485    (4,574)+            24,352+
Class C                             1,471           850      (464)+             1,857+
Class M                               882           560      (278)+             1,164+

Net asset value per share
Class A                             $8.53        $12.46        --              $12.46
Class B                             $8.53        $12.48        --              $12.48
Class C                             $8.54        $12.47        --              $12.47
Class M                             $8.53        $12.46        --              $12.46
-------------------------------------------------------------------------------------------

* Pro forma combined net assets reflect estimated legal and accounting merger-related costs (and for Municipal Income Fund, estimated proxy costs) of $57,498 for Tax-Free High Yield Fund and $56,742 for Municipal Income Fund.

+ Reflects the issuance of the following estimated shares of Tax-Free High
  Yield Fund in a tax-free exchange for the net assets of Municipal Income Fund as of July 31, 2004, less anticipated expenses, divided by the applicable net asset value per share of Municipal Income Fund on that date:

    Class A:  50,419,689
    Class B:   9,866,861
    Class C:   1,007,131
    Class M:     603,550

Unaudited pro forma combining financial statements of the funds as of July 31, 2004, and for the 12-month period then ended, are included in the SAI. Because the Agreement provides that Tax-Free High Yield Fund will be the surviving fund following the proposed merger and because Tax-Free High Yield Fund's investment objectives and policies will remain unchanged, the pro forma combining financial statements reflect the transfer of the assets and liabilities of Municipal Income Fund to Tax-Free High Yield Fund as contemplated by the Agreement.

The Trustees, including the Independent Trustees, unanimously recommend approval of the proposed merger.

IV. Information about Voting and the Shareholder Meeting

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Municipal Income Fund into Tax-Free High Yield Fund and the solicitation of proxies by and on behalf of the Trustees for use at the Meeting. The Meeting is to be held on March 10, 2005, at 11:00 a.m. at One Post Office Square, 12th Floor, Boston, Massachusetts, or at such later time as is made necessary by adjournment. The Notice of the Meeting, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about January 3, 2005.

As of September 30, 2004, Municipal Income Fund had the following shares outstanding:

------------------------------------------------------------------------------
Share Class         Number of Shares Outstanding
------------------------------------------------------------------------------
Class A                    72,588,290
Class B                    13,631,250
Class C                     1,523,260
Class M                       870,436
------------------------------------------------------------------------------

Only shareholders of record on December 13, 2004 (the "Record Date") will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies are being solicited from Municipal Income Fund's shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the majority of the shares of Municipal Income Fund voted at the Meeting. Proxies from Tax-Free High Yield Fund's shareholders are not being solicited because their approval or consent is not necessary for consummation of the proposed merger.

Record Date, Quorum and Method of Tabulation. Shareholders of record of Municipal Income Fund at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. The holders of 30% of the shares of Municipal Income Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the meeting will be counted by persons appointed by Municipal Income Fund as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on the proposal.

Share Ownership.

At October 31, 2004, the officers and Trustees of Tax-Free High Yield Fund and Municipal Income Fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of a fund beneficially 5% or more of any class of shares of such fund.


Municipal Income Fund
                                                                                      Assuming
                                                                                     Completion
                                                                                  of the Proposed
Class                Shareholder name and address                Percentage owned      Merger*
--------------------------------------------------------------------------------------------------
A                    Edward D. Jones & Co.                             17.50%          16.87%
                     201 Progress Pkwy.
                     Maryland Heights, MO 63043-3003
--------------------------------------------------------------------------------------------------
B                    Edward D. Jones & Co.                              7.00%           9.15%
                     201 Progress Pkwy.
                     Maryland Heights, MO 63043-3003
--------------------------------------------------------------------------------------------------
B                    Merrill, Lynch, Pierce, Fenner & Smith Inc.        5.80%           7.64%
                     4800 Deer Lake Dr. East
                     Jacksonville, FL 32246
--------------------------------------------------------------------------------------------------
C                    Merrill Lynch, Pierce, Fenner & Smith Inc.        10.30%          12.84%
                     4800 Deer Lake Dr. East
                     Jacksonville, FL 32246
--------------------------------------------------------------------------------------------------
C                    Citigroup Global Markets Inc.                      5.80%           6.94%
                     333 West 34th Street, 3rd floor
                     New York, NY 10001
--------------------------------------------------------------------------------------------------
M                    Edward D. Jones & Co.                             20.10%          21.30%
                     201 Progress Pkwy
                     Maryland Heights, MO 63043-3003
--------------------------------------------------------------------------------------------------
M                    Pershing LLC                                       7.20%           5.85%
                     P.O. Box 2052
                     Jersey City, NJ  07303-2052
--------------------------------------------------------------------------------------------------
M                    Citigroup Global Markets Inc.                      7.00%           3.65%**
                     333 West 34th Street, 3rd floor
                     New York, NY 10001
--------------------------------------------------------------------------------------------------
M                    Peggy L. Seaman Trust                              6.70%           3.47%**
                     U/A Dtd 11/19/1997
                     11833 Bailey Dr. NE
                     Lowell, MI  49331-9481
--------------------------------------------------------------------------------------------------

 * Percentage owned assuming completion of the proposed merger on October 31, 2004. Unless otherwise indicated, percentage includes shares of Tax-Free High Yield Fund owned on October 31, 2004.

** Does not include shares of Tax-Free High Yield Fund owned on October 31, 2004.


Tax-Free High Yield Fund


                                                                                      Assuming
                                                                                     Completion
                                                                                   of the Proposed
Class                Shareholder name and address                Percentage owned      Merger*
-----------------------------------------------------------------------------------------------------
A                    Edward D. Jones & Co.                            16.30%            16.87%
                     201 Progress Pkwy.
                     Maryland Heights, MO 63043-3003
-----------------------------------------------------------------------------------------------------
A                    Citigroup Global Markets Inc.                     5.10%             2.89%**
                     333 West 34th Street, 3rd Floor
                     New York, NY 10001
-----------------------------------------------------------------------------------------------------
B                    Merrill, Lynch, Pierce,                           8.80%             7.64%
                     Fenner & Smith Inc.
                     4800 Deer Lake Dr. East
                     Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------------
B                    Edward D. Jones & Co.                            10.50%             9.15%
                     201 Progress Pkwy.
                     Maryland Heights, MO 63043-3003
-----------------------------------------------------------------------------------------------------
C                    Merrill, Lynch, Pierce,                          15.70%            12.84%
                     Fenner & Smith Inc.
                     4800 Deer Lake Dr. East
                     Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------------
C                    Citigroup Global Markets Inc.                     8.20%             6.94%
                     333 West 34th Street, 3rd floor
                     New York, NY 10001
-----------------------------------------------------------------------------------------------------
C                    Edward D. Jones & Co.                             7.00%             3.24%**
                     201 Progress Pkwy.
                     Maryland Heights, MO 63043-3003
-----------------------------------------------------------------------------------------------------
M                    Edward D. Jones & Co.                            22.60%            21.30%
                     201 Progress Pkwy.
                     Maryland Heights, MO 63043-3003
-----------------------------------------------------------------------------------------------------

 * Percentage owned assuming completion of the proposed merger on October 31, 2004. Unless otherwise indicated, percentage includes shares of Municipal Income Fund owned on October 31, 2004.

** Does not include shares of Municipal Income Fund owned on October 31, 2004.


Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees of the funds and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Municipal Income Fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. If you wish to speak to a representative, call 1-877-288-6797. The procedure for solicitation of proxies by telephone is designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Municipal Income Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Municipal Income Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders of Municipal Income Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third-party vendor hired by Putnam Management, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet or by automated telephone, please follow the directions on your proxy card. To use the Internet, please access the Internet address listed on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Municipal Income Fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with that policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Municipal Income Fund has retained at its own expense, Georgeson Shareholder, 17 State Street, New York, NY 10004, to aid in the solicitation of instructions for nominee and registered accounts, for a fee not to exceed $1,500 plus out-of-pocket expenses for mailing and phone costs. Subject to Putnam Management's agreement to limit such expenses, the expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by the fund.

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of Municipal Income Fund; (ii) by properly executing a later-dated proxy; (iii) by recording later-dated voting instructions via the Internet or automated telephone; or (iv) by attending the Meeting and voting in person.

Adjournment. If sufficient votes in favor of the proposal set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against adjournment those proxies required to be voted against the proposal.


Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of December 1, 2004 in Boston, Massachusetts, among Putnam Tax-Free Income Trust (the "Trust"), a Massachusetts business trust, on behalf of its Putnam Tax-Free High Yield Fund series ("Acquiring Fund"), Putnam Municipal Income Fund, a Massachusetts business trust ("Acquired Fund"), and Putnam Investment Management, LLC, a Delaware limited liability company.

PLAN OF REORGANIZATION

(a) Acquired Fund will sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(d)). In consideration therefor, Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of Acquired Fund existing at the Valuation Time and deliver to Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of Acquiring Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class A shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class A shares of Acquired Fund assumed by Acquiring Fund on such date; (ii) a number of full and fractional Class B shares of beneficial interest of Acquiring Fund (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class B shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class B shares of Acquired Fund assumed by Acquiring Fund on such date; (iii) a number of full and fractional Class C shares of beneficial interest of Acquiring Fund (the "Class C Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class C shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class C shares of Acquired Fund assumed by Acquiring Fund on such date; and (iv) a number of full and fractional Class M shares of beneficial interest of Acquiring Fund (the "Class M Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class M shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class M shares of Acquired Fund assumed by Acquiring Fund on such date. The Class A Merger Shares, the Class B Merger Shares, the Class C Merger Shares, and the Class M Merger Shares shall be referred to collectively as the "Merger Shares." It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Prior to the Exchange Date, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(l) hereof.

(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, Acquired Fund shall distribute in complete liquidation to its Class A, Class B, Class C and Class M shareholders of record as of the Exchange Date Class A, Class B, Class C and Class M Merger Shares, each shareholder being entitled to receive that proportion of such Class A, Class B, Class C or Class M Merger Shares that the number of Class A, Class B, Class C and Class M shares of beneficial interest of Acquired Fund held by such shareholder bears to the number of such Class A, Class B, Class C or Class M shares of Acquired Fund outstanding on such date. Certificates representing the Merger Shares will be issued only if the shareholder so requests.


AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund.

Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

(a) Acquiring Fund is a series of the Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign association in any jurisdiction. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the fiscal year ended July 31, 2004, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, have been furnished to Acquired Fund. Such statement of assets and liabilities and schedule of investments fairly present the financial position of Acquiring Fund as of the dates thereof and such statement of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d) The prospectus and statement of additional information dated November 30, 2004, previously furnished to Acquired Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to Acquired Fund (collectively, the "Acquiring Fund Prospectus") do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquiring Fund makes no representation or warranty as to any information in the Acquiring Fund Prospectus that does not specifically relate to Acquiring Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund, other than as have been disclosed in the Prospectus (as defined below) or otherwise disclosed in writing to Acquired Fund.

(f) Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 2004 and those incurred in the ordinary course of Acquiring Fund's business as an investment company since such date.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto
Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

(h) The registration statement and any amendment thereto (including any post-effective amendment) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, and the proxy statement of Acquired Fund included therein (the "Proxy Statement"), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) and at the Exchange Date, the prospectus contained in the Registration Statement (the "Prospectus"), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by Acquired Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

(i) There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in the Registration Statement, the Prospectus, or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) Acquiring Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquiring Fund's officers, are required to be filed by Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(n) The Merger Shares to be issued to Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund.

Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

(a) Acquired Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquired Fund is not required to qualify as a foreign association in any jurisdiction. Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Acquired Fund is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the fiscal year ended March 31, 2004, such statements and schedule having been audited by KPMG LLP, independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the six months ended September 30, 2004, have been furnished to Acquiring Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial position of Acquired Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d) The prospectus and statement of additional information dated July 30, 2004, previously furnished to Acquiring Fund, together with any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to Acquiring Fund (collectively the "Acquired Fund Prospectus"), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquired Fund makes no representation or warranty as to any information in the Acquired Fund Prospectus that does not specifically relate to Acquired Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquired Fund, threatened against Acquired Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquired Fund, other than as have been disclosed in the Registration Statement, the Acquired Fund Prospectus or otherwise disclosed in writing to the Acquiring Fund.

(f) Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of September 30, 2004 and those incurred in the ordinary course of Acquired Fund's business as an investment company since such date. Prior to the Exchange Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2004, whether or not incurred in the ordinary course of business.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h) The Registration Statement, the Prospectus and the Proxy Statement, on the Effective Date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) below and on the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Acquired Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to Acquired Fund, as such Registration Statement, Prospectus and Proxy Statement shall be furnished to Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectuses or Proxy Statements.

(i) There are no material contracts outstanding to which Acquired Fund is a party, other than as will be disclosed in the Prospectus or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) Acquired Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquired Fund's officers, are required to be filed by Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) At both the Valuation Time and the Exchange Date, Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to Acquiring Fund by Acquired Fund). As used in this Agreement, the term "Investments" shall mean Acquired Fund's investments shown on the schedule of its investments as of March 31, 2004 referred to in Section 2(c) hereof, as supplemented with such changes as Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(n) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

(o) At the Exchange Date, Acquired Fund will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Acquired Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its investment restrictions as set forth in the Registration Statement.

3. Reorganization.

(a) Subject to the requisite approval of the shareholders of Acquired Fund and to the other terms and conditions contained herein (including Acquired Fund's obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(l) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired Fund of any investments purchased by Acquired Fund after March 31, 2004 and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A, Class B, Class C and Class M Merger Shares received by it to the Class A, Class B, Class C and Class M shareholders, respectively, of Acquired Fund, in complete liquidation of Acquired Fund.

(b) As soon as practicable following the requisite approval of the shareholders of Acquired Fund, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund shall indicate it does not wish to acquire. Such liquidation will be substantially completed prior to the Exchange Date, unless otherwise agreed by Acquired Fund and Acquiring Fund.

(c) Acquired Fund will pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

(d) The Valuation Time shall be 4:00 p.m. Boston time on March 22, 2005, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

4. Exchange date; valuation time.

On the Exchange Date, Acquiring Fund will deliver to Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of assets of Acquired Fund attributable to Class A shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to the Class A shares of Acquired Fund assumed by Acquiring Fund on that date; (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class B shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class B shares of Acquired Fund assumed by Acquiring Fund on that date; (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class C shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class C shares of Acquired Fund assumed by Acquiring Fund on that date, and
(iv) a number of full and fractional Class M Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class M shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class M.

(a) The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the Class A, Class B, Class C and Class M shares of Acquired Fund and the value of the liabilities attributable to the Class A, Class B, Class C and Class M shares of Acquired Fund to be assumed by Acquiring Fund shall in each case be determined as of the Valuation Time.

(b) The net asset value of the Class A, Class B, Class C and Class M Merger Shares, and the value of the assets and liabilities of the Class A, Class B, Class C and Class M shares of Acquired Fund shall be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund's assets and liabilities.

(c) No adjustment shall be made in the net asset value of either
Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d) Acquiring Fund shall issue the Merger Shares to Acquired Fund in four certificates registered in the name of Acquired Fund, one for Class A Merger Shares, one for Class B Merger Shares, one for Class C Merger Shares and one for Class M Merger Shares (excluding any fractional shares). Acquired Fund shall distribute the Class A Merger Shares to the Class A shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class A shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class B Merger Shares to the Class B shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class B shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class C Merger Shares to the Class C shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class C shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class M Merger Shares to the Class M shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class M shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, Acquiring Fund will not permit such shareholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions shall be credited to the account of such shareholder), receive certificates representing the Merger Shares, or pledge such Merger Shares until such shareholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the shareholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

(e) Acquiring Fund shall assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

5. Expenses, fees, etc.

(a) All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified in (i) below, "Expenses") will be allocated ratably between Acquiring Fund and Acquired Fund in proportion to their net assets as of the Valuation Time, except that (i) the costs of proxy materials and proxy solicitation will be borne by Acquired Fund, and (ii) the costs of liquidating such of Acquired Fund's portfolio securities as Acquiring Fund shall indicate it does not wish to acquire prior to the Exchange Date shall be borne by Acquired Fund; provided however, that the Expenses to be borne by the Acquired Fund will not exceed $56,742, the Expenses to be borne by the Acquiring Fund will not exceed $540,591, and the remainder of any such Expenses will be borne by Putnam Investment Management, LLC; and provided further that such Expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

(b) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquiring Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Fund's obligations referred to in
Section 8), or by reason of the nonfulfillment or failure of any condition to Acquired Fund's obligations referred to in Section 9, Acquiring Fund shall pay directly all reasonable fees and expenses incurred by Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquired Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Fund's obligations referred to in
Section 9), or by reason of the nonfulfillment or failure of any condition to Acquiring Fund's obligations referred to in Section 8, Acquired Fund shall pay directly all reasonable fees and expenses incurred by Acquiring Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Acquiring Fund's or Acquired Fund's being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Acquiring Fund's or Acquired Fund's obligations referred to in Section 8 or Section 9 of this Agreement, then each of Acquiring Fund and Acquired Fund shall bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date.

Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

7. Meeting of shareholders; dissolution.

(a) Acquired Fund agrees to call a meeting of its shareholders as soon as is practicable after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

(b) Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of Acquired Fund in accordance with applicable law and that on and after the Exchange Date, Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

(c) Acquiring Fund has, after the preparation and delivery to Acquiring Fund by Acquired Fund of a preliminary version of the Proxy Statement which was satisfactory to Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

8. Conditions to Acquiring Fund's obligations.

The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of
(i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not "interested persons" of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not "interested persons" of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) a majority of the shares of Acquired Fund voted at a duly constituted meeting.

(b) That Acquired Fund shall have furnished to Acquiring Fund a statement of Acquired Fund's net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Acquired Fund's behalf by Acquired Fund's President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Effective Date there has been no material adverse change in the financial position of Acquired Fund since March 31, 2004, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Acquired Fund, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquired Fund shall have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Acquired Fund by Acquired Fund's President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That Acquired Fund shall have delivered to Acquiring Fund an agreed upon procedures letter from KPMG LLP dated the Exchange Date, setting forth findings of KPMG LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertions that (i) for the short taxable period from April 1, 2004 to the Exchange Date, Acquired Fund qualified as a regulated investment company under the Code, (ii) as of the Exchange Date, has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Exchange Date, has no liability for federal excise tax purposes under section 4982 of the Code.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Acquiring Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) Acquired Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund, is a valid and binding obligation of Acquired Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquired Fund's Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Acquired Fund's Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquired Fund's whose responsibility it is to advise Acquired Fund with respect to such matters, and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(g) That Acquiring Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Acquiring Fund or its shareholders upon receipt of the Investments transferred to Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares, (iii) the basis to Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of Acquired Fund immediately prior to such exchange, (iv) Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by Acquired Fund; and (v) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder. Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.


(h) That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquiring Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the "FTC") and the Department of Justice (the "Department") such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k) That all proceedings taken by Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquiring Fund and Ropes & Gray LLP.

(l) That, prior to the Exchange Date, Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Acquired Fund (i) all of the excess of (X) Acquired Fund's investment income excludable from gross income under Section 103 of the Code over
(Y) Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after March 31, 2004, and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and
(iii) all of its net capital gain realized after reduction by any capital loss carryover in each of its taxable years ending on or after March 31, 2004, and on or prior to the Exchange Date.

(m) That Acquired Fund's custodian shall have delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

(n) That Acquired Fund's transfer agent shall have provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o) That all of the issued and outstanding shares of beneficial interest of Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring Fund or its agents shall have revealed otherwise, either (i) Acquired Fund shall have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

(p) That Acquiring Fund shall have received from KPMG LLP an agreed upon procedures letter addressed to Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to Acquiring Fund setting forth the findings of KPMG LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertion that as of the Valuation Time the value of the assets of Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of Article 10, Section 5 of Acquiring Fund's Bylaws pursuant to the procedures customarily utilized by Acquiring Fund in valuing its assets and issuing its shares.

(q) That Acquired Fund shall have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to Acquired Fund's obligations.

The obligations of Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of
(i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not "interested persons" of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not "interested persons" of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) a majority of the shares of the Acquired Fund voted at a duly constituted meeting.

(b) That Acquiring Fund shall have furnished to Acquired Fund a statement of Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of Acquiring Fund by Acquiring Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since
July 31, 2004, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquiring Fund shall have executed and delivered to Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d) That Acquiring Fund shall have furnished to Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by Acquiring Fund's President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f) That Acquired Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquired Fund and dated the Exchange Date, to the effect that (i) Acquiring Fund is a series of the Trust, a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund, (iii) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust's Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the Trust's Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquiring Fund whose responsibility it is to advise Acquiring Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That Acquired Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Acquired Fund upon the transfer of the Investments to Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Acquired Fund, or upon the distribution of the Merger Shares by Acquired Fund to its shareholders, pursuant to this Agreement, (iii) no gain or loss will be recognized by the Acquired Fund shareholders on the exchange of their shares of the Acquired Fund for Merger Shares; (iv) the aggregate basis of the Merger Shares a Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor, and (v) a Acquired Fund shareholder's holding period for his or her Merger Shares will be determined by including the period for which he or she held Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund's shares as a capital asset. Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h) That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquired Fund and Ropes & Gray LLP.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquired Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

(a) Acquired Fund will indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, Acquiring Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquired Fund contained in the Registration Statement, the Prospectus, the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquired Fund required to be stated therein or necessary to make the statements relating to Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquired Fund. The Indemnified Parties will notify Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Acquired Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

(b) Acquiring Fund will indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Acquired Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring Fund contained in the Registration Statement, the Prospectus, the Proxy Statements, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

11. No broker, etc.

Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

Acquired Fund and the Trust may, by mutual consent of their trustees, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2005, this Agreement shall automatically terminate on that date unless a later date is agreed to by Acquired Fund and the Trust.

13. Rule 145.

Pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

"THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO PUTNAM TAX-FREE HIGH YIELD FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO PUTNAM TAX-FREE HIGH YIELD FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, Acquiring Fund will issue stop transfer instructions to Acquiring Fund's transfer agent with respect to such shares. Acquired Fund will provide Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of Acquired Fund an affiliate of Acquired Fund on such date.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust.

Copies of the Agreements and Declarations of Trust of Acquired Fund and the Trust are on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees or officers of each trust, respectively, as Trustees or officers and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of Acquired Fund or the Trust individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.


                    PUTNAM TAX-FREE INCOME TRUST,
                    on behalf of its Putnam Tax-Free High Yield
                    Fund series

                        /S/ Charles E. Porter
                    By: _________________________
                    Name: Charles E. Porter
                    Title: Executive Vice president and Associate Treasurer

                    PUTNAM MUNICIPAL INCOME FUND

                        /S/ Charles E. Porter
                    By: _______________________
                    Name: Charles E. Porter
                    Title: Executive Vice president and Associate Treasurer

                    PUTNAM INVESTMENT MANAGEMENT, LLC

                        /S/ James P. Pappas
                    By: ________________________
                    Name: James P. Pappas
                    Title: Managing Director


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Table of contents

I.    Synopsis                                                      6

II.   Risk Factors                                                 15

III.  Information about the Proposed Merger                        16

IV.   Information about Voting and the Shareholder Meeting         25

Appendix A - Agreement and Plan of Reorganization                 A-1

[PUTNAM INVESTMENTS LOGO]

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581                                219707  12/04


PUTNAM TAX-FREE HIGH YIELD FUND

A SERIES OF PUTNAM TAX-FREE INCOME TRUST

FORM N-14
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
December 10, 2004

This Statement of Additional Information ("SAI") contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement of Putnam Tax-Free High Yield Fund ("Tax-Free High Yield Fund") dated December 10, 2004 (the "Prospectus/Proxy Statement") relating to the sale of all or substantially all of the assets of Putnam Municipal Income Fund ("Municipal Income Fund") to Tax-Free High Yield
Fund. Tax-Free High Yield Fund's Statement of Additional Information dated November 30, 2004 is attached to this SAI as Appendix A. This SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement. This SAI should be read in conjunction with the Prospectus/Proxy Statement. Investors may obtain a free copy of the Prospectus/Proxy Statement by writing Putnam Investor Services, One Post Office Square, Boston, MA 02109, or by calling 1-800-225-1581.

TABLE OF CONTENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS                         1
APPENDIX A                                                           A-1


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is Tax-Free High Yield Fund's independent registered public accounting firm. KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is Municipal Income Fund's independent registered public accounting firm. Both firms provide audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The following documents are incorporated by reference into this SAI: (i) Independent Auditors' Report, financial highlights and financial statements included in the Municipal Income Fund's Annual Report to shareholders for the fiscal year ended March 31, 2004, (ii) Report of Independent Registered Public Accounting Firm and financial statements included in Tax-Free High Yield Fund's Annual Report to shareholders for the fiscal year ended July 31, 2004, and (iii) the financial statements included in Municipal Income Fund's Semiannual Report to shareholders for the six months ended September 30, 2004. The financial highlights for Tax-Free High Yield Fund incorporated into the Prospectus/Proxy Statement, the audited financial statements for Tax-Free High Yield Fund incorporated by reference into this SAI, and the audited financial statements for Municipal Income Fund incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP and KPMG LLP, given on their authority as experts in auditing and accounting.

Putnam Municipal Income Fund
and
Putnam Tax-Free High Yield Fund

Proforma Combining Financial Statements
(Unaudited)

The accompanying unaudited proforma combining investment portfolio and statement of assets and liabilities assumes that the proposed exchange described in the next paragraph occurred as of July 31, 2004 and the unaudited proforma combining statement of operations for the 12 months ended July 31, 2004 presents the results of operations of Putnam Tax-Free High Yield Fund as if the combination with Putnam Municipal Income Fund had been consummated at August 1, 2003. The proforma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at August 1, 2003. These historical statements have been derived from Putnam Tax-Free High Yield Fund's and Putnam Municipal Income Fund's books and records utilized in calculating daily net asset value at July 31, 2004, and for the 12 month period then ended. The preparation of these statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The proforma statements give effect to the proposed transfer of all of the assets of Putnam Municipal Income Fund to Putnam Tax-Free High Yield Fund in exchange for the assumption by Putnam Tax-Free High Yield Fund of all of the liabilities of Putnam Municipal Income Fund and for a number of Putnam Tax-Free High Yield Fund's shares equal in value to the value of the net assets of Putnam Municipal Income Fund transferred to Putnam Tax-Free High Yield Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Putnam Tax-Free High Yield Fund for pre-combination periods will not be restated. The proforma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization among Tax-Free High Yield Fund, Municipal Income Fund and Putnam Investment Management, LLC ("Putnam Management"), dated December 1, 2004 (the "Agreement").

The unaudited proforma combining statements should be read in conjunction with the separate financial statements of Putnam Tax-Free High Yield Fund and Putnam Municipal Income Fund incorporated by reference in this SAI.

Putnam Tax-Free High Yield Fund

Notes to Proforma Combining Statements
(Unaudited)
July 31, 2004

Security Valuation

Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

Federal taxes

It is the policy of each fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies.


The Proforma Combining Investment Portfolio of Putnam Tax-Free High Yield Fund and Putnam Municipal Income Fund
July 31, 2004 (unaudited)

KEY TO ABBREVIATIONS
  AMBAC -- AMBAC Indemnity Corporation
  COP -- Certificate of Participation
  FGIC -- Financial Guaranty Insurance Company
  FRB -- Floating Rate Bonds
  FSA -- Financial Security Assurance
  G.O. Bonds -- General Obligation Bonds
  IFB -- Inverse Floating Rate Bonds
  MBIA -- MBIA Insurance Company
  U.S. Govt. Coll. -- U.S. Government Collateralized
  VRDN -- Variable Rate Demand Notes




                                                                                                            Putnam Tax-Free
                                                                                                            High Yield Fund
                                                     Putnam                       Putnam                        Proforma
                                           Tax-Free High Yield Fund       Municipal Income Fund                 Combined

Municipal Bonds and Notes (a)                                  98.2%                         97.9%                         98.1%
-------------------------------------------------------------------------------------------------------------------------------
                                           Principal                     Principal                     Principal
                                              amount          Value         amount          Value         amount          Value
-------------------------------------------------------------------------------------------------------------------------------
Alabama                                                         0.6%                          1.6%                          1.1%
-------------------------------------------------------------------------------------------------------------------------------
Anniston, Indl. Dev. Rev. Bonds
(Hoover Group, Inc.), 8 1/2s, 9/1/10      $1,420,000       $781,000            $--            $--     $1,420,000       $781,000
Jackson Cnty., Hlth. Care Auth. Rev.
Bonds, 5.7s, 5/1/19                        5,000,000      4,543,750      4,640,000      4,216,600      9,640,000      8,760,350
Jefferson Cnty., Swr. Rev. Bonds,
FGIC, 5 3/4s, 2/1/38                              --             --      7,500,000      8,418,750      7,500,000      8,418,750
Phoenix City, Indl. Dev. Board Rev.
Bonds (Mead Coated Board), Ser. A,
5.3s, 4/1/27                               1,000,000        917,500             --             --      1,000,000        917,500
                                                     --------------                --------------                --------------
                                                          6,242,250                    12,635,350                    18,877,600

Arizona                                                         2.0%                          1.4%                          1.7%
-------------------------------------------------------------------------------------------------------------------------------
AZ State Hlth. Fac. Auth. Rev. Bonds
(Bethesda Foundation), Ser. A, 6.4s,
8/15/27                                    1,500,000      1,438,125             --             --      1,500,000      1,438,125
Casa Grande, Indl. Dev. Auth. Rev.
Bonds (Casa Grande Regl. Med. Ctr.),
Ser. A
7 5/8s, 12/1/29                            4,000,000      4,145,000      3,300,000      3,419,625      7,300,000      7,564,625
7 1/4s, 12/1/19                              500,000        511,250             --             --        500,000        511,250
Cochise Cnty., Indl. Dev. Auth. Rev.
Bonds
(Sierra Vista Regl. Hlth. Ctr.), 7
3/4s, 12/1/30                              3,425,000      3,733,250             --             --      3,425,000      3,733,250
(Sierra Vista Cmnty. Hosp.), 6.45s,
12/1/17                                           --             --      2,800,000      2,908,500      2,800,000      2,908,500
(Sierra Vista Regl. Hlth. Ctr.), Ser.
A, 6.2s, 12/1/21                           1,000,000        995,000             --             --      1,000,000        995,000
Maricopa Cnty., Poll. Control Rev.
Bonds (Pub. Service- Palo Verde), Ser.
A, 4s, 1/1/38                                     --             --      2,000,000      2,017,500      2,000,000      2,017,500
Navajo Cnty., Indl. Dev. Rev. Bonds
(Stone Container Corp.), 7.2s, 6/1/27             --             --      2,500,000      2,534,375      2,500,000      2,534,375
Pima Cnty., Indl. Dev. Auth. Hlth.
Care Fac. Rev. Bonds, Ser. A, 8 1/2s,
11/15/32                                   5,280,000      4,653,000             --             --      5,280,000      4,653,000
Scottsdale, Indl. Dev. Auth. Rev.
Bonds (Westminster Village 1st.
Mtge.), Ser. A, U.S. Govt. Coll.
8 1/4s, 6/1/15                             1,500,000      1,611,375             --             --      1,500,000      1,611,375
8s, 6/1/11                                 2,300,000      2,466,083             --             --      2,300,000      2,466,083
                                                     --------------                --------------                --------------
                                                         19,553,083                    10,880,000                    30,433,083

Arkansas                                                        1.1%                          1.0%                          1.1%
-------------------------------------------------------------------------------------------------------------------------------
AR State Hosp. Dev. Fin. Auth. Rev.
Bonds (Washington Regl. Med. Ctr.), 7
3/8s, 2/1/29                               6,600,000      7,243,500      3,900,000      4,280,250     10,500,000     11,523,750
Northwest Regl. Arpt. Auth. Rev.
Bonds, 7 5/8s, 2/1/27                      3,650,000      3,932,875      3,415,000      3,679,663      7,065,000      7,612,538
                                                     --------------                --------------                --------------
                                                         11,176,375                     7,959,913                    19,136,288

California                                                      8.4%                         17.3%                         12.3%
-------------------------------------------------------------------------------------------------------------------------------
ABAG Fin. Auth. COP (American Baptist
Homes), Ser. A, 5.85s, 10/1/27             3,000,000      2,778,750             --             --      3,000,000      2,778,750
Anaheim, Pub. Fin. Auth. Lease 144A
Rev. Bonds (Pub. Impts.), Ser. A, FSA,
6s, 9/1/24                                        --             --      5,000,000      5,650,000      5,000,000      5,650,000
Association of Bay Area Governments
(ABAG) Fin. Auth. for Nonprofit Corps.
Rev. Bonds (San Diego Hosp. Assn.),
Ser. C, 5 3/8s, 3/1/21                            --             --        425,000        423,406        425,000        423,406
CA Rev. Bonds
(Adventist Hlth. Syst.), Ser. A, 5s,
3/1/33                                            --             --      2,500,000      2,387,500      2,500,000      2,387,500
(Stanford Hosp. & Clinics), Ser. A,
5s, 11/15/23                                      --             --      2,500,000      2,453,125      2,500,000      2,453,125
CA State G.O. Bonds
FGIC, 5 1/2s, 3/1/11                              --             --     10,000,000     11,200,000     10,000,000     11,200,000
5.1s, 2/1/34                                      --             --      2,000,000      1,972,500      2,000,000      1,972,500
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A
AMBAC, 5 1/2s, 5/1/13                             --             --     18,000,000     20,137,500     18,000,000     20,137,500
5 1/2s, 5/1/11                                    --             --      7,000,000      7,761,250      7,000,000      7,761,250
5 3/8s, 5/1/22                             7,500,000      7,818,750             --             --      7,500,000      7,818,750
5 1/8s, 5/1/18                                    --             --      2,000,000      2,095,000      2,000,000      2,095,000
CA State Econ. Recvy. G.O. Bonds, Ser.
A, MBIA, 5s, 7/1/12                               --             --      1,000,000      1,092,500      1,000,000      1,092,500
CA State Econ. Recvy. G.O. Bonds, Ser.
A, 5s, 7/1/17                                     --             --      3,650,000      3,805,125      3,650,000      3,805,125
CA State Econ. Recvy. VRDN, 1 s,
7/1/23                                            --             --      6,000,000      6,000,000      6,000,000      6,000,000
CA State Pub. Wks. Board Lease Rev.
Bonds (Dept. of Corrections-State
Prisons), Ser. A, AMBAC, 5s, 12/1/19              --             --      4,240,000      4,531,500      4,240,000      4,531,500
CA Statewide Cmnty. Dev. Auth. Apt.
Dev. Rev. Bonds (Irvine Apt. Cmntys.),
Ser. A-3, 5.1s, 5/15/25                    4,300,000      4,498,875             --             --      4,300,000      4,498,875
CA Statewide Cmnty. Dev. Auth.
Multi-Fam. Rev. Bonds (Hsg. Equity
Res.), Ser. B, 5.2s, 12/1/29               1,000,000      1,052,500             --             --      1,000,000      1,052,500
CA Statewide Cmnty. Dev. Auth. Special
Tax Rev. Bonds (Citrus Garden Apt.
Project - D1), 5 1/4s, 7/1/22              1,000,000      1,013,750             --             --      1,000,000      1,013,750
Capistrano, Unified School Dist.
Cmnty. Fac. Special Tax (No 98-2
Ladera), 5.7s, 9/1/20                      1,500,000      1,520,625             --             --      1,500,000      1,520,625
Capistrano, Unified School Dist.
Cmnty. Fac. Special Tax Bonds
(Ladera), Ser. 98-2, 5 3/4s, 9/1/29        1,750,000      1,750,000             --             --      1,750,000      1,750,000
Chula Vista, Cmnty. Fac. Dist. Special
Tax (No. 07-I Otay Ranch Village
Eleven), 5.8s, 9/1/28                      1,100,000      1,108,250        900,000        906,750      2,000,000      2,015,000
Chula Vista, Cmnty. Fac. Dist. Special
Tax Rev. Bonds (No. 08-1 Otay Ranch
Village Six), 6s, 9/1/33                   2,855,000      2,819,313             --             --      2,855,000      2,819,313
Corona, COP (Vista Hosp. Syst.), zero
%, 7/1/29 (In default) (NON)              18,000,000        360,000     13,900,000        278,000     31,900,000        638,000
Elk Grove CA Special Tax Rev. Bonds
(Poppy Ridge Cmnty. Facs. - No 03-01),
6s, 9/1/34                                 3,000,000      3,011,250             --             --      3,000,000      3,011,250
Folsom, Special Tax Rev. Bonds (Cmnty.
Facs. Dist. No. 10), 5 7/8s, 9/1/28        1,750,000      1,756,563             --             --      1,750,000      1,756,563
Foothill/Eastern Corridor Agcy. Rev.
Bonds (CA Toll Roads), 5 3/4s, 1/15/40       300,000        298,875             --             --        300,000        298,875
Gilroy, Rev. Bonds (Bonfante Gardens
Park), 8s, 11/1/25                         7,835,000      5,533,469      2,960,000      2,090,500     10,795,000      7,623,969
Golden State Tobacco Securitization
Corp. Rev. Bonds, Ser. B, 5 5/8s,
6/1/38                                     6,000,000      6,067,500      5,000,000      5,056,250     11,000,000     11,123,750
Irvine, Impt. Board Act of 1915
Special Assmt. Bonds (Assmt. Dist. No.
00-18-GRP 3), 5.55s, 9/2/26                1,000,000        987,500             --             --      1,000,000        987,500
LA Tax Alloc. Rev. Bonds (No. 5 & 6),
MBIA, 5 1/4s, 2/1/19                              --             --      1,400,000      1,536,500      1,400,000      1,536,500
Lancaster, Fin. Auth. Tax Alloc. Rev.
Bonds (No. 5 & 6), MBIA, 5s, 2/1/16               --             --      1,215,000      1,310,681      1,215,000      1,310,681
Los Angeles, Regl. Arpt. Impt. Corp.
Lease Rev. Bonds, Ser. C, 7 1/2s,
12/1/24                                    3,500,000      2,983,750             --             --      3,500,000      2,983,750
Orange Cnty., Cmnty. Fac. Dist.
Special Tax (No. 03-1 Ladera Ranch),
Ser. A, 5.4s, 8/15/21                             --             --      1,240,000      1,241,550      1,240,000      1,241,550
Orange Cnty., Cmnty. Fac. Dist.
Special Tax (No. 03-1 Ladera Ranch),
Ser. A, 5.4s, 8/15/22                      1,520,000      1,518,100             --             --      1,520,000      1,518,100
Orange Cnty., Cmnty. Fac. Dist.
Special Tax Rev. Bonds (Ladera Ranch -
No. 02-1), Ser. A, 5.55s, 8/15/33          1,625,000      1,618,906      1,250,000      1,245,313      2,875,000      2,864,219
Orange Cnty., Local Trans. Auth. Sales
Tax IFB, 11.102s, 2/14/11                         --             --      5,600,000      7,175,000      5,600,000      7,175,000
Orange Cnty., Local Trans. Auth. Sales
Tax Rev. Bonds, AMBAC, 6.2s, 2/14/11              --             --      4,000,000      4,580,000      4,000,000      4,580,000
Rancho Mirage, JT Powers Fin. Auth.
Rev. Bonds (Eisenhower Med. Ctr.), 5
7/8s, 7/1/26                                      --             --      1,700,000      1,748,875      1,700,000      1,748,875
Redondo Beach, Redev. Agcy. Multi-Fam.
Hsg. Rev. Bonds (Heritage Point)
Ser. B, 8 1/2s, 9/1/23                     2,895,000      2,943,983             --             --      2,895,000      2,943,983
Ser. A, 6 1/2s, 9/1/23                     4,690,000      4,770,011             --             --      4,690,000      4,770,011
Roseville, Cmnty. Fac. Special Tax
Bonds (Dist. 1), 6s, 9/1/33                1,500,000      1,524,375             --             --      1,500,000      1,524,375
Sacramento, Special Tax Rev. Bonds
(North Natomas Cmnty. Fac.), Ser. 4-A,
6s, 9/1/28                                   700,000        712,250             --             --        700,000        712,250
San Joaquin Hills, Trans. Corridor
Agcy. Rev. Bonds, Ser. A, 5 1/2s,
1/15/28                                    1,500,000      1,365,000             --             --      1,500,000      1,365,000
San Joaquin Hills, Trans. Corridor
Agcy. Toll Rd. Rev. Bonds, 7.55s,
1/1/10                                            --             --     10,000,000     11,837,500     10,000,000     11,837,500
Santaluz Cmnty., Facs. Dist. No. 2
Special Tax Rev. Bonds (Impt. Area No.
1), Ser. B, 6 3/8s, 9/1/30                 4,970,000      5,075,613      2,000,000      2,042,500      6,970,000      7,118,113
Southern CA Pub. Pwr. Auth. IFB
(Transmission), 9.84s, 7/1/12                350,000        352,247             --             --        350,000        352,247
Sunnyvale, Special Tax Rev. Bonds
(Cmnty. Fac. Dist. No. 1), 7 3/4s,
8/1/32                                     4,560,000      4,588,500      2,220,000      2,233,875      6,780,000      6,822,375
U. of CA, Rev. Bonds (Multi-Purpose
Projects), Ser. Q, FSA, 5s, 9/1/11                --             --      6,560,000      7,199,600      6,560,000      7,199,600
Vallejo, COP (Marine World Foundation)
7.2s, 2/1/26                              10,500,000     10,526,250             --             --     10,500,000     10,526,250
7s, 2/1/17                                        --             --     11,840,000     11,869,600     11,840,000     11,869,600
Valley Hlth. Syst. COP, 6 7/8s,
5/15/23                                    3,825,000      3,203,438             --             --      3,825,000      3,203,438
Valley Hlth. Syst. Hosp. Rev. Bonds,
Ser. A, 6 1/2s, 5/15/25                           --             --      2,050,000      1,701,500      2,050,000      1,701,500
                                                     --------------                --------------                --------------
                                                         83,558,393                   133,563,400                   217,121,793

Colorado                                                        0.7%                          0.9%                          0.8%
-------------------------------------------------------------------------------------------------------------------------------
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), 5.9s, 10/1/27      5,000,000      5,062,500             --             --      5,000,000      5,062,500
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30 (Prerefunded)               745,000        879,100             --             --        745,000        879,100
6 3/8s, 12/15/30                             755,000        805,019             --             --        755,000        805,019
Denver, City & Cnty. Arpt. Rev. Bonds,
Ser. A, 7 1/2s, 11/15/23                          --             --      3,310,000      3,421,845      3,310,000      3,421,845
Larimer Cnty., G.O. Bonds (Poudre
Impt. - School Dist. No. 1), 7s,
12/15/16                                          --             --      3,000,000      3,768,750      3,000,000      3,768,750
                                                     --------------                --------------                --------------
                                                          6,746,619                     7,190,595                    13,937,214

Connecticut                                                     3.2%                          3.0%                          3.1%
-------------------------------------------------------------------------------------------------------------------------------
CT State Dev. Auth. Rev. Bonds
(East Hills Woods), Ser. A, 7 3/4s,
11/1/17                                    4,183,644      3,294,620      1,349,013      1,062,348      5,532,657      4,356,968
(Elm Park Baptist), 5s, 12/1/13                   --             --      1,000,000      1,012,500      1,000,000      1,012,500
(East Hills Woods), Ser. B, zero %,
3/1/21                                       457,428         24,015        147,496          7,744        604,924         31,759
CT State Dev. Auth. 1st. Mtg. Gross
Rev. Hlth. Care Rev. Bonds (The Elm
Street Park Baptist, Inc. Project),
5.85s, 12/1/33                             2,000,000      2,027,500             --             --      2,000,000      2,027,500
CT State Dev. Auth. Poll. Control Rev.
Bonds (Western MA), Ser. A, 5.85s,
9/1/28                                     6,000,000      6,262,500      6,000,000      6,262,500     12,000,000     12,525,000
CT State Hlth. & Edl. Fac. Auth. FRB,
Ser. U, 0.96s, 7/1/33                     10,000,000     10,000,000     10,000,000     10,000,000     20,000,000     20,000,000
CT State Hlth. & Edl. Fac. Auth. VRDN
(Yale U.), Ser. U2, 1.12s, 7/1/33         10,000,000     10,000,000      5,000,000      5,000,000     15,000,000     15,000,000
                                                     --------------                --------------                --------------
                                                         31,608,635                    23,345,092                    54,953,727

District of Columbia                                            2.4%                          5.8%                          3.9%
-------------------------------------------------------------------------------------------------------------------------------
DC G.O. Bonds, Ser. A, 6 3/8s, 6/1/26     17,000,000     18,700,000     31,750,000     34,925,000     48,750,000     53,625,000
DC Rev. Bonds (American Geophysical
Union)
5 7/8s, 9/1/23                                    --             --      4,200,000      4,220,538      4,200,000      4,220,538
5 3/4s, 9/1/13                                    --             --      3,095,000      3,111,373      3,095,000      3,111,373
DC Tobacco Settlement Fin. Corp. Rev.
Bonds, 6 1/2s, 5/15/33                     5,500,000      4,805,625      3,000,000      2,621,250      8,500,000      7,426,875
                                                     --------------                --------------                --------------
                                                         23,505,625                    44,878,161                    68,383,786

Florida                                                         5.1%                          3.3%                          4.3%
-------------------------------------------------------------------------------------------------------------------------------
Brevard Cnty., Hlth. Fac. Auth. Rev.
Bonds (Courtenay Springs), 7 3/4s,
11/15/24                                   9,260,000      9,613,639             --             --      9,260,000      9,613,639
Cap. Trust Agcy. Multi-Fam. Rev. Bonds
(American Opportunity-Senior), Ser. A,
5 7/8s, 12/1/38                            3,105,000      2,891,531             --             --      3,105,000      2,891,531
Cap. Trust Agcy. Rev. Bonds (Seminole
Tribe Convention), Ser. A, 10s,
10/1/33                                    5,000,000      6,050,000      2,500,000      3,025,000      7,500,000      9,075,000
CFM Cmnty. Dev. Dist. Rev. Bonds                                                                              --             --
Ser. A, 6 1/4s, 5/1/35                     3,000,000      3,022,500      1,000,000      1,007,500      4,000,000      4,030,000
(Cap. Impt.), Ser. B, 5 7/8s, 5/1/14              --             --        500,000        505,000        500,000        505,000
Escambia Cnty., Hlth. Fac. Auth. Rev.
Bonds (Baptist Hosp. & Baptist Manor),
5 1/8s, 10/1/19                                   --             --      1,650,000      1,612,875      1,650,000      1,612,875
Fishhawk, Cmnty. Dev. Dist. II Rev.
Bonds, Ser. B                                                                                                 --             --
5 1/8s, 11/1/09                            2,500,000      2,506,250             --             --      2,500,000      2,506,250
5s, 11/1/07                                1,780,000      1,784,450             --             --      1,780,000      1,784,450
FL State Fin. Dept. Gen. Svcs. IFB
(Rites-PA 414A), FSA, 9.16s, 7/1/11
(Acquired 9/2/98, cost $ 6,687,794)
(RES)                                      5,180,000      6,798,750             --             --      5,180,000      6,798,750
Halifax, Hosp. Med. Ctr. Rev. Bonds,
Ser. A, 7 1/4s, 10/1/29                    1,000,000      1,072,500             --             --      1,000,000      1,072,500
Heritage Harbor, South Cmnty. Dev.
Dist. Special Assmt. Rev. Bonds (Cap.
Impt.), Ser. B, 5.4s, 11/1/08                     --             --        975,000        988,406        975,000        988,406
Highlands Cnty., Hlth. Fac. Auth. Rev.
Bonds (Adventist Sunbelt), Ser. A, 6s,
11/15/31                                          --             --      3,000,000      3,146,250      3,000,000      3,146,250
Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (Shell Point Village
Project), Ser. A, 5 1/2s, 11/15/29         3,300,000      3,093,750      1,050,000        984,375      4,350,000      4,078,125
Leesburg, Hosp. Rev. Bonds (Regl. Med.
Ctr.), Ser. A, 5s, 7/1/17                         --             --      1,635,000      1,639,088      1,635,000      1,639,088
Miami Beach, Hlth. Fac. Auth. Hosp.
Rev. Bonds (Mount Sinai Med. Ctr.),
Ser. A, 6.7s, 11/15/19                            --             --      2,000,000      2,047,500      2,000,000      2,047,500
Middle Village Cmnty. Dev. Dist.
Special Assmt., Ser. A, 6s, 5/1/35         2,000,000      2,010,000             --             --      2,000,000      2,010,000
Orange Cnty., Hlth. Fac. Auth. IFB,
9.915s, 10/1/14 (acquired 4/19/95,
cost $6,129,272)(RES)                             --             --      4,750,000      7,208,125      4,750,000      7,208,125
Orange Cnty., Hlth. Fac. Auth. Rev.
Bonds                                                                                                         --             --
(Orlando Regl. Hlth. Care), 5 3/4s,
12/1/32                                    1,400,000      1,424,500      1,300,000      1,322,750      2,700,000      2,747,250
(Adventist Hlth. Syst.), 5 5/8s,
11/15/32                                   3,750,000      3,801,563             --             --      3,750,000      3,801,563
St. Johns Cnty., Hlth. Care Indl. Dev.
Auth. Rev. Bonds (Glenmoor St. Johns
Project), Ser. A, 8s, 1/1/30               1,800,000      1,719,000      1,050,000      1,002,750      2,850,000      2,721,750
Verandah, West Cmnty. Dev. Dist. Rev.
Bonds (Cap. Impt.)                                                                                            --             --
Ser. A, 6 5/8s, 5/1/33                       990,000      1,011,038             --             --        990,000      1,011,038
Ser. B, 5 1/4s, 5/1/08                            --             --        920,000        923,450        920,000        923,450
Westchester Cmnty. Dev. Dist. No. 1
Special Assmt. (Cmnty.
Infrastructure), 6 1/8s, 5/1/35            2,250,000      2,266,875             --             --      2,250,000      2,266,875
World Commerce Cmnty. Dev. Dist.
Special Assmt., Ser. A-1
6 1/2s, 5/1/36                             1,250,000      1,250,000             --             --      1,250,000      1,250,000
6 1/4s, 5/1/22                             1,000,000        988,750             --             --      1,000,000        988,750
                                                     --------------                --------------                --------------
                                                         51,305,096                    25,413,069                    76,718,165

Georgia                                                         3.9%                          1.0%                          2.6%
-------------------------------------------------------------------------------------------------------------------------------
Atlanta, Waste Wtr. VRDN, Ser. C, FSA,
1.10s, 11/1/41                             6,165,000      6,165,000             --             --      6,165,000      6,165,000
Burke Cnty., Poll. Control Dev. Auth.
Mandatory Put Bonds (GA Power Co.),
4.45s, 12/1/08                             8,000,000      8,340,000      4,000,000      4,170,000     12,000,000     12,510,000
Effingham Cnty., Indl. Dev. Auth. Rev.
Bonds (Pacific Corp.), 6 1/2s, 6/1/31      3,400,000      3,455,250             --             --      3,400,000      3,455,250
Forsyth Cnty., Hosp. Auth. Rev. Bonds
(GA Baptist Hlth. Care Syst.), U.S.
Govt. Coll., 6 3/8s, 10/1/28               6,000,000      7,230,000             --             --      6,000,000      7,230,000
Forsyth Cnty., Indl. Dev. Auth. Rev.
Bonds (Hoover Group, Inc.), 8 1/2s,
12/1/05                                    4,370,000      2,403,500             --             --      4,370,000      2,403,500
Fulton Cnty., Res. Care Fac. Rev.
Bonds (Canterbury Court), Class A, 6
1/8s, 2/15/34                                800,000        792,000             --             --        800,000        792,000
Rockdale Cnty., Dev. Auth. Solid Waste
Disp. Rev. Bonds (Visay Paper, Inc.)
7 1/2s, 1/1/26                             6,875,000      7,101,188      1,600,000      1,652,640      8,475,000      8,753,828
7.4s, 1/1/16                                      --             --      1,800,000      1,859,112      1,800,000      1,859,112
Savannah, Econ. Dev. Auth. Poll.
Control Rev. Bonds (Stone Container
Corp.), 8 1/8s, 7/1/15                     3,160,000      3,269,146             --             --      3,160,000      3,269,146
                                                     --------------                --------------                --------------
                                                         38,756,084                     7,681,752                    46,437,836

Illinois                                                        1.5%                          2.4%                          1.9%
-------------------------------------------------------------------------------------------------------------------------------
Chicago, Special Assmt. Bonds (Lake
Shore East), 6 3/4s, 12/1/32               1,500,000      1,541,250             --             --      1,500,000      1,541,250
Chicago, O'Hare Intl. Arpt. Special
Fac. Rev. Bonds (American Airlines,
Inc.), 8.2s, 12/1/24                              --             --      3,745,000      2,883,650      3,745,000      2,883,650
Chicago, Waste Wtr. Rev. Bonds, MBIA,
5 1/2s, 1/1/19                                    --             --      4,385,000      4,971,494      4,385,000      4,971,494
IL Dev. Fin. Auth. Rev. Bonds (Mercy
Hsg. Corp.), 7s, 8/1/24                    1,025,000      1,045,500      1,700,000      1,734,000      2,725,000      2,779,500
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), 8
1/4s, 8/1/12                                 740,000        666,000        575,000        517,500      1,315,000      1,183,500
(Cmnty. Rehab. Providers Fac.), Ser.
A, 7 7/8s, 7/1/20 (Prerefunded)            4,105,000      4,420,346      2,470,000      2,659,745      6,575,000      7,080,091
(Cmnty. Rehab. Providers Fac.), Ser.
A, 7 7/8s, 7/1/20                            610,000        488,000        415,000        332,000      1,025,000        820,000
(Hindsdale Hosp.), Ser. A, 6.95s,
11/15/13                                          --             --      4,790,000      5,520,475      4,790,000      5,520,475
(St. Benedict), Ser. 03A-1, 6.9s,
11/15/33                                   1,000,000        992,500             --             --      1,000,000        992,500
(Elmhurst Memorial Hlth. Care), 5
5/8s, 1/1/28                               6,000,000      6,090,000             --             --      6,000,000      6,090,000
                                                     --------------                --------------                --------------
                                                         15,243,596                    18,618,864                    33,862,460

Indiana                                                         1.4%                          1.1%                          1.3%
-------------------------------------------------------------------------------------------------------------------------------
Indianapolis, Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.1s, 1/15/17     6,500,000      6,581,250      5,500,000      5,568,750     12,000,000     12,150,000
Plainfield, Indl. Econ. Dev. Rev.
Bonds (Earl M. Jorgensen Co.), 8 1/2s,
9/1/04                                       900,000        900,999             --             --        900,000        900,999
Rockport, Poll. Control Mandatory Put
Bonds (Indiana Michigan Pwr. Co.),
Ser. C, 2 5/8s, 10/1/06                    2,200,000      2,180,750             --             --      2,200,000      2,180,750
Rockport, Poll. Control Rev. Bonds
(Indiana-Michigan Pwr.), Ser. A, 4.9s,
6/1/25                                     4,000,000      4,155,000      3,000,000      3,116,250      7,000,000      7,271,250
                                                     --------------                --------------                --------------
                                                         13,817,999                     8,685,000                    22,502,999

Iowa                                                            1.7%                          1.2%                          1.5%
-------------------------------------------------------------------------------------------------------------------------------
Hills, Hlth. Care, VRDN (Mercy Hosp.)
1.95s, 8/1/32                                     --             --      1,985,000      1,985,000      1,985,000      1,985,000
IA Fin. Auth. Hlth. Care Fac. Rev.
Bonds (Care Initiatives)
9 1/4s, 7/1/25                            13,860,000     16,250,850      6,355,000      7,451,238     20,215,000     23,702,088
9.15s, 7/1/09                                775,000        884,469             --             --        775,000        884,469
Marion Hlth. Care Fac. Rev. Bonds
(First Mtg.), Ser. IA, 1.76s, 1/1/29         105,000         95,288             --             --        105,000         95,288
                                                     --------------                --------------                --------------
                                                         17,230,607                     9,436,238                    26,666,845

Kansas                                                          0.4%                          0.0%                          0.2%
-------------------------------------------------------------------------------------------------------------------------------
Lenexa, Hlth. Care Rev. Bonds
(LakeView Village)
Ser. C, 6 7/8s, 5/15/32                    2,250,000      2,328,750             --             --      2,250,000      2,328,750
Ser. B, 6 1/4s, 5/15/26                    1,200,000      1,201,500             --             --      1,200,000      1,201,500
                                                     --------------                --------------                --------------
                                                          3,530,250                            --                     3,530,250

Kentucky                                                        0.8%                          0.4%                          0.6%
-------------------------------------------------------------------------------------------------------------------------------
Kentucky Econ. Dev. Fin. Auth. Rev.
Bonds (First Mtg.), Ser. IA, 6 1/2s,
1/1/29                                       610,000        553,575             --             --        610,000        553,575
KY Econ. Dev. Fin. Auth. Hlth. Syst.
Rev. Bonds (Norton Healthcare, Inc.),
Ser. A                                                                                                        --             --
6 5/8s, 10/1/28                            3,250,000      3,384,063      3,000,000      3,123,750      6,250,000      6,507,813
6 1/8s, 10/1/10                            3,740,000      3,973,750             --             --      3,740,000      3,973,750
                                                     --------------                --------------                --------------
                                                          7,911,388                     3,123,750                    11,035,138

Louisiana                                                       2.8%                          2.8%                          2.8%
-------------------------------------------------------------------------------------------------------------------------------
LA Hlth. Ed. Auth. Rev. Bonds (Lambert
House), Ser. A, 6.2s, 1/1/28               3,000,000      2,928,750             --             --      3,000,000      2,928,750
LA Local Govt. Env. Fac. Cmnty. Dev.
Auth. Rev. Bonds (St. James Place),
Ser. A, 8s, 11/1/19                        5,335,000      3,481,088      5,700,000      3,719,250     11,035,000      7,200,338
LA Pub. Fac. Auth. Hosp. Rev. Bonds
(Lake Charles Memorial Hosp.), 8 5/8s,
12/1/30                                    4,420,000      3,315,000      2,850,000      2,137,500      7,270,000      5,452,500
(Franciscan Missionaries), FSA, 5
3/4s, 7/1/18                                      --             --      5,000,000      5,737,500      5,000,000      5,737,500
Port of New Orleans, Indl. Dev. Rev.
Bonds (Continental Grain Co.), 7 1/2s,
7/1/13                                     6,000,000      6,134,040      2,000,000      2,044,680      8,000,000      8,178,720
St. Charles Parish, Poll. Control Rev.
Bonds, Ser. A, 4.9s, 6/1/30                3,000,000      3,055,590      3,000,000      3,055,590      6,000,000      6,111,180
Tangipahoa Parish Hosp. Svcs. Rev.
Bonds (North Oaks Med. Ctr. Project),
Ser. A, 5s, 2/1/25                                --             --        900,000        862,875        900,000        862,875
W. Feliciana Parish, Poll. Control
Rev. Bonds (Entergy Gulf States), Ser.
B, 6.6s, 9/1/28                                   --             --      4,000,000      4,080,000      4,000,000      4,080,000
W. Feliciana Parish, Solid Waste Disp.
Rev. Bonds (Kaiser Aluminum), 7.7s,
12/1/14                                    9,000,000      9,146,610             --             --      9,000,000      9,146,610
                                                     --------------                --------------                --------------
                                                         28,061,078                    21,637,395                    49,698,473

Maine                                                           0.4%                          0.0%                          0.4%
-------------------------------------------------------------------------------------------------------------------------------
Rumford, Solid Waste Disp. Rev. Bonds
(Boise Cascade Corp.), 6 7/8s, 10/1/26     3,500,000      3,574,375      2,000,000      2,042,500      5,500,000      5,616,875

Maryland                                                        1.3%                          0.6%                          1.0%
-------------------------------------------------------------------------------------------------------------------------------
Howard Cnty., Rev. Bonds, Ser. A, U.S.
Govt. Coll., 8s, 5/15/29                   5,000,000      6,318,750             --             --      5,000,000      6,318,750
MD State Hlth. & Higher Edl. Fac.
Auth. Rev. Bonds
(Mercy Ridge), Ser. A, 6s, 4/1/35          2,000,000      2,000,000             --             --      2,000,000      2,000,000
(Medstar Health), 5 1/2s, 8/15/33          1,500,000      1,462,500             --             --      1,500,000      1,462,500
(Medstar Hlth.), 5 3/8s, 8/15/24                  --             --      2,000,000      1,925,000      2,000,000      1,925,000
MD State Trans. Auth. VRDN
(Baltimore/Washington Arpt.), Class A,
1.2s, 7/1/13                                      --             --      1,000,000      1,000,000      1,000,000      1,000,000
Westminster, Econ. Dev Rev. Bonds
(Carroll Lutheran Village), Ser. A, 6
s, 5/1/24                                         --             --      2,000,000      2,005,000      2,000,000      2,005,000
Westminster, Econ. Dev Rev. Bonds
(Carroll Lutheran Village), Ser. A, 6
1/4s, 5/1/34                               3,400,000      3,417,000             --             --      3,400,000      3,417,000
                                                     --------------                --------------                --------------
                                                         13,198,250                     4,930,000                    18,128,250

Massachusetts                                                   4.4%                          3.6%                          4.0%
-------------------------------------------------------------------------------------------------------------------------------
MA Dev. Fin. Agcy. Rev. Bonds (Semass
Syst.), Ser. A, MBIA, 5 5/8s, 1/1/12              --             --      1,975,000      2,192,250      1,975,000      2,192,250
MA State Dev. Fin. Agcy. Rev. Bonds
(Lasell College), 6 3/4s, 7/1/31           1,890,000      1,875,825      3,380,000      3,354,650      5,270,000      5,230,475
MA State Hlth. & Edl. Fac. Auth. IFB
(Boston U.), Ser. L, AMBAC, 10.296s,
7/1/25                                     5,600,000      5,632,704             --             --      5,600,000      5,632,704
MA State Hlth. & Edl. Fac. Auth. Rev.
Bonds
(Civic Investments), Ser. A, 9s,
12/15/15                                   5,750,000      6,533,438      2,500,000      2,840,625      8,250,000      9,374,063
(Jordan Hosp.), Ser. E, 6 3/4s,
10/1/33                                    4,000,000      4,015,000      2,000,000      2,007,500      6,000,000      6,022,500
(Winchester Hosp.), Ser. E, 6 3/4s,
7/1/30                                     4,900,000      5,763,625             --             --      4,900,000      5,763,625
(UMass Memorial), Ser. C, 6 5/8s,
7/1/32                                     5,850,000      6,040,125      3,900,000      4,026,750      9,750,000     10,066,875
(Berkshire Hlth. Syst.), Ser. E, 6
1/4s, 10/1/31                              2,200,000      2,238,500      2,200,000      2,238,500      4,400,000      4,477,000
(Hlth. Care Syst. Covenant Hlth.),
Ser. E, 6s, 7/1/31                         4,500,000      4,612,500      2,700,000      2,767,500      7,200,000      7,380,000
(Caritas Christi Oblig. Group), Ser.
A, 5 1/4s, 7/1/08                          2,630,000      2,771,363             --             --      2,630,000      2,771,363
MA State Indl. Fin. Agcy. R (TNG
Marina Bay LLC Project), 7 1/2s,
12/1/27                                    1,855,000      1,871,231             --             --      1,855,000      1,871,231
MA State Indl. Fin. Agcy. Rev. Bonds
(Evanswood Bethzatha Corp.), 8s,
1/15/27 (In default) (NON)                 2,378,153          2,973             --             --      2,378,153          2,973
(1st Mtge. Stone Institution &
Newton), 7.9s, 1/1/24                        750,000        767,820             --             --        750,000        767,820
(1st. Mtge. Evanswood Bethzatha-A), 7
7/8s, 1/15/20 (In default) (NON)           1,664,711          2,081             --             --      1,664,711          2,081
(Sr. Living Fac. Forge Hill), 7s,
4/1/17                                     1,765,000      1,745,144             --             --      1,765,000      1,745,144
MA State Residual Certificate FRB,
Ser. 314, 10.14s, 8/1/11                          --             --      6,565,000      8,312,931      6,565,000      8,312,931
                                                     --------------                --------------                --------------
                                                         43,872,329                    27,740,706                    71,613,035

Michigan                                                        6.6%                          1.6%                          4.5%
-------------------------------------------------------------------------------------------------------------------------------
Ann Arbor, Econ. Dev. Corp. Ltd.
Oblig. Rev. Bonds (Glacier Hills,
Inc.), State & Local Govt. Coll., 8
3/8s, 1/15/19                              2,251,000      2,934,741        297,000        387,214      2,548,000      3,321,955
Delta Cnty., Econ. Dev. Corp. Rev.
Bonds, Ser. A, 6 1/4s, 4/15/27             2,000,000      2,072,500             --             --      2,000,000      2,072,500
Detroit, Swr. Disp. VRDN, Ser. B, FSA,
1.10s, 7/1/33                              7,600,000      7,600,000             --             --      7,600,000      7,600,000
Dickinson Cnty., Econ. Dev. Corp. Rev.
Bonds, 5 3/4s, 6/1/16                     10,000,000     10,575,000      5,000,000      5,287,500     15,000,000     15,862,500
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20             1,500,000      1,477,500      1,000,000        985,000      2,500,000      2,462,500
Garden City, Hosp. Fin. Auth. Rev.
Bonds (Garden City Hosp. OB Group),
Ser. A
5 3/4s, 9/1/17                             3,000,000      2,797,500             --             --      3,000,000      2,797,500
5 5/8s, 9/1/10                             2,000,000      1,937,500             --             --      2,000,000      1,937,500
Macomb Cnty., Hosp. Fin. Auth. Rev.
Bonds (Mt. Clemens Gen. Hosp.), Ser.
B, 5 7/8s, 11/15/34                        4,600,000      4,209,000        500,000        457,500      5,100,000      4,666,500
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s,
4/1/32                                            --             --      2,500,000      2,534,375      2,500,000      2,534,375
MI State Strategic Fund Ltd. Oblig.
Rev. Bonds (Detroit Edison Co.), MBIA,
6.4s, 9/1/25                              15,000,000     16,006,950             --             --     15,000,000     16,006,950
MI State Strategic Fund Solid Waste
Disp. Rev. Bonds
(Genesee Pwr. Station), 7 1/2s, 1/1/21     2,650,000      2,298,875      1,000,000        867,500      3,650,000      3,166,375
(SD Warren Co.), Ser. C, 7 3/8s,
1/15/22                                    3,500,000      3,622,500      2,000,000      2,070,000      5,500,000      5,692,500
Midland Cnty., Econ. Dev. Corp. Rev.
Bonds, 6 3/4s, 7/23/09                     5,000,000      5,187,500             --             --      5,000,000      5,187,500
Waterford, Econ. Dev. Corp. Rev. Bonds
(Canterbury Hlth.), 6s, 1/1/39             5,495,000      4,025,088             --             --      5,495,000      4,025,088
Wayne Charter Cnty., Special Arpt.
Fac. Rev. Bonds (Northwest Airlines,
Inc.), 6s, 12/1/29                         2,000,000      1,435,000             --             --      2,000,000      1,435,000
                                                     --------------                --------------                --------------
                                                         66,179,654                    12,589,089                    78,768,743

Minnesota                                                       0.5%                          0.5%                          0.5%
-------------------------------------------------------------------------------------------------------------------------------
Chaska, Indl. Dev. Rev. Bonds
(Lifecore Biomedical, Inc. Project),
10 1/4s, 9/1/20                            2,600,000      2,661,932             --             --      2,600,000      2,661,932
Minneapolis, Rev. Bonds (Walker
Methodist Sr. Svcs.), Ser. A, 6s,
11/15/28                                   2,075,000      1,579,594             --             --      2,075,000      1,579,594
Sauk Rapids Hlth. Care & Hsg. Fac.
Rev. Bonds (Good Shepherd Lutheran
Home), 6s, 1/1/34                            800,000        790,000             --             --        800,000        790,000
St. Paul, Hsg. & Hosp. Redev. Auth.
Rev. Bonds (Healtheast), Ser. A, 6
5/8s, 11/1/17                                     --             --      4,100,000      4,125,625      4,100,000      4,125,625
                                                     --------------                --------------                --------------
                                                          5,031,526                     4,125,625                     9,157,151

Mississippi                                                     0.2%                          0.5%                          0.3%
-------------------------------------------------------------------------------------------------------------------------------
Jackson Cnty., VRDN, 1.10s, 12/1/16        1,500,000      1,500,000             --             --      1,500,000      1,500,000
Mississippi Bus. Fin. Corp. Poll.
Control Rev. Bonds (Syst. Energy
Resources, Inc.), 5 7/8s, 4/1/22                  --             --      4,000,000      4,020,000      4,000,000      4,020,000
                                                     --------------                --------------                --------------
                                                          1,500,000                     4,020,000                     5,520,000

Missouri                                                        3.4%                          1.3%                          2.5%
-------------------------------------------------------------------------------------------------------------------------------
Cape Girardeau Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds (St.
Francis Med. Ctr.), Ser. A
5 1/2s, 6/1/32                                    --             --      3,000,000      3,011,250      3,000,000      3,011,250
5 1/2s, 6/1/27                             3,250,000      3,270,313             --             --      3,250,000      3,270,313
Kansas City, Indl. Dev. Auth. Hlth.
Fac. Rev. Bonds (First Mtg. Bishop
Spencer), Ser. A, 6 1/4s, 1/1/24           2,000,000      1,972,500             --             --      2,000,000      1,972,500
MO State Hlth. & Edl. Fac. Auth. Rev.
Bonds (BJC Hlth. Syst.), 5 1/4s,
5/15/32                                           --             --      2,500,000      2,512,500      2,500,000      2,512,500
MO State Hlth. & Edl. Fac. Auth. VRDN
(Cox Hlth. Syst.), AMBAC, 1.15s,
6/1/22                                    18,810,000     18,810,000      4,295,000      4,295,000     23,105,000     23,105,000
St. Louis Arpt. Rev. Bonds (Lambert
St. Louis Intl.), Ser. A, FSA
5 1/4s, 7/1/11                             4,150,000      4,575,375             --             --      4,150,000      4,575,375
5 1/4s, 7/1/10                             4,495,000      4,938,881             --             --      4,495,000      4,938,881
                                                     --------------                --------------                --------------
                                                         33,567,069                     9,818,750                    43,385,819

Montana                                                         0.1%                          0.5%                          0.2%
-------------------------------------------------------------------------------------------------------------------------------
Forsyth, Poll. Control Mandatory Put
Bonds (Avista Corp.), AMBAC, 5s,
10/1/32                                           --             --      3,325,000      3,536,969      3,325,000      3,536,969
MT State Board Inv. Exempt Fac. Rev.
Bonds (Still Water Mining Project),
8s, 7/1/20                                   750,000        777,188             --             --        750,000        777,188
                                                     --------------                --------------                --------------
                                                            777,188                     3,536,969                     4,314,157


Nebraska                                                        0.0%                          0.0%                          0.0%
-------------------------------------------------------------------------------------------------------------------------------
Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12             142,042        121,091             --             --        142,042        121,091
(Brookhaven), zero %, 9/1/12               1,582,934          7,915             --             --      1,582,934          7,915
                                                     --------------                --------------                --------------
                                                            129,006                            --                       129,006

Nevada                                                          2.0%                          1.5%                          1.7%
-------------------------------------------------------------------------------------------------------------------------------
Clark Cnty., Rev. Bonds, Ser. B, FGIC,
5 1/4s, 7/1/20                                    --             --      2,000,000      2,095,000      2,000,000      2,095,000
Clark Cnty., Arpt. Rev. Bonds, Ser. B,
FGIC, 5 1/4s, 7/1/19                              --             --      3,745,000      3,950,975      3,745,000      3,950,975
Clark Cnty., Impt. Dist. Special
Assmt. (Dist. No. 142), 6 3/8s, 8/1/23            --             --      1,000,000        997,500      1,000,000        997,500
Clark Cnty., Indl. Dev. Rev. Bonds
(Southwest Gas Corp. Project), Ser. C,
5.45s, 3/1/38                              5,350,000      5,691,063             --             --      5,350,000      5,691,063
Clark Cnty., Local Impt. Dist. Special
Assmt. Bonds (No. 142), 6.1s, 8/1/18       1,500,000      1,501,875             --             --      1,500,000      1,501,875
Henderson, Local Impt. Dist. Special
Assmt. Bonds (No. T-14)                                                                                        0             --
5.8s, 3/1/23                               3,735,000      3,777,019        700,000        707,875      4,435,000      4,484,894
5.55s, 3/1/17                              2,640,000      2,669,700             --             --      2,640,000      2,669,700
4s, 3/1/08                                        --             --      2,250,000      2,244,375      2,250,000      2,244,375
Las Vegas, Local Impt. Board Special
Assmt. (Dist. No. 607), 5.9s, 6/1/18              --             --        200,000        202,250        200,000        202,250
Las Vegas, Local Impt. Board Special
Assmt. (Dist. No. 607), 5.9s, 6/1/17       1,500,000      1,524,375             --             --      1,500,000      1,524,375
Las Vegas, Local Impt. Board Special
Assmt. ( Special Impt. Dist. No. 607),
6s, 6/1/19                                        --             --      1,000,000      1,015,000      1,000,000      1,015,000
Las Vegas, Special Impt. Dist. Rev.
Bonds (No. 809 - Summerlin Area),
5.65s, 6/1/23                                810,000        790,763             --             --        810,000        790,763
Washoe Cnty., Wtr. Fac. Mandatory Put
Bonds (Sierra Pacific Pwr. Co.), 5s,
7/1/09                                     3,500,000      3,491,250             --             --      3,500,000      3,491,250
                                                     --------------                --------------                --------------
                                                         19,446,045                    11,212,975                    30,659,020

New Hampshire                                                   2.0%                          2.0%                          2.0%
-------------------------------------------------------------------------------------------------------------------------------
NH Higher Ed. & Hlth. Fac. Auth. Rev.
Bonds
(Havenwood-Heritage Heights), 7.35s,
1/1/18                                     5,900,000      6,099,125             --             --      5,900,000      6,099,125
(Havenwood-Heritage Heights), 7.1s,
1/1/06                                            --             --        880,000        896,500        880,000        896,500
(Riverwoods at Exeter), Ser. A, 6
1/2s, 3/1/23                               1,000,000        995,000             --             --      1,000,000        995,000
(Rivermead at Peterborough), 5 3/4s,
7/1/28                                     3,000,000      2,733,750      3,000,000      2,733,750      6,000,000      5,467,500
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A, 6
7/8s, 5/1/33                               2,200,000      2,202,750             --             --      2,200,000      2,202,750
NH State Bus. Fin. Auth. Rev. Bonds
(Alice Peck Day Hlth. Syst.), Ser. A,
7s, 10/1/29                                2,500,000      2,478,125        500,000        495,625      3,000,000      2,973,750
(Franklin Regl. Hosp. Assn.), Ser. A,
6.05s, 9/1/29                              2,505,000      2,307,731      1,850,000      1,704,313      4,355,000      4,012,044
(Proctor Academy), Ser. A, 5.6s,
6/1/28                                     3,550,000      3,589,938             --             --      3,550,000      3,589,938
NH State Bus. Fin. Auth. Poll. Control
Rev. Bonds
(Pub. Svc. Co.), Ser. D, 6s, 5/1/21               --             --      7,000,000      7,280,000      7,000,000      7,280,000
3 1/2s, 7/1/27                                    --             --      2,600,000      2,577,250      2,600,000      2,577,250
NH State Bus. Fin. Auth. Poll. Control
& Solid Waste Rev. Bonds (Crown Paper
Co.), 7 3/4s, 1/1/22 (In default)
(NON)                                      8,551,027         10,689             --             --      8,551,027         10,689
                                                     --------------                --------------                --------------
                                                         20,417,108                    15,687,438                    36,104,546

New Jersey                                                      4.5%                          3.1%                          3.9%
-------------------------------------------------------------------------------------------------------------------------------
Camden Cnty., Impt. Auth. Rev. Bonds,
8.4s, 4/1/24 (In default) (NON)            5,000,000      4,150,000             --             --      5,000,000      4,150,000
NJ Econ. Dev. Auth. Rev. Bonds
(Winchester Gardens), Ser. A, 8 5/8s,
11/1/25                                    7,000,000      8,128,750             --             --      7,000,000      8,128,750
(Cranes Mill), Ser. A, 7 1/2s, 2/1/27      2,100,000      2,189,250             --             --      2,100,000      2,189,250
(Cedar Crest Village, Inc.), Ser. A,
7s, 11/15/16                                 900,000        913,500             --             --        900,000        913,500
(Newark Arpt. Marriot Hotel), 7s,
10/1/14                                    7,000,000      7,175,000      4,400,000      4,510,000     11,400,000     11,685,000
(1st Mtge.-Cranes Hill), Ser. A, 7s,
2/1/10                                            --             --      2,405,000      2,483,163      2,405,000      2,483,163
(First Mtge. Presbyterian), Ser. A, 6
3/8s, 11/1/31                                500,000        503,125             --             --        500,000        503,125
(United Methodist Homes), Ser. A-1, 6
1/4s, 7/1/33                               3,000,000      2,943,750             --             --      3,000,000      2,943,750
(First Mtge. Presbyterian), Ser. A, 6
1/4s, 11/1/20                                500,000        503,125             --             --        500,000        503,125
NJ Econ. Dev. Auth. Assisted Living
Rev. Bonds (Meridian Assisted Living),
6 3/4s, 8/1/30                             5,125,000      4,606,094      3,775,000      3,392,781      8,900,000      7,998,875
NJ Econ. Dev. Auth. Special Fac. Rev.
Bonds (Continental Airlines, Inc.), 6
1/4s, 9/15/29                                     --             --        900,000        658,125        900,000        658,125
NJ Hlth. Care Fac. Fin. Auth. Rev.
Bonds
(Columbus Regl. Hosp.), Ser. A, 7
1/2s, 7/1/21                               2,000,000      1,812,500             --             --      2,000,000      1,812,500
(Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6
3/4s, 7/1/19                                      --             --      6,000,000      7,372,500      6,000,000      7,372,500
(South Jersey Hosp.), 6s, 7/1/12           5,000,000      5,525,000             --             --      5,000,000      5,525,000
NJ State Ed. Fac. Auth. Rev. Bonds
(Stevens Inst. of Tech.), Ser. C, 5
1/8s, 7/1/22                                      --             --      1,500,000      1,515,000      1,500,000      1,515,000
NJ State Tpk. Auth. Rev. Bonds, Ser.
C, MBIA, 6 1/2s, 1/1/16                           --             --      1,970,000      2,359,075      1,970,000      2,359,075
Tobacco Settlement Fin. Corp. Rev.
Bonds
6 3/4s, 6/1/39                             2,000,000      1,797,500             --             --      2,000,000      1,797,500
6 1/4s, 6/1/43                                     0             --      1,535,000      1,256,781      1,535,000      1,256,781
(Asset Backed Bonds), 6s, 6/1/37           6,260,000      5,047,125             --             --      6,260,000      5,047,125
                                                     --------------                --------------                --------------
                                                         45,294,719                    23,547,425                    68,842,144

New Mexico                                                      0.8%                          0.2%                          0.5%
-------------------------------------------------------------------------------------------------------------------------------
Farmington, Poll. Control Mandatory
Put Bonds (Pub. Svc. San Juan), Class
B, 2.1s, 4/1/33                                   --             --      1,740,000      1,716,075      1,740,000      1,716,075
Farmington, Poll. Control Rev. Bonds
(Tucson Elec. Pwr. Co. San Juan), Ser.
A, 6.95s, 10/1/20                          5,500,000      5,747,500             --             --      5,500,000      5,747,500
Farmington, Poll. Control VRDN (AZ
Pub. Svc. Co.), Ser. A, 1.15s, 5/1/24      2,150,000      2,150,000             --             --      2,150,000      2,150,000
                                                     --------------                --------------                --------------
                                                          7,897,500                     1,716,075                     9,613,575

New York                                                        7.7%                          9.5%                          8.5%
-------------------------------------------------------------------------------------------------------------------------------
Albany, Indl. Dev. Agcy. Rev. Bonds
(Charitable Leadership), Ser. A, 5
3/4s, 7/1/26                                      --             --      2,000,000      2,040,000      2,000,000      2,040,000
Colonie, Indl. Dev. Agcy. Rev. Bonds
(Cap. Compost & Waste), Ser. A, 3
3/8s, 6/1/21 (In default) (NON)            2,250,000        258,750             --             --      2,250,000        258,750
Huntington, Hsg. Auth. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A,
6s, 5/1/39                                 1,250,000      1,129,688             --             --      1,250,000      1,129,688
Long Island, Pwr. Auth. NY Elec. Syst.
IFB
9.471s, 12/1/24                                   --             --      3,500,000      3,836,875      3,500,000      3,836,875
Ser. 66, MBIA, 8.95s, 4/1/10 (acquired
11/3/98, cost $11,298,800)(RES)                   --             --     10,000,000     11,775,000     10,000,000     11,775,000
Metro. Trans. Auth. Rev. Bonds, FGIC,
5 1/2s, 7/1/15                                    --             --      9,580,000     10,849,350      9,580,000     10,849,350
Nassau Cnty., Indl. Dev. Agcy. Rev.
Bonds (North Shore Hlth. Syst. Project
D), 5 1/4s, 11/1/07                        1,575,000      1,673,438             --             --      1,575,000      1,673,438
NY City, G.O. Bonds
Ser. B, FGIC, 6s, 8/1/06                  12,560,000     13,469,344             --             --     12,560,000     13,469,344
Ser. C, 5 1/2s, 8/1/13                     8,000,000      8,770,000             --             --      8,000,000      8,770,000
Ser. C, 5 1/2s, 8/1/12                            --             --      7,500,000      8,259,375      7,500,000      8,259,375
NY City, Indl. Dev. Agcy. Rev. Bonds
(Paper Inc.), 7.8s, 1/1/16                 4,000,000      4,180,000             --             --      4,000,000      4,180,000
(British Airways), 7 5/8s, 12/1/32         2,075,000      2,025,719             --             --      2,075,000      2,025,719
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28                             3,250,000      2,937,188             --             --      3,250,000      2,937,188
NY City, Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Brooklyn Polytech. U.
Project J), 6 1/8s, 11/1/30                  500,000        448,125             --             --        500,000        448,125
NY City, Indl. Dev. Agcy. Special
Arpt. Fac. Rev. Bonds (Airis JFK I
LLC), Ser. A, 5 1/2s, 7/1/28               5,400,000      5,204,250             --             --      5,400,000      5,204,250
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds (British Airways), 5 1/4s,
12/1/32                                    3,325,000      2,352,438             --             --      3,325,000      2,352,438
NY City, State Dorm. Auth. Lease Rev.
Bonds (Court Fac.), 6s, 5/15/39                   --             --      2,800,000      2,978,500      2,800,000      2,978,500
NY State Dorm. Auth. Rev. Bonds
(Lenox Hill Hosp.), 5 3/4s, 7/1/12         1,785,000      1,963,500             --             --      1,785,000      1,963,500
(Personal Income Tax), FGIC, 5 1/2s,
3/15/12                                           --             --     10,785,000     12,133,117     10,785,000     12,133,117
(NY U.), Ser. B, MBIA, 5s, 7/1/11                 --             --      4,350,000      4,779,563      4,350,000      4,779,563
NY State Energy Research & Dev. Auth.
Poll. Control Rev. Bonds (Lilco), Ser.
B, 5.15s, 3/1/16                                  --             --      5,000,000      5,068,750      5,000,000      5,068,750
NY State Env. Fac. Corp. Poll. Control
FRB (PA 198), MBIA, 10.393s, 6/15/10
(acquired 10/22/97, cost $13,449,963 ,
$6,012,500 and $19,462,463)(RES)          11,185,000     14,498,556      5,000,000      6,481,250     16,185,000     20,979,806
Oneida Cnty., Indl. Dev. Agcy. Rev.
Bonds (St. Elizabeth Med.), Ser. A, 5
7/8s, 12/1/29                                     --             --      1,500,000      1,310,625      1,500,000      1,310,625
Onondaga Cnty., Indl. Dev. Agcy. Rev.
Bonds (Solvay Paperboard, LLC), 7s,
11/1/30 (acquired 12/9/98, cost
$5,000,000, $3,900,000 and
$8,900,000)(RES)                           5,000,000      5,218,750      3,900,000      4,070,625      8,900,000      9,289,375
Port Auth. NY & NJ Rev. Bonds (Kennedy
Intl. Arpt. - 4th Installment), 6
3/4s, 10/1/11                              2,500,000      2,628,125             --             --      2,500,000      2,628,125
Suffolk Cnty., Indl. Dev. Agcy. Rev.
Bonds (Peconic Landings), Ser. A, 8s,
10/1/20                                    5,000,000      5,112,500             --             --      5,000,000      5,112,500
Suffolk Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7
5/8s, 1/1/30                               3,800,000      3,804,750             --             --      3,800,000      3,804,750
(Gurwin Jewish-Phase II), 6.7s, 5/1/39     1,000,000      1,007,500             --             --      1,000,000      1,007,500
                                                     --------------                --------------                --------------
                                                         76,682,621                    73,583,030                   150,265,651

North Carolina                                                  2.4%                          2.9%                          2.6%
-------------------------------------------------------------------------------------------------------------------------------
NC Eastern Muni. Pwr. Agcy. Syst. IFB
MBIA, 10.672s, 1/1/22                             --             --      5,000,000      6,781,250      5,000,000      6,781,250
FGIC, 10.148s, 1/1/25                             --             --      3,000,000      3,971,250      3,000,000      3,971,250
NC Eastern Muni. Pwr. Agcy. Syst. Rev.
Bonds
AMBAC, 6s, 1/1/18                                 --             --      5,250,000      6,195,000      5,250,000      6,195,000
Ser. C, 5 3/8s, 1/1/17                     7,500,000      7,828,125             --             --      7,500,000      7,828,125
Ser. C, 5 3/8s, 1/1/16                     1,000,000      1,046,250             --             --      1,000,000      1,046,250
Ser. C, 5.3s, 1/1/15                       2,000,000      2,095,000             --             --      2,000,000      2,095,000
NC Med. Care Comm. Retirement Fac.
Rev. Bonds (1st Mtge. -Givens Estates
Project), Ser. A, 6 1/2s, 7/1/32           4,500,000      4,556,250             --             --      4,500,000      4,556,250
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.)
Ser. B, 6 1/2s, 1/1/20                     4,000,000      4,420,000      5,000,000      5,525,000      9,000,000      9,945,000
Ser. A, 5 1/2s, 1/1/13                     4,000,000      4,325,000             --             --      4,000,000      4,325,000
                                                     --------------                --------------                --------------
                                                         24,270,625                    22,472,500                    46,743,125

Ohio                                                            2.4%                          3.5%                          2.9%
-------------------------------------------------------------------------------------------------------------------------------
Cleveland-Cuyahoga Cnty., Port. Auth.
Rev. Bonds (Rock & Roll Hall of Fame),
FSA, 3.6s, 12/1/14                                --             --      1,500,000      1,500,285      1,500,000      1,500,285
Cuyahoga Cnty., Rev. Bonds, Ser. A,
6s, 1/1/15                                        --             --      4,500,000      5,006,250      4,500,000      5,006,250
Marion Cnty., Hlth. Care Fac. Rev.
Bonds (United Church Homes)
6 3/8s, 11/15/10                             900,000        913,500      2,010,000      2,040,150      2,910,000      2,953,650
6.3s, 11/15/15                               750,000        757,500             --             --        750,000        757,500
OH State Bldg. Auth. Rev. Bonds
(Administration Bldg.), Ser. A, 5s,
10/1/18                                           --             --      3,910,000      4,071,288      3,910,000      4,071,288
OH State Env. Impt. Rev. Bonds (USX
Corp.), 5 5/8s, 5/1/29                     1,000,000      1,002,500             --             --      1,000,000      1,002,500
OH State Higher Edl. Fac. FRB (Kenyon
College Project)
4.95s, 7/1/37                              2,500,000      2,565,625             --             --      2,500,000      2,565,625
4.85s, 7/1/37                              5,000,000      5,150,000             --             --      5,000,000      5,150,000
4.7s, 7/1/37                                      --             --      5,000,000      5,118,750      5,000,000      5,118,750
OH State Higher Edl. Fac. Rev. Bonds
(Case Western Reserve U.)
5 1/2s, 10/1/22                                   --             --      3,000,000      3,221,250      3,000,000      3,221,250
5 1/2s, 10/1/21                                   --             --      2,000,000      2,157,500      2,000,000      2,157,500
OH State Solid Waste Mandatory Put
Bonds, 4.85s, 11/1/22                      6,500,000      6,743,750             --             --      6,500,000      6,743,750
OH State Wtr. Dev. Auth. Poll. Control
Fac. Mandatory Put Bonds (Cleveland
Elec.), Class A, 1 1/4s, 10/1/30                  --             --        750,000        746,250        750,000        746,250
OH State Wtr. Dev. Auth. Poll. Control
Fac. Rev. Bonds, 6.1s, 8/1/20              6,000,000      6,067,500             --             --      6,000,000      6,067,500
OH State Wtr. Dev. Auth. Solid Waste
Disp. Rev. Bonds
(North Star Broken Hill Steel), 6.45s,
9/1/20                                            --             --      3,000,000      3,117,780      3,000,000      3,117,780
(Bay Shore Power Co.), Ser. A, 5 7/8s,
9/1/20                                       700,000        652,750             --             --        700,000        652,750
                                                     --------------                --------------                --------------
                                                         23,853,125                    26,979,503                    50,832,628

Oklahoma                                                        0.5%                          0.0%                          0.3%
-------------------------------------------------------------------------------------------------------------------------------
OK Dev. Fin. Auth. Rev. Bonds
(Continuing Care Retirement), Ser. A,
8s, 2/1/32                                   385,000        355,644             --             --        385,000        355,644
(Hillcrest Hlth. Care), Ser. A, 5
5/8s, 8/15/29                              3,075,000      3,113,438             --             --      3,075,000      3,113,438
Ottawa Cnty., Fin. Auth. Indl. Rev.
Bonds (Doane Products Co.), 7 1/4s,
6/1/17                                     2,350,000      1,941,688             --             --      2,350,000      1,941,688
                                                     --------------                --------------                --------------
                                                          5,410,770                            --                     5,410,770

Oregon                                                          0.5%                          0.0%                          0.4%
-------------------------------------------------------------------------------------------------------------------------------
Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds (Terwilliger Plaza Project), 6
1/2s, 12/1/29                              5,450,000      5,436,375      3,950,000      3,940,125      9,400,000      9,376,500

Pennsylvania                                                    5.8%                          6.9%                          6.3%
-------------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty., Hosp. Dev. Auth. Rev.
Bonds (Hlth. Syst.), Ser. B, 9 1/4s,
11/15/15                                   6,500,000      7,353,125             --             --      6,500,000      7,353,125
Allegheny Cnty., Indl. Dev. Auth. Rev.
Bonds (Env. Imports), 4 3/4s, 12/1/32             --             --      5,000,000      5,275,000      5,000,000      5,275,000
Allentown, Hosp. Auth. Rev. Bonds
(Sacred Heart Hosp.), Ser. A
6 3/4s, 11/15/14                           1,150,000      1,152,875        500,000        501,250      1,650,000      1,654,125
6 1/2s, 11/15/08                                  --             --      1,000,000      1,011,250      1,000,000      1,011,250
Beaver Cnty., Indl. Dev. Auth. Poll.
Control Mandatory Put Bonds (Cleveland
Elec.), 1 1/4s, 10/1/30                           --             --      2,850,000      2,817,938      2,850,000      2,817,938
Carbon Cnty., Indl. Dev. Auth. Rev.
Bonds (Panther Creek Partners), 6.65s,
5/1/10                                     7,925,000      8,549,094      1,695,000      1,828,481      9,620,000     10,377,575
Chester Cnty., Hlth. & Ed. Fac. Auth.
Rev. Bonds (Jenners Pond, Inc.)
7 5/8s, 7/1/34                             1,700,000      1,719,125             --             --      1,700,000      1,719,125
7 1/4s, 7/1/24                                    --             --      1,725,000      1,735,781      1,725,000      1,735,781
Dauphin Cnty., Gen. Auth. Rev. Bonds
(Office & Pkg.), Ser. A, 6s, 1/15/25       3,750,000      1,743,750      2,500,000      1,162,500      6,250,000      2,906,250
Dauphin Cnty., Hosp. Rev. Bonds
(Northwestern Med. Ctr.), 8 5/8s,
10/15/13                                          --             --      3,155,000      3,435,006      3,155,000      3,435,006
Lancaster Cnty., Hosp. Auth. Rev.
Bonds (Gen. Hosp.), 5 1/2s, 3/15/26        1,500,000      1,498,125             --             --      1,500,000      1,498,125
Lebanon Cnty., Hlth. Fac. Auth. Rev.
Bonds (Good Samaritan Hosp.), 6s,
11/15/35                                          --             --        650,000        651,625        650,000        651,625
Lehigh Cnty., Gen. Purpose Auth. Rev.
Bonds
(St. Luke's Hosp. - Bethlehem), 5
3/8s, 8/15/33                              2,250,000      2,089,688      3,000,000      2,786,250      5,250,000      4,875,938
(Lehigh Valley Hosp. Hlth. Network),
Ser. A, 5 1/4s, 7/1/32                     2,860,000      2,763,475      1,000,000        966,250      3,860,000      3,729,725
Lehigh Cnty., Indl. Dev. Auth. Poll.
Control Rev. Bonds (PA Pwr. & Lt.
Co.), Ser. B, MBIA, 6.4s, 9/1/29                  --             --      3,000,000      3,071,340      3,000,000      3,071,340
New Morgan, Indl. Dev. Auth. Solid
Waste Disp. Rev. Bonds (New Morgan
Landfill Co., Inc.), 6 1/2s, 4/1/19        1,750,000      1,719,375             --             --      1,750,000      1,719,375
PA Convention Ctr. Auth. Rev. Bonds,
Ser. A, 6 3/4s, 9/1/19                            --             --        750,000        767,153        750,000        767,153
PA Econ. Dev. Fin. Auth. Rev. Bonds
(Amtrak Project), Ser. A, 6 3/8s,
11/1/41                                    2,000,000      2,050,000             --             --      2,000,000      2,050,000
PA Econ. Dev. Fin. Auth. Resource
Recvy. Rev. Bonds (Colver), Ser. D,
7.15s, 12/1/18                                    --             --      2,000,000      2,069,720      2,000,000      2,069,720
PA State Econ. Dev. Fin. Auth.
Resource Recvy. Rev. Bonds
(Colver Proj.), Ser. E, 8.05s, 12/1/15     9,000,000      9,286,020      4,000,000      4,127,120     13,000,000     13,413,140
(Northhampton), Ser. B, 6 3/4s, 1/1/07            --             --      3,590,000      3,742,575      3,590,000      3,742,575
(Northampton Generating), Ser. A, 6
1/2s, 1/1/13                                      --             --      3,000,000      3,041,250      3,000,000      3,041,250
PA State Higher Edl. Fac. Auth. Rev.
Bonds
(Widener U.), 5.4s, 7/15/36                1,500,000      1,496,250             --             --      1,500,000      1,496,250
(Philadelphia College of Osteopathic
Med.), 5s, 12/1/13                         1,345,000      1,422,338             --             --      1,345,000      1,422,338
(Philadelphia College of Osteopathic
Medicine), 5s, 12/1/06                            --             --        945,000        995,794        945,000        995,794
Philadelphia, Gas Wks. FRB, FSA, 2
3/8s, 8/1/21                                      --             --      6,000,000      6,000,000      6,000,000      6,000,000
Philadelphia, Gas Wks. IFB, FSA,
8.554s, 8/1/21 (acquired 1/24/94, cost
$5,621,520)(RES)                                  --             --      6,000,000      6,262,500      6,000,000      6,262,500
Philadelphia, Hosp. & Higher Ed. Fac.
Auth. Rev. Bonds
(Graduate Hlth. Syst. Oblig. Group), 7
1/4s, 7/1/18 (In default) (NON)            4,858,731          6,073             --             --      4,858,731          6,073
(Jeanses Hosp. Project), 5 7/8s,
7/1/17                                     3,000,000      3,000,000             --             --      3,000,000      3,000,000
Scranton, G.O. Bonds, Ser. C
7.1s, 9/1/31                               3,060,000      3,756,150             --             --      3,060,000      3,756,150
7s, 9/1/22                                 1,000,000      1,221,250             --             --      1,000,000      1,221,250
Washington Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds (1st Mtg.
AHF/Central), 7 3/4s, 1/1/29                      --             --      1,245,000      1,171,856      1,245,000      1,171,856
West Cornwall, Tpk. Muni. Auth. Rev.
Bonds (Elizabethtown College), 6s,
12/15/27                                   2,500,000      2,559,375             --             --      2,500,000      2,559,375
West Shore, Area Hosp. Auth. Rev.
Bonds (Holy Spirit Hosp.), 6 1/4s,
1/1/32                                     2,600,000      2,639,000             --             --      2,600,000      2,639,000
York Cnty., Indl. Dev. Auth. Rev.
Bonds (PSEG Power, LLC), Ser. A, 5
1/2s, 9/1/20                               2,000,000      2,020,000             --             --      2,000,000      2,020,000
                                                     --------------                --------------                --------------
                                                         58,045,088                    53,420,639                   111,465,727

Puerto Rico                                                     0.8%                          1.2%                          1.0%
-------------------------------------------------------------------------------------------------------------------------------
Cmnwlth. of PR, G.O. Bonds, MBIA,
9.936s, 1/1/18 (acquired 6/12/95, cost
$8,912,590)(RES)                                  --             --      8,500,000      9,421,400      8,500,000      9,421,400
PR Indl. Tourist Edl. Med. & Env.
Control Fac. Rev. Bonds (Cogen.
Fac.-AES), 6 5/8s, 6/1/26                  7,400,000      7,686,750             --             --      7,400,000      7,686,750
                                                     --------------                --------------                --------------
                                                          7,686,750                     9,421,400                    17,108,150

Rhode Island                                                    0.1%                          0.3%                          0.1%
-------------------------------------------------------------------------------------------------------------------------------
Tobacco Settlement Fin. Corp. Rev.
Bonds, Ser. A, 6 1/4s, 6/1/42                710,000        584,863        600,000        494,250      1,310,000      1,079,113

South Carolina                                                  2.7%                          3.3%                          3.0%
-------------------------------------------------------------------------------------------------------------------------------
Charleston Cnty., Indl. Dev. Rev.
Bonds (Hoover Group, Inc.), 8 1/2s,
11/1/02                                           --             --      3,910,000      2,150,500      3,910,000      2,150,500
Connector 2000 Assn., Inc. SC Toll
Road Rev. Bonds (SR-Southern
Connector), Ser. A, 5 3/8s, 1/1/38         1,645,000      1,071,306             --             --      1,645,000      1,071,306
Florence Cnty., Indl. Dev. Auth. Rev.
Bonds (Stone Container Corp.), 7 3/8s,
2/1/07                                     2,120,000      2,155,510        970,000        986,248      3,090,000      3,141,758
Lexington Cnty. Rev. Bonds, 5 1/2s,
11/1/32                                    2,275,000      2,289,219      1,350,000      1,358,438      3,625,000      3,647,657
Piedmont, Muni. Elec. Pwr. Agcy. Rev.
Bonds, Ser. A, FGIC
6 1/2s, 1/1/16                                    --             --      5,490,000      6,649,763      5,490,000      6,649,763
6 1/2s, 1/1/16                                    --             --        630,000        753,638        630,000        753,638
Richland Cnty. Rev. Bonds (Intl. Paper
Co. Project), Ser. A, 4 1/4s, 10/1/07             --             --      3,000,000      3,093,750      3,000,000      3,093,750
SC Hosp. Auth. Rev. Bonds (Med. U.),
Ser. A, 6 1/2s, 8/15/32                    4,000,000      4,170,000      1,750,000      1,824,375      5,750,000      5,994,375
SC Jobs Econ. Dev. Auth. Rev. Bonds
(Palmetto Hlth.), Ser. C, 6 3/8s,
8/1/34                                            --             --      3,000,000      3,097,500      3,000,000      3,097,500
SC Jobs Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds (Palmetto Hlth. Alliance)
Ser. A, 7 3/8s, 12/15/21                   3,800,000      4,645,500             --             --      3,800,000      4,645,500
Ser. C, 6s, 8/1/20                         5,000,000      5,125,000             --             --      5,000,000      5,125,000
SC Tobacco Settlement Rev. Mgt. Rev.
Bonds, Ser. B
6 3/8s, 5/15/30                            9,000,000      7,683,750             --             --      9,000,000      7,683,750
6 3/8s, 5/15/28                                   --             --      6,000,000      5,205,000      6,000,000      5,205,000
                                                     --------------                --------------                --------------
                                                         27,140,285                    25,119,212                    52,259,497

South Dakota                                                    0.1%                          0.5%                          0.3%
-------------------------------------------------------------------------------------------------------------------------------
SD Edl. Enhancement Funding Corp. Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32              1,650,000      1,433,438      1,900,000      1,650,625      3,550,000      3,084,063

Tennessee                                                       1.5%                          0.9%                          1.2%
-------------------------------------------------------------------------------------------------------------------------------
Elizabethton, Hlth. & Edl. Fac. Board
Rev. Bonds (Hosp. Ref. & Impt.), Ser.
B, 8s, 7/1/33                              1,000,000      1,177,500      3,000,000      3,532,500      4,000,000      4,710,000
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States
Hlth.), Ser. A, 7 1/2s, 7/1/33             6,500,000      7,531,875             --             --      6,500,000      7,531,875
Johnson City, Hlth. & Edl. Fac. Hosp.
Board Rev. Bonds (Mountain States
Hlth.), Ser. A, 7 1/2s, 7/1/25                    --             --      3,000,000      3,476,250      3,000,000      3,476,250
Memphis-Shelby Cnty., Arpt. Auth. Rev.
Bonds (Federal Express Corp.)                                                                                  0             --
5.05s, 9/1/12                              4,000,000      4,215,000             --             --      4,000,000      4,215,000
4 1/2s, 7/1/14                             2,000,000      1,967,500             --             --      2,000,000      1,967,500
                                                     --------------                --------------                --------------
                                                         14,891,875                     7,008,750                    21,900,625

Texas                                                           4.5%                          5.2%                         4.80%
-------------------------------------------------------------------------------------------------------------------------------
Abilene, Hlth. Fac. Dev. Corp. Rev.
Bonds (Sears Methodist Retirement),
Ser. A
7s, 11/15/33                                      --             --      2,500,000      2,550,000      2,500,000      2,550,000
5.9s, 11/15/25                             6,850,000      6,293,438             --             --      6,850,000      6,293,438
Alliance, Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 6 3/8s,
4/1/21                                            --             --      1,500,000      1,561,875      1,500,000      1,561,875
Bexar Cnty., Hsg. Fin. Auth. Corp.
Rev. Bonds (American Opty-Waterford),
Ser. A1, 7s, 12/1/36                              --             --      5,000,000      5,025,000      5,000,000      5,025,000
Crawford Ed. Fac. Rev. Bonds (U. St.
Thomas), 5 3/8s, 10/1/27                   3,985,000      3,820,619             --             --      3,985,000      3,820,619
Dallas-Fort Worth, Intl. Arpt. Fac.
Impt. Rev. Bonds (American Airlines,
Inc.), 8 1/4s, 11/1/36                     2,500,000      1,843,750             --             --      2,500,000      1,843,750
Dallas-Fort Worth, Intl. Arpt. Fac.
Impt. Corp. Rev. Bonds (American
Airlines, Inc.)
7 1/4s, 11/1/30                                   --             --      2,000,000      1,320,000      2,000,000      1,320,000
6 3/8s, 5/1/35                             3,000,000      1,878,750             --             --      3,000,000      1,878,750
Georgetown, Hlth. Fac. Dev. Corp. Rev.
Bonds, 6 1/4s, 8/15/29                       500,000        474,375      3,600,000      3,415,500      4,100,000      3,889,875
Harris Cnty., Hlth. Fac. Dev. Corp.
Hosp. Rev. Bonds (Memorial Hermann
Hlth. Care Syst.), Class A, 5 1/4s,
12/1/17                                           --             --      1,500,000      1,563,750      1,500,000      1,563,750
Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/29                                    --             --      5,000,000      3,862,500      5,000,000      3,862,500
(Special Fac. - Continental Airlines,
Inc.), Ser. E, 6 3/4s, 7/1/21              7,000,000      5,635,000             --             --      7,000,000      5,635,000
(Continental Airlines, Inc.), Ser. C,
5.7s, 7/15/29                              3,000,000      1,983,750             --             --      3,000,000      1,983,750
Lufkin, Hlth. Fac. Dev. Corp. Rev.
Bonds (Memorial Hlth. Syst. of East
TX), 5.7s, 2/15/28                         5,500,000      5,273,125             --             --      5,500,000      5,273,125
Matagorda Cnty., Navigation Dist. TX
Poll. Control Mandatory Put Bonds
(American Electric Power), 2.15s,
5/1/30                                            --             --      1,500,000      1,499,670      1,500,000      1,499,670
Round Rock, Hotel Occupancy Tax Rev.
Bonds (Convention Ctr. Complex),
5.85s, 12/1/24                             5,265,000      5,021,494             --             --      5,265,000      5,021,494
Sam Rayburn Muni. Pwr. Agcy. Rev.
Bonds, 6s, 10/1/21                         4,500,000      4,691,250      3,500,000      3,648,750      8,000,000      8,340,000
Tarrant Cnty., Hlth. Fac. Dev. (TX
Hlth. Resource Sys.), Ser. A, MBIA, 5
3/4s, 2/15/12                                     --             --      4,000,000      4,525,000      4,000,000      4,525,000
Tomball, Hosp. Auth. Rev. Bonds
(Tomball Regl. Hosp.)
6 1/8s, 7/1/23                             6,250,000      6,329,563      2,500,000      2,531,825      8,750,000      8,861,388
6s, 7/1/25                                 2,095,000      2,097,619      1,650,000      1,652,063      3,745,000      3,749,682
TX State IFB, Ser. B, 11.051s, 9/30/11            --             --      3,500,000      4,615,625      3,500,000      4,615,625
Ysleta, Indpt. School Dist. G.O.
Bonds, PSFG, 5s, 8/15/07                          --             --      2,315,000      2,488,625      2,315,000      2,488,625
                                                     --------------                --------------                --------------
                                                         45,342,733                    40,260,183                    85,602,916

Utah                                                            1.2%                          0.3%                          0.8%
-------------------------------------------------------------------------------------------------------------------------------
Carbon Cnty., Solid Waste Disp. Rev.
Bonds (Laidlaw Env.), Ser. A
7 1/2s, 2/1/10                             1,000,000      1,024,910             --             --      1,000,000      1,024,910
7.45s, 7/1/17                                600,000        621,000             --             --        600,000        621,000
Tooele Cnty., Harbor & Term. Dist.
Port Fac. Rev. Bonds (Union Pacific),
Ser. A, 5.7s, 11/1/26                      5,500,000      5,465,625             --             --      5,500,000      5,465,625
UT Cnty., Env. Impt. Rev. Bonds
(Marathon Oil Project), 5.05s, 11/1/17     4,480,000      4,810,400      1,950,000      2,093,813      6,430,000      6,904,213

                                                         11,921,935                     2,093,813                    14,015,748

Virginia                                                        2.7%                          1.0%                          1.9%
-------------------------------------------------------------------------------------------------------------------------------
Henrico Cnty. Econ. Dev. Auth. Rev.
Bonds (United Methodist), Ser. A
6.7s, 6/1/27                               5,250,000      5,328,750             --             --      5,250,000      5,328,750
6 1/2s, 6/1/22                                    --             --      3,000,000      3,022,500      3,000,000      3,022,500
Henrico Cnty., Indl. Dev. Auth. IFB
(Bon Secours Hlth. Syst.), FSA,
10.205s, 8/23/27                           2,000,000      2,547,500             --             --      2,000,000      2,547,500
James Cnty., Indl. Dev. Auth. Rev.
Bonds (Williamsburg), Ser. A, 6 1/8s,
3/1/32                                     2,500,000      2,509,375             --             --      2,500,000      2,509,375
Peninsula Ports Auth. Rev. Bonds (VA
Baptist Homes), Ser. A, 7 3/8s,
12/1/32                                    4,000,000      4,125,000             --             --      4,000,000      4,125,000
Pocahontas Parkway Assn. Toll Rd. Rev.
Bonds, Ser. A, 5 1/2s, 8/15/28             3,910,000      3,323,500             --             --      3,910,000      3,323,500
Roanoke Cnty. Indl. Dev. Auth. Rev.
Bonds (Res. Care Fac.), Ser. A
6.3s, 7/1/35                               2,000,000      1,990,000             --             --      2,000,000      1,990,000
4.4s, 7/1/08                               1,000,000        993,750             --             --      1,000,000        993,750
Russell Cnty. Indl. Dev. Auth. Poll.
Control Rev. Bonds (Appalachian Pwr.
Co.), Ser. I, 2.7s, 11/1/07                1,000,000        992,500             --             --      1,000,000        992,500
Suffolk, Redev. & Hsg. Auth. Rev.
Bonds (Beach-Oxford Apts.)
6 1/4s, 10/1/33                            5,510,000      5,000,325             --             --      5,510,000      5,000,325
6.1s, 4/1/26                                      --             --      5,000,000      4,531,250      5,000,000      4,531,250
                                                     --------------                --------------                --------------
                                                         26,810,700                     7,553,750                    34,364,450

Washington                                                      0.9%                          0.8%                          0.9%
-------------------------------------------------------------------------------------------------------------------------------
Tobacco Settlement Auth. of WA Rev.
Bonds, 6 1/2s, 6/1/26                      4,870,000      4,559,538             --             --      4,870,000      4,559,538
WA State Pub. Pwr. Supply Syst. Rev.
Bonds (Nuclear No. 3), Ser. B, MBIA, 7
1/8s, 7/1/16                                      --             --      5,000,000      6,306,250      5,000,000      6,306,250
Washington Cnty., Hsg. & Redev. Auth.
Rev. Bonds (Healtheast), 5 1/2s,
11/15/27                                   5,500,000      4,805,625             --             --      5,500,000      4,805,625
                                                     --------------                --------------                --------------
                                                          9,365,163                     6,306,250                    15,671,413

West Virginia                                                   0.7%                          0.5%                          0.6%
-------------------------------------------------------------------------------------------------------------------------------
Mason Cnty., Poll. Control FRB
(Aappalachian Pwr. Co. Project), Ser.
L, 5 1/2s, 10/1/22                         3,475,000      3,475,000             --             --      3,475,000      3,475,000
Princeton, Hosp. Rev. Bonds (Cmnty.
Hosp. Assn., Inc.), 6.1s, 5/1/29           4,495,000      3,253,240             --             --      4,495,000      3,253,240
WV State G.O. Bonds, Ser. D, FGIC, 6
1/2s, 11/1/26                                     --             --      3,600,000      4,212,000      3,600,000      4,212,000
                                                     --------------                --------------                --------------
                                                          6,728,240                     4,212,000                    10,940,240

Wisconsin                                                       0.6%                          1.3%                          0.9%
-------------------------------------------------------------------------------------------------------------------------------
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28                                 1,000,000        952,500      1,000,000        952,500      2,000,000      1,905,000
6 3/8s, 6/1/32                             5,500,000      4,675,000      7,750,000      6,587,500     13,250,000     11,262,500
WI State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Wheaton Franciscan Svcs.), 5
1/8s, 8/15/33                                     --             --      2,500,000      2,350,000      2,500,000      2,350,000
                                                     --------------                --------------                --------------
                                                          5,627,500                     9,890,000                    15,517,500

Wyoming                                                         0.9%                          0.7%                          0.8%
-------------------------------------------------------------------------------------------------------------------------------
Sweetwater Cnty., Poll. Control Rev.
Bonds (Idaho Power Co. Project), Ser.
A, 6.05s, 7/15/26                          5,350,000      5,644,250      2,000,000      2,110,000      7,350,000      7,754,250
Sweetwater Cnty., Poll. Control VRDN
(Pacificorp.), Ser. B, 1.15s, 1/1/14       3,400,000      3,400,000      3,000,000      3,000,000      6,400,000      6,400,000
                                                     --------------                --------------                --------------
                                                          9,044,250                     5,110,000                    14,154,250


Total Municipal bonds (cost
$977,255,311, 736,760,252 and
$1,714,015,563)                                         979,408,183                   755,532,161                 1,734,940,344

Preferred Stocks (a)                                            1.1%                          0.9%                          1.0%
-------------------------------------------------------------------------------------------------------------------------------
                                              Shares          Value         Shares          Value         Shares          Value
-------------------------------------------------------------------------------------------------------------------------------
Charter Mac. Equity Trust 144A Ser. A,
6.625% cum. pfd.                           2,000,000      2,195,000             --             --      2,000,000      2,195,000
MuniMae Tax Exempt Bond Subsidiary,
LLC 144A 6.875% cum. pfd.                         --             --      6,000,000      6,577,500      6,000,000      6,577,500
MuniMae Tax Exempt Bond Subsidiary,
LLC 144A Ser. B, 7 3/4s cum. pfd.          8,000,000      9,000,000             --             --      8,000,000      9,000,000

Total Preferred stocks (cost
$10,000,000, $6,000,000 and
$16,000,000)                                             11,195,000                     6,577,500                    17,772,500

Common Stocks (a)                                               0.2%                          0.0%                          0.1%
-------------------------------------------------------------------------------------------------------------------------------
                                              Shares          Value         Shares          Value         Shares          Value
-------------------------------------------------------------------------------------------------------------------------------
Hoover Group, Inc. (NON)(AFF)                 70,874              7         47,911              5        118,785             12
Tembec, Inc. (Canada) (NON)                  184,103      1,503,249             --             --        184,103      1,503,249

Total Common stocks (cost $9,057,285,
$-- and  $9,057,285)                                      1,503,256                             5                     1,503,261
-------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $996,312,596,
$742,760,252 and $1,739,072,848)                       $992,106,439                  $762,109,666                $1,754,216,105
-------------------------------------------------------------------------------------------------------------------------------


NOTES

Because the funds are actively managed, their portfolio holdings as of July 31, 2004 are unlikely to reflect what their portfolio holdings will be as of the date the merger is completed. Accordingly, no adjustments have been made to indicate holdings that would be sold in anticipation of the merger to accommodate the investment strategies of Putnam Tax Free High Yield Fund.

Percentages indicated are based on net assets as follows:
--------------------------------------------------------------------------
Putnam Tax-Free High Yield Fund                               $997,151,328
--------------------------------------------------------------------------
Putnam Municipal Income Fund                                  $771,503,656
--------------------------------------------------------------------------
Putnam Tax-Free High Yield
Fund Proforma Combined                                      $1,768,540,744
--------------------------------------------------------------------------

Non-income-producing security.

Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held by the funds as of July 31, 2004 were as follows:

                                                      Market      % of
                                                      value    net assets
                                                   ----------- ----------
Putnam Tax-Free High Yield Fund                    $26,516,056    2.7%

Putnam Municipal Income Fund                       $59,752,025    7.7%

Putnam Tax-Free High Yield
Fund Proforma Combined                             $86,268,081    4.9%


144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, mandatory put bonds, Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at July 31, 2004.

The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at July 31, 2004.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

Transactions during the period with companies in which the funds owned at least 5 % of the voting securities were as follows:

Putnam Tax-Free High Yield Fund

                                    Purchase   Sales   Dividend   Market
Affiliate                               Cost    Cost     Income    Value
------------------------------------------------------------------------
Hoover Group, Inc *                      $--     $--        $--       $7


Putnam Municipal Income Fund

                                    Purchase   Sales   Dividend   Market
Affiliate                               Cost    Cost     Income    Value
------------------------------------------------------------------------
Hoover Group, Inc *                      $--     $--        $--       $5

Market values are shown for those securities affiliated at period end.

* Security was acquired as part of a corporate action.




Putnam Tax-Free High Yield Fund
(Unaudited)

Pro Forma Combining
Statement of Assets and Liabilities
7/31/2004

                                                                                                  Putnam Tax-Free
                                                       Putnam           Putnam                    High Yield Fund
                                                    Municipal    Tax-Free High       Pro Forma          Pro Forma
                                                  Income Fund       Yield Fund     Adjustments           Combined
                                                -------------    -------------   -------------      -------------
Assets
Investments in securities, at value
Unaffiliated Issuers                             $762,109,661     $992,106,432                      1,754,216,093
Affiliated Issuers                                          5                7                                 12
Cash                                                  517,238          176,716                            693,954
Dividends, interest and other receivables          11,345,327       14,103,716                         25,449,043
Receivable for shares of the fund sold                180,463          199,944                            380,407
Receivable for securities sold                        923,486       11,287,526                         12,211,012

Total assets                                      775,076,180    1,017,874,341                      1,792,950,521

Liabilities
Distributions payable to shareholders                 594,782        1,697,276                          2,292,058
Payable for securities purchased                           --       16,220,845                         16,220,845
Payable for shares of the fund repurchased          1,078,252        1,135,402                          2,213,654
Payable for compensation of Manager                 1,299,048          895,878                          2,194,926
Payable for investor servicing and custodian fees     171,687          208,411                            380,098
Payable for Trustee compensation and expenses         113,628          130,000                            243,628
Payable for administrative services                     1,219            2,118                              3,337
Payable for distribution fees                         238,469          279,013                            517,482
Other accrued expenses                                 75,439          154,070         114,240 C          343,749

Total liabilities                                   3,572,524       20,723,013         114,240         24,409,777

Net assets                                       $771,503,656     $997,151,328        (114,240)     1,768,540,744

Represented by
-----------------------------------------------------------------------------------------------------------------
Paid-in capital                                  $825,841,238   $1,182,130,934                     $2,007,972,172
Undistributed (distributions in excess of)
net investment income                               2,081,171        2,539,732        (114,240) C       4,506,663
Accumulated net realized loss on investments
and foreign                                       (75,768,167)    (183,313,181)                      (259,081,348)
Net unrealized appreciation of investments
and assets and                                     19,349,414       (4,206,157)                        15,143,257
-----------------------------------------------------------------------------------------------------------------
Total - Representing net assets applicable
to capital shares outstanding                    $771,503,656     $997,151,328        (114,240)    $1,768,540,744

Shares
Class A
Net assets                                       $628,275,536     $798,736,694         (92,265) C  $1,426,919,965
Shares outstanding                                 73,634,996       64,085,614     (23,215,307) D     114,505,303
Net asset value per share                               $8.53           $12.46                             $12.46
Class B
Net assets                                       $123,147,488     $180,830,324         (19,484) C    $303,958,328
Shares outstanding                                 14,440,665       14,485,594      (4,573,804) D      24,352,455
Net asset value per share                               $8.53           $12.48                             $12.48
Class C
Net assets                                        $12,559,851      $10,599,538          (1,535) C     $23,157,854
Shares outstanding                                  1,471,137          850,042        (464,006) D       1,857,173
Net asset value per share                               $8.54           $12.47                             $12.47
Class M
Net assets                                         $7,520,781       $6,984,772            (956) C     $14,504,597
Shares outstanding                                    881,852          560,450        (278,302) D       1,164,000
Net asset value per share                               $8.53           $12.46                             $12.46

Cost of investments
Unaffiliated Issuers                             $742,760,252     $996,312,596                     $1,739,072,848
Affiliated Issuers                                         --               --                                 --
-----------------------------------------------------------------------------------------------------------------


(C) $75,010 relates to estimated proxy costs, which will be borne by Putnam Municipal Income Fund. The remaining $102,000 consists of $75,000 of estimated legal costs and $27,000 of estimated accounting costs. These are merger-related costs which will be allocated ratably between the two funds prior to consummation of the proposed merger. As set forth in the Agreement, Putnam Management will bear merger-related costs to the extent that they exceed certain limits specified for each fund. As of July 31, 2004, the costs that Putnam Management is expected to bear based on this Agreement are estimated to be $62,770.

(D) Issuance of shares of beneficial interest of Putnam Tax-Free High Yield Fund to the holders of shares of beneficial interest of Putnam Municipal Income Fund.



Proforma Combining
Statement of Operations
Twelve months ended July 31, 2004 (Unaudited)

                                                                                                  Putnam Tax-Free
                                                       Putnam           Putnam                    High Yield Fund
                                                    Municipal    Tax-Free High       Pro Forma          Pro Forma
                                                  Income Fund       Yield Fund     Adjustments           Combined
-----------------------------------------------------------------------------------------------------------------
Interest Income                                    51,740,582       70,377,178                        122,117,760

Expenses:
Compensation of Manager                             4,419,886        6,543,183     (1,238,741) A        9,724,328
Investor servicing and custodian fees               1,046,068        1,247,115       (275,478) B        2,017,705
Compensation of Trustees and expenses                  29,705           40,661         (7,210) B           63,156
Administrative Services                                14,225           22,508         (3,270) B           33,463
Distribution fees - Class A                         1,760,793        1,779,034                          3,539,827
Distribution fees - Class B                         1,325,899        1,713,061                          3,038,960
Distribution fees - Class C                           149,401          111,705                            261,106
Distribution fees - Class M                            47,464           40,621                             88,085
Other Expenses                                        209,030          265,501                            474,531
Non-recurring costs                                    10,585           17,961                             28,546
Costs assumed by Manager                              (10,585)         (17,961)                           (28,546)
Fees waived and reimbursed by Manager                 (87,582)        (182,373)                          (269,955)
-----------------------------------------------------------------------------------------------------------------
Total Expenses                                      8,914,889       11,581,016     (1,524,699)         18,971,206
-----------------------------------------------------------------------------------------------------------------
Expense reduction                                     (52,969)         (41,179)            --             (94,148)
-----------------------------------------------------------------------------------------------------------------
Net expenses                                        8,861,920       11,539,837     (1,524,699)         18,877,058
-----------------------------------------------------------------------------------------------------------------
Net investment income                              42,878,662       58,837,341      1,524,699         103,240,702
-----------------------------------------------------------------------------------------------------------------
Net realized loss on investments                  (29,734,936)     (68,993,242)                       (98,728,178)
Net realized gain on futures contracts              3,738,634               --                          3,738,634
Net unrealized appreciation of
investments during the period                      32,822,352       85,385,128                        118,207,480
-----------------------------------------------------------------------------------------------------------------
Net gain on investments                             6,826,050       16,391,886                         23,217,936
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                         $49,704,712      $75,229,227     $1,524,699        $126,458,638
-----------------------------------------------------------------------------------------------------------------


(A) Change in management contract for Tax-Free High Yield Fund

(B) Elimination and reduction of duplicative expenses as a result of the proposed merger.


APPENDIX A

PUTNAM TAX-FREE HIGH YIELD FUND

A SERIES OF PUTNAM TAX-FREE INCOME TRUST

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

NOVEMBER 30, 2004

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the fund's annual reports. For a free copy of the fund's annual report or the prospectuses dated November 30, 2004, as revised from time to time, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund. Part II includes information about this fund and the other Putnam funds.

                                                                   502110
Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION.........................A-3
INVESTMENT RESTRICTIONS......................................A-4
CHARGES AND EXPENSES.........................................A-5
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND FINANCIAL STATEMENTS....................................A-14

PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES
AND RISKS....................................................B-1
TAXES.......................................................B-32
MANAGEMENT..................................................B-38
DETERMINATION OF NET ASSET VALUE............................B-56
HOW TO BUY SHARES...........................................B-58
DISTRIBUTION PLANS..........................................B-71
INVESTOR SERVICES...........................................B-75
SIGNATURE GUARANTEES........................................B-80
SUSPENSION OF REDEMPTIONS...................................B-80
SHAREHOLDER LIABILITY.......................................B-80
PROXY VOTING GUIDELINES AND PROCEDURES......................B-80
SECURITIES RATINGS..........................................B-81
DEFINITIONS.................................................B-86
APPENDIX A..................................................B-87


SAI
PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Tax-Free High Yield Fund is a series of Putnam Tax-Free Income Trust, a Massachusetts business trust organized on June 28, 1985 (the "Trust"). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares vote by individual series on all matters except (i) when required by the Investment Company Act of 1940, shares of all series shall be voted in the aggregate and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, only shareholders of such series shall be entitled to vote. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Trust were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, a fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligation secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies, and that insurers of tax-exempt securities are not considered issuers of securities for this purpose.

(7) With respect to 75% of the fund's total assets, acquire more than 10% of the voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

(10) Invest less than 80% of a fund's net assets in tax-exempt securities, except when investing for defensive purposes.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Trust or a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust or that fund, as the case may be, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Trust or that fund are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of a fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c).

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CHARGES AND EXPENSES

Management fees

Under a Management Contract with the Trust dated July 1, 1999, the fund pays a monthly fee to Putnam Management based on the average net assets of that fund, as determined at the close of each business day during the month, at the following rates expressed as a percentage of the fund's average net assets:

Putnam Tax-Free High Yield Fund

0.65% of the first $500 million;

0.55% of the next $500 million;

0.50% of the next $500 million;

0.45% of the next $5 billion;

0.425% of the next $5 billion;

0.405% of the next $5 billion;

0.39% of the next $5 billion;

and 0.38% thereafter.

For the past three fiscal years, pursuant to the management contract, the fund incurred the following fees:

                                                                      Amount
                                                                  management
                                                                   fee would
                                                                   have been
                                                   Amount of         without
                              Management fee      management         expense
Fund name        Fiscal year            paid      fee waived      limitation

Putnam Tax-Free
High Yield Fund         2004      $6,360,810        $182,363      $6,543,173
                        2003      $7,696,907             N/A             N/A
                        2002      $8,350,865             N/A             N/A

Expense limitation. In order to limit expenses, Putnam Management has agreed to waive fees and reimburse expenses of Putnam Tax-Free High Yield Fund through July 31, 2005 to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets). For these purposes, total fund operating expenses of both the fund and the Lipper category average will be calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses, the Lipper category average will be calculated by Lipper each calendar quarter based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

                                   Brokerage
                   Fiscal year   commissions
Putnam Tax-Free
High Yield Fund           2004            $0*
                          2003        $6,681
                          2002        $3,349

* The brokerage commissions for the fund's 2004 fiscal year were lower than the brokerage commissions for the fund's 2002 and 2003 fiscal years due to decreases in the use of investment transactions involving the payment of commissions.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:

                         Dollar value   Percentage of
                             of these           total       Amount of
Fund name                transactions    transactions     commissions

Putnam Tax-Free High
Yield Fund                         $0           0.00%              $0

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2004, including compensation of certain Trust officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

                                      Portion of
                                           total
                                   reimbursement
                                             for
                                    compensation
                           Total             and
                   Reimbursement   contributions

Putnam Tax-Free
High Yield Fund          $22,508         $17,649

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages a fund's other affairs and business.

The tables below show the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2003.

Putnam Tax-Free High Yield Fund

                                                  Aggregate
                                               dollar range
                                                  of shares
                               Dollar range     held in all
                                  of Putnam   of the Putnam
                              Tax-Free High           funds
                                 Yield Fund     overseen by
Name of Trustee                shares owned         Trustee

Jameson A. Baxter                $1-$10,000   over $100,000
Charles B. Curtis                $1-$10,000   over $100,000
* Myra R. Drucker                       N/A             N/A
John A. Hill                     $1-$10,000   over $100,000
Ronald J. Jackson                $1-$10,000   over $100,000
Paul L. Joskow                   $1-$10,000   over $100,000
Elizabeth T. Kennan              $1-$10,000   over $100,000
John H. Mullin, III              $1-$10,000   over $100,000
Robert E. Patterson                    none   over $100,000
W. Thomas Stephens               $1-$10,000   over $100,000
* Richard B. Worley                     N/A             N/A
** Charles E. Haldeman, Jr.             N/A             N/A
** George Putnam, III            $1-$10,000   over $100,000
** A.J.C. Smith                  $1-$10,000   over $100,000

* Elected to the Board of Trustees after December 31, 2003.

** Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III, Haldeman and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc or shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the Chief Executive Officer of Putnam Investments. He was elected to the Board of Trustees after December 31, 2003. Mr. Putnam, III is the President of the fund and each of the other Putnam funds. Mr. Smith is the Chairman of Putnam Investments and serves as consultant to Marsh & McLennan Companies, Inc.

Each independent Trustee of the fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The committees of the Board of Trustees, and the number of times each committee met during your fund's fiscal year, are shown in the table below:

Audit and Pricing Committee                       21
Board Policy and Nominating Committee              8
Brokerage and Custody Committee                    7
Communication, Service and Marketing Committee    11
Contract Committee                                16
Distributions Committee                            5
Executive Committee                                1
Investment Oversight Committees                   32

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2004, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2003:

COMPENSATION TABLE
Putnam Tax-Free High Yield Fund


                                                       Pension or       Estimated
                                                       retirement          annual           Total
                                        Aggregate        benefits   benefits from    compensation
                                     compensation      accrued as      all Putnam        from all
                                         from the    part of fund      funds upon          Putnam
Trustees/Year                            fund (1)        expenses  retirement (2)    funds (3)(4)
Jameson A. Baxter/
1994 (5)                                   $2,241            $655        $100,000        $215,500

Charles B. Curtis/
2001                                       $2,175            $767        $100,000        $210,250

Myra R. Drucker/
2004 (10)                                     N/A             N/A             N/A             N/A

Charles E. Haldeman, Jr./
2004 (10)                                     N/A             N/A             N/A             N/A

John A. Hill/
1985 (5)(7)                                $4,382            $810        $200,000        $413,625

Ronald J. Jackson/
1996 (5)                                   $2,228            $652        $100,000        $214,500

Paul L. Joskow/
1997 (5)                                   $2,877            $467        $100,000        $215,250

Elizabeth T. Kennan/
1992                                       $2,174            $834        $100,000        $207,000

Lawrence J. Lasser/
1992 (8)                                       $0            $157         $93,333              $0

John H. Mullin, III/
1997 (5)                                   $2,158            $717        $100,000        $208,750

Robert E. Patterson/
1984                                       $2,172            $452        $100,000        $206,500

George Putnam, III/
1984 (7)                                   $2,732            $373        $125,000        $260,500

A.J. C. Smith/
1986 (6)                                       $0              $0              $0              $0

W. Thomas Stephens/
1997 (5)                                   $2,211            $652        $100,000        $206,500

W. Nicholas Thorndike/
1992 (9)                                   $1,785          $1,075        $100,000        $212,250

Richard B. Worley/
2004 (10)                                     N/A             N/A             N/A             N/A


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of July 31, 2004, the total amounts of deferred compensation payable by Putnam Tax-Free High Yield Fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter - 7,221; Mr. Hill - $23,862; Mr. Jackson - $12,166; Mr. Joskow - $8,299; Mr. Mullin -
$8,232; and Mr. Stephens - $2,438.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the retirement plan of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflects benefits earned under the funds' retirement plan prior to July 1, 2000.

(9) Mr. Thorndike retired from the Board of Trustees of the Putnam funds on June 30, 2004.

(10) Ms. Drucker and Messrs. Haldeman and Worley were elected to the Board of Trustees on November 11, 2004.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management" in
Part II of this SAI.

Share ownership

At October 31, 2004, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Putnam Tax-Free High Yield Fund


                                                         Percentage
Class      Shareholder name and address                       owned

  A        Edward D. Jones & Co.                             16.30%
           201 Progress Parkway
           Maryland, Heights, MO 63043-3003

  A        Citigroup Global Markets Inc.                      5.10%
           333 West 34th Street, 3rd floor
           New York, NY 10001

  B        Edward D. Jones & Co.                             10.50%
           201 Progress Parkway
           Maryland, Heights, MO 63043-3003

  B        Merrill, Lynch, Pierce Fenner & Smith              8.80%
           4800 Deer Lake Drive E. Floor 3
           Jacksonville, FL 332246-6484

  C        Merrill, Lynch, Pierce Fenner & Smith             15.70%
           4800 Deer Lake Drive E. Floor 3
           Jacksonville, FL 332246-6484

  C        Citigroup Global Markets, Inc.                     8.20%
           333 West 34th Street, 3rd floor
           New York, NY 10001

  C        Edward D. Jones & Co.                              7.00%
           201 Progress Parkway
           Maryland, Heights, MO 63043-3003

  M        Edward D. Jones & Co.                             22.60%
           201 Progress Parkway
           Maryland, Heights, MO 63043-3003

Distribution fees

During fiscal 2004, the fund paid the following 12b-1 fees to Putnam Retail
Management:

                      Class A      Class B      Class C      Class M
Putnam Tax-Free
High Yield Fund    $1,779,034   $1,713,061     $111,705      $40,621

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

                                              Sales charges
                                                retained by
                                              Putnam Retail
                                        Total    Management     Contingent
                                    front-end  after dealer       deferred
                    Fiscal year sales charges   concessions  sales charges

Putnam Tax-Free High
Yield Fund                 2004      $473,870       $20,106         $9,738
                           2003      $891,681       $68,145        $13,384
                           2002    $1,128,244       $79,297         $7,951

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

                                                     Contingent
                                                       deferred
                                    Fiscal year   sales charges

Putnam Tax-Free High Yield Fund            2004        $488,748
                                           2003        $353,665
                                           2002        $415,858

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

                                                     Contingent
                                                       deferred
                                    Fiscal year   sales charges

Putnam Tax-Free High Yield Fund            2004          $1,698
                                           2003          $3,090
                                           2002            $906

Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

                                                   Sales charges
                                                     retained by
                                                   Putnam Retail
                                           Total      Management
                                       front-end    after dealer
                     Fiscal year   sales charges     concessions

Putnam Tax-Free
High Yield Fund             2004          $1,356            $132
                            2003          $7,538            $941
                            2002         $14,593          $2,240

Investor servicing and custody fees and expenses

During the 2004 fiscal year, the fund incurred the following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

Putnam Tax-Free High Yield Fund                       $1,061,406


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended July 31, 2004, filed electronically on September 27, 2004 (File No. 811-04345), are incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.


TABLE OF CONTENTS

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS       II-1
TAXES                                                          II-25
MANAGEMENT                                                     II-30
DETERMINATION OF NET ASSET VALUE                               II-41
HOW TO BUY SHARES                                              II-43
DISTRIBUTION PLANS                                             II-53
INVESTOR SERVICES                                              II-57
SIGNATURE GUARANTEES                                           II-61
SUSPENSION OF REDEMPTIONS                                      II-61
SHAREHOLDER LIABILITY                                          II-61
PROXY VOTING GUIDELINES AND PROCEDURES                         II-61
SECURITIES RATINGS                                             II-62
DEFINITIONS                                                    II-66
APPENDIX A                                                     II-67

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund's prospectus or Part I of this SAI, or by applicable law, the fund may engage in each of the practices described below. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

Foreign Investments

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options.
In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.


The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for hedging or non-hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.


For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam in accordance with procedures established by the Trustees, in such amount are segregated by its custodian), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam in accordance with procedures established by the Trustees, in such amount are segregated by its custodian). In the case of put options, the fund will segregate assets determined to be liquid by Putnam in accordance with procedures established by the Trustees equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values
of lower-rated securities.   Changes by nationally recognized securities
rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations and Other Floating Rate Loans.

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in floating rate loans, Putnam will normally seek to avoid receiving material, non-public information ("Confidential Information") about the issuers of floating rate loans being considered for acquisition by the fund or held in the fund's portfolio. In many instances, issuers may offer to furnish Confidential Information to prospective purchasers, and to holders, of the issuer's floating rate loans. Putnam's decision not to receive Confidential Information may place Putnam at a disadvantage relative to other investors in floating rate loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of floating rate loans are asked to grant amendments, waivers or consent, Putnam's ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam's decision not to receive Confidential Information under normal circumstances could adversely affect the fund's investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Putnam may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund's portfolio. Possession of such information may in some instances occur despite Putnam's efforts to avoid such possession, but in other instances Putnam may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam may hold other securities issued by borrowers whose floating rate loans may be held in the fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Putnam may owe conflicting fiduciary duties to the fund and other client accounts. Putnam will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam's client accounts collectively held only a single category of the issuer's securities.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.
These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.
The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.


Securities of Other Investment Companies. Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds ("ETFs")), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company's shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company's net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund's net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws.


Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and the corresponding state's personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the fund.

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Alternative Investment Strategies

Under normal market conditions, each fund seeks to remain fully invested and to minimize its cash holdings. However, at times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the funds may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Futures Contracts and Related Options

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

The fund has claimed an exclusion from the definition of the term
"commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index.
The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. The fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Industry and sector groups


Putnam uses a customized set of industry and sector groups for classifying securities ("Putnam Industry Codes"). The Putnam Industry Codes are based on an expanded Standard & Poor's industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities. For presentation purposes, the fund may apply the Putnam Industry Codes differently in reporting industry groups in the fund's shareholder reports or other communications.


TAXES

The following discussion of U.S. Federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. Federal tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner, to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the fund's shares. Only qualified dividend income received by the fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-- for taxable years beginning on or before December 31, 2008.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

Hedging transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations issued on February 28, 2003, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


MANAGEMENT

Trustees
-----------------------------------------------------------------------------------------------------------
Name, Address 1, Date of
Birth, Position(s) Held
with Fund and Length of            Principal
Service as a Putnam Fund       Occupation(s) During        Other Directorships
Trustee 2                         Past 5 Years             Held by Trustee
-----------------------------------------------------------------------------------------------------------
Jameson A. Baxter               President of Baxter        Director of ASHTA Chemicals, Inc., Banta
(9/6/43), Trustee since 1994    Associates, Inc.,          Corporation (a printing and digital
                                a private investment firm  imaging firm), Ryerson Tull, Inc.
                                that she founded in 1986.  (a steel service corporation),
                                                           Advocate Health Care and BoardSource
                                                           (formerly the National Center for Nonprofit
                                                           Boards).  She is Chairman Emeritus of the
                                                           Board of Trustees, Mount Holyoke College,
                                                           having served as Chairman for five years and
                                                           as a board member for thirteen years.  Until
                                                           2002, Ms. Baxter was a Director of Intermatic
                                                           Corporation (a manufacturer of energy control
                                                           products).
-----------------------------------------------------------------------------------------------------------
Charles B. Curtis               President and Chief        Member of the Council on Foreign
(4/27/40), Trustee since 2001   Operating Officer,         Relations and the Trustee Advisory Council
                                Nuclear Threat Initiative  of the Applied Physics Laboratory, Johns
                                (a private foundation      Hopkins University. Until 2003, Mr. Curtis was
                                dealing with national      a Member of the Electric Power Research
                                security issues) and       Institute Advisory Council and the University
                                serves as Senior Advisor   of Chicago Board of Governors for Argonne
                                to the Untited Nations     National Laboratory. Prior to 2002, Mr. Curtis
                                Foundaton. From August     was a Member of the Board of Directors of the
                                1997 to December 1999,     Gas Technology Institute and the Board of
                                Mr. Curtis was a partner   Directors of the Environment and Natural
                                at Hogan & Hartson         Resources Program Steering Committee, John F.
                                L.L.P., a Washington, DC   Kennedy School of Government, Harvard
                                law firm.                  University. Until 2001, Mr. Curtis was a Member
                                                           of the Department of Defense Policy Board and
                                                           Director of EG&G Technical Services, Inc.
                                                           (a fossil energy research and development
                                                           support company).
-----------------------------------------------------------------------------------------------------------

Myra R. Drucker                 Until August 31, 2004,     Vice Chair of the Board of Trustees of Sarah
(1/16/48), Trustee since 2004   Ms. Drucker was Managing   Lawrence College. She is a Trustee of Commonfund
                                Director and a member of   (a not-for-profit firm specializing in asset
                                the Board of Directors     management for educational endowments and
                                of General Motors Asset    foundations) and a member of the Investment
                                Management and Chief       Committee of the Kresge Foundation (a charitable
                                Investment Officer of      trust). She is also Chair of the New York Stock
                                General Motors Trust       Exchange (NYSE) Pension Managers Advisory
                                Bank. Prior to 2001,       Committee and a member of the Executive
                                she served as Chief        Committee of the Committee on Investment of
                                Investment Officer of      Employee Benefit Assets.  Until August 2001,
                                Xerox Corporation (a       Ms. Drucker served as a member of the NYSE
                                technology and service     Corporate Accountability and Listing Standards
                                company in the document    Committee and the NYSE/NASD IPO Advisory
                                industry).                 Committee.

-----------------------------------------------------------------------------------------------------------
John A. Hill                    Vice Chairman, First       Director of Devon Energy Corporation,
(1/31/42),                      Reserve Corporation (a     TransMontaigne Oil Company, Continuum
Trustee since 1985 and          private equity buyout      Health Partners of New York and various
Chairman since 2000             firm that specializes      private companies controlled by First
                                in energy investments      Reserve Corporation, as well as a Trustee
                                in the diversified         of TH Lee Putnam Investment Trust (a
                                world-wide energy          closed-end investment company advised by an
                                industry).                 affiliate of Putnam Management).  He is also
                                                           a Trustee of Sarah Lawrence College.
-----------------------------------------------------------------------------------------------------------
Ronald J. Jackson               Private investor.          President of the Kathleen and Ronald J. Jackson
(12/17/43),                                                Foundation (a charitable trust).  He is also
Trustee since 1996                                         a Member of the Board of Overseers of WGBH (a
                                                           public television and radio station) as well as
                                                           a Member of the Board of Overseers of the
                                                           Peabody Essex Museum.
-----------------------------------------------------------------------------------------------------------
Paul L. Joskow (6/30/47),       Elizabeth and James        Director of National Grid Transco (a UK-based
Trustee since 1997              Killian Professor of       holding company with interests in electric and
                                Economics and Management,  gas transmission and distribution and
                                and Director of the        telecommunications infrastructure) and
                                Center for Energy and      TransCanada Corporation (an energy company
                                Environmental Policy       focused on natural gas transmission and power
                                Research at the            services). He also serves on the board of the
                                Massachusetts Institute    Whitehead Institute for Biomedical Research
                                of Technology.             (a non-profit research institution) and has
                                                           been President of the Yale University Council
                                                           since 1993. Prior to February 2002, he was a
                                                           Director of State Farm Indemnity Company (an
                                                           automobile insurance company), and prior to
                                                           March 2000, he was a Director of New England
                                                           Electric System (a public utility holding
                                                           company).
-----------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan             Partner in Cambus-Kenneth  Lead Director of Northeast Utilities and is a
(2/25/38), Trustee              Farm (thoroughbred horse   Director of Talbots, Inc. (a distributor of
since 1992                      and catlle breeding).      women's apparel). She is a Trustee of National
                                She is President Emeritus  Trust for Historic Preservation, of Centre
                                of Mount Holyoke College.  College and of Midway College (in Midway,
                                                           Kentucky).She is also a Member of The Trustees
                                                           of Reservations. Prior to 2001, Dr. Kennan
                                                           served on the oversight committee of the Folger
                                                           Shakespeare Library. Prior to September 2000,
                                                           she was a Director of Chastain Real Estate;
                                                           prior to June 2000, she was a Director of Bell
                                                           Atlantic Corp.; and prior to November 1999,
                                                           she was a Director of Kentucky Home Life
                                                           Insurance Co.
-----------------------------------------------------------------------------------------------------------
John H. Mullin, III             Chairman and CEO of        Director of The Liberty Corporation (a
(6/15/41), Trustee              Ridgeway Farm (a limited   broadcasting company), Progress Energy, Inc. (a
since 1997                      liability company engaged  utility company, formerly known as Carolina
                                in timber and farming).    Power & Light) and Sonoco Products, Inc. (a
                                                           packaging company).  Mr. Mullin is Trustee
                                                           Emeritus of The National Humanities Center and
                                                           Washington & Lee University, where he served as
                                                           Chairman of the Investment Committee. Until
                                                           February 2004 and May 2001, he was a Director
                                                           of Alex Brown Realty, Inc. and Graphic
                                                           Packaging International Corp., respectively.
-----------------------------------------------------------------------------------------------------------
Robert E. Patterson             Senior Partner of Cabot    Chairman of the Joslin Diabetes Center and a
(3/15/45), Trustee              Properties, L.P. and       Director of Brandywine Trust Company. Prior to
since 1984                      Chairman of Cabot          December 2001 and June 2003, Mr. Patterson
                                Properties, Inc. (a        served as a Trustee of Cabot Industrial Trust
                                private equity firm        and Sea Education Association, respectively.
                                investing in commercial
                                real estate). Prior to
                                December 2001, he was
                                President of Cabot
                                Industrial Trust (a
                                publicly traded real
                                estate investment
                                trust).
-----------------------------------------------------------------------------------------------------------

W. Thomas Stephens              Chairman and Chief         Director of TransCanada Pipelines Limited. Until
(9/2/42), Trustee               Executive Officer of       2004, Mr. Stephens was a Director of Xcel Energy
since 1997                      Boise Cascade, L.L.C.      Incorporated (a public utility company), Qwest
                                (a paper, forest product   Communications and Norske Canada, Inc. (a paper
                                and timberland assets      manufacturer).  Until 2003, Mr. Stephens was a
                                company).                  Director of Mail-Well, Inc. (a diversified
                                                           printing company). Prior to July 2001, Mr.
                                                           Stephens was Chairman of Mail-Well; and prior to
                                                           October 1999, he was CEO of MacMillan-Bloedel,
                                                           Ltd. (a forest products company).
-----------------------------------------------------------------------------------------------------------
Richard B. Worley               Managing Partner of        Serves on the Executive Committee of the
(11/15/45), Trustee since 2004  Permit Capital LLC (an     University of Pennsylvania Medical Center.  He
                                investment management      is a Trustee of The Robert Wood Johnson
                                firm). Prior to 2002, he   Foundation (a philanthropic organization devoted
                                served as Chief Strategic  to health care issues) and Director of The
                                Officer of Morgan Stanley  Colonial Williamsburg Foundation (a historical
                                Investment Management. He  preservation organization). Mr. Worley also
                                previously served as       serves on the investment committees of Mount
                                President, Chief           Holyoke College and World Wildlife Fund (a
                                Executive Officer and      wildlife conservation organization).
                                Chief Investment Officer
                                of Morgan Stanley Dean
                                Witter Investment
                                Management and as a
                                Managing Director of
                                Morgan Stanley (a
                                financial services firm).

-----------------------------------------------------------------------------------------------------------


Interested Trustees
-----------------------------------------------------------------------------------------------------------

*Charles E. Haldeman, Jr.       President and Chief        Trustee of Dartmouth College and Emeritus
(10/29/48), Trustee since 2004  Executive Officer of       Trustee of Abington Memorial Hospital.
                                Putnam, LLC ("Putnam
                                Investments"). Member of
                                Putnam Investments'
                                Executive Board of
                                Directors and Advisory
                                Council.  Prior to
                                November 2003, Mr.
                                Haldeman served as Co-Head
                                of Putnam Investments'
                                Investment Division. Prior
                                to joining Putnam
                                Investments in 2002, he
                                served as Chief Executive
                                Officer of Delaware
                                Investments and President
                                and Chief Operating
                                Officer of United Asset
                                Management.

-----------------------------------------------------------------------------------------------------------
*George Putnam III              President of New           Director of The Boston Family Office, L.L.C.
(8/10/51), Trustee              Generation Research, Inc.  (a registered investment advisor), and a Trustee
since 1984 and                  (a publisher of financial  of St. Mark's School and Shore Country Day School.
President since                 advisory and other         Until 2002, Mr. Putnam was a Trustee of the Sea
2000                            research services) and     Education Association.
                                of New Generation
                                Advisers, Inc. (a
                                registered investment
                                adviser to private funds).
                                Both firms he founded
                                in 1986.
-----------------------------------------------------------------------------------------------------------

*A.J.C. Smith                   Chairman of Putnam         Director of Trident Corp. (a limited partnership
(4/13/34), Trustee              Investments and Director   with over thirty institutional investors).  He
since 1986                      of and Consultant to       is also a Trustee of the Carnegie Hall Society,
                                Marsh & McLennan           the Educational Broadcasting Corporation and the
                                Companies, Inc. Prior      National Museums of Scotland.  He is Chairman of
                                to November 2004, May      the Central Park Conservancy and a Member of the
                                2000 and November 1999,    Board of Overseers of the Joan and Sanford I.
                                Mr. Smith was Director,    Weill Graduate School of Medical Sciences of
                                Chairman and CEO,          Cornell University.
                                respectively,of Marsh &
                                McLennan Companies, Inc.

-----------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA
  02109.  As of December 31, 2003, there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.


* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam
  Management, Putnam Retail Management or Marsh & McLennan Companies,
  Inc., the parent company of Putnam Investments and its affiliated companies.
  Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Charles E. Haldeman, Jr. is
  President and Chief Executive Officer of Putnam Investments. George Putnam, III is the President of your Fund and each of the other Putnam Funds. A.J.C.
  Smith is Chairman of Putnam Investments and serves as Director of and Consultant to Marsh & McLennan Companies, Inc.






Officers

In addition to George Putnam III, the other officers of the fund are shown below:

-----------------------------------------------------------------------------------------------------------
Name, Address 1, Date of
Birth, Position(s) Held       Length of Service with     Principal Occupation(s)
with Fund                     the Putnam Funds           During Past 5 Years
-----------------------------------------------------------------------------------------------------------
Charles E. Porter             Since 1989                 Managing Director, Putnam Investments, Putnam
(7/26/38), Executive                                     Advisory Company, Putnam Investor Services and
Vice President, Associate                                Putnam Management.
Treasurer and Principal
Executive Officer
-----------------------------------------------------------------------------------------------------------
Jonathan S. Horwitz           Since 2004                 Managing Director, Putnam Investments.
(6/4/55), Senior Vice
President and Treasurer
-----------------------------------------------------------------------------------------------------------
Steven D. Krichmar            Since 2002                 Managing Director, Putnam Investments and Putnam
(6/27/58), Vice President                                Investor Services. Prior to 2001, Partner,
and Principal Financial                                  PricewaterhouseCoopers LLP.
Officer
-----------------------------------------------------------------------------------------------------------
Michael T. Healy              Since 2000                 Managing Director, Putnam Investments and Putnam
(1/24/58), Assistant                                     Investor Services.
Treasurer and Principal
Accounting Officer
-----------------------------------------------------------------------------------------------------------
Beth S. Mazor                 Since 2002                 Senior Vice President, Putnam Investments and
(4/6/58), Vice President                                 Putnam Investor Services.
-----------------------------------------------------------------------------------------------------------
Daniel T. Gallagher           Since 2004                 Vice President, Putnam Investments. Prior to 2004,
(2/27/62), Vice President                                Mr. Gallagher was an attorney for Ropes & Gray
and Legal and Compliance                                 LLP; prior to 2000, he was a law clerk for the
Liaison Officer                                          Massachusetts Supreme Judicial Court.
-----------------------------------------------------------------------------------------------------------
Mark C. Trenchard             Since 2002                 Senior Vice President, Putnam Investments.
(6/5/62), Vice President
and BSA Compliance Officer
-----------------------------------------------------------------------------------------------------------
Francis J. McNamara, III      Since 2004                 Senior Managing Director, Putnam Investments,
(8/19/55), Vice President                                Putnam Management and Putnam Retail Management.
and Chief Legal Officer                                  Prior to 2004, Mr. McNamara was General Counsel
                                                         of State Street Research & Management Company.
-----------------------------------------------------------------------------------------------------------
Charles A. Ruys de Perez      Since 2004                 Managing Director, Putnam Investments, Putnam
(10/17/57), Vice President                               Advisory Company, Putnam Investor Services,
and Chief Compliance Officer                             Putnam Management and Putnam Retail Management.
-----------------------------------------------------------------------------------------------------------
James P. Pappas               Since 2004                 Managing Director, Putnam Investments and Putnam
(2/24/53), Vice President                                Management. During 2002, Mr. Pappas was Chief
                                                         Operating Officer of Atalanta/Sosnoff Management
                                                         Corporation. Prior to 2001, he was President and
                                                         Chief Executive Officer of UAM Investment
                                                         Services, Inc.
-----------------------------------------------------------------------------------------------------------
Richard S. Robie, III         Since 2004                 Senior Managing Director, Putnam Investments,
(3/30/60), Vice President                                Putnam Management and Putnam Advisory Company.
                                                         Prior to 2003, Mr. Robie was Senior Vice President
                                                         of United Asset Management Corporation.
-----------------------------------------------------------------------------------------------------------
Judith Cohen                  Since 1993                 Clerk and Assistant Treasurer, The Putnam Funds.
(6/7/45), Clerk and
Assistant Treasurer
-----------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.


Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Committees of the Board of Trustees

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Committee include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Trustees have adopted a written charter for the Committee. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Audit and Pricing Committee currently consists of Drs. Joskow (Chairperson) and Kennan, and Messrs. Patterson and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the fund's proxy statement and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the Funds regarding the execution of portfolio transactions for the Funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the Funds' activities involving derivative securities. The Committee also reviews and evaluates matters relating to the Funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis and Mullin, Ms. Baxter and Dr. Kennan.

Communication, Service, and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of The Putnam Funds. The Committee also reviews communications sent from the Funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, this Committee oversees marketing and sales communications of the Funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith and Stephens and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Investment Management and its affiliates to provide services to the Funds, (ii) the expenditure of the Funds' assets for distribution purposes pursuant to the Distribution Plans of the Funds, and (iii) the engagement of other persons to provide material services to the Funds, including in particular those instances where the cost of services is shared between the Funds and Putnam Investment Management and its affiliates or where Putnam Investment Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the Funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products, and proposed structural changes to existing Funds. The Committee is comprised exclusively of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis, Jackson, and Mullin and Dr. Kennan.

Distributions Committee. This Committee oversees all Fund distributions and the management of the Closed-End Funds. In regard to distributions, the Committee approves the amount and timing of distributions paid by all the Funds to the shareholders when the Trustees are not in session. This Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the Funds' distribution policies. Its oversight of the Closed-End Funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to sunroof provisions,
(iv) disclosure practices, and (v) the use of leverage. The Committee currently consists of Messrs. Patterson (Chairperson) and Jackson and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to insure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam Funds. The Committee currently consists of Messrs. Hill (Chairman),
Jackson, and Putnam, Dr. Joskow and Ms. Baxter.


Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Investment Management to review the investment performance and strategies of the Putnam Funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Mses. Baxter (Acting Chairperson) and Drucker, and Mr. Smith. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson), Hill and Stephens. Investment Committee C currently consists of Messrs. Mullin (Chairperson), Putnam and Worley, and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson) and Jackson and Dr. Joskow.


Each Trustee of the fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Trustees who are not "interested persons" of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees who are not "interested persons" of Putnam Management are Trustees of all the Putnam funds and each receives fees for their services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.


Putnam Management is a subsidiary of Putnam Investment Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust), Putnam Investments Limited (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.


Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.


In addition, through the end of the fund's fiscal year ending in 2005, Putnam Management has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets). For these purposes, total fund operating expenses of both the fund and the Lipper category average will be caluculated without giving effect to 12b-1 fees or an expense offset and brokerage servise arrangements that may reduce fund expenses. The Lipper category average will be calculated by Lipper each calendar quarter based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).


In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

In considering the Management Contract, the Trustees consider numerous factors they believe to be relevant, including the advisor's research and decision-making processes, the methods adopted to assure compliance with the fund's investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the fund; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor's profitability; the financial condition and stability of the advisor; the advisor's trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars; the fund's total return performance compared with its peers. Putnam has established several management fee categories to fit the particular characteristics of different types of funds.

The nature and complexity of international and global funds generally makes these funds more research intensive than funds that invest mainly in U.S. companies, due to the greater difficulty of obtaining information regarding the companies in which the fund invests, and the governmental, economic and market conditions of the various countries outside of the U.S. In addition, trade execution and settlement may be more costly than in the U.S.

Conversely, the research intensity for a U.S. money market or bond fund is typically less than for a international or global fund or a U.S. equity fund due to the more ready availability of information regarding the issuer, the security, the accessibility of the trading market and the typically lower trading and execution costs. See "Portfolio Transactions - Brokerage and Research Services."

The Sub-Manager

Putnam Investments Limited ("PIL"), a wholly-owned subsidiary of The Putnam Advisory Company, LLC and an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time. PIL is currently authorized to serve as the sub-manager, to the extent determined by Putnam Management from time to time, for the following funds: Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Global Equity Fund, Putnam Europe Equity Fund and Putnam International Equity Fund. PIL may serve as sub-manager pursuant to the terms of a sub-management agreement between Putnam Management and PIL. PIL's address is Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days' written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. The fund pays commissions on certain securities traded in the over-the-counter markets. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as economic analysis, investment research and database services, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment (investment-related hardware and software) utilized by Putnam Management's managers and analysts. Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934
Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Retail Management (The Putnam Investments' Code of Ethics) and by the fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by Rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund's Trustees, in compliance with Rule 17j-1, approved Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts and the assets of the fund. For Putnam Prime Money Market Fund the fee paid to Putnam Investor Services is 0.01% per annum.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

The fund may from time to time pay custodial or investor servicing agent expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third party broker having an agreement with the subcustodians. See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at One International Place, Boston,
Massachusetts 02110.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m except that Putnam Prime Money Market Fund normally determines net asset value as of 5:00 p.m. Eastern time. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price (or official closing price for certain markets) or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and ask prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

The funds may also value their assets at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder's account on the last business day of each month. It is expected that a money market fund's net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder's accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services (at 1-800-225-1581).
This section of the SAI contains more information on how to buy shares and the features of all share classes offered by Putnam funds. These features include the sales charges and contingent deferred sales charges (CDSCs) payable by investors, the conditions under which those charges may be reduced, and the sales charges, commissions and other amounts payable by Putnam Retail Management to investment dealers. As set forth under the following sub-headings of this section, some features apply to all classes, while others apply only to certain classes:

* General Information describes how to buy shares, identifies the classes, describes ways of reducing sales charges that apply to all classes and describes certain payments to investment dealers.

* Additional Information about Class A and Class M Shares describes the allocation of initial sales charges between Putnam Retail Management and investment dealers, ways of reducing those sales charges, the CDSC payable by purchasers of $1 million or more of class A shares and the commissions on those purchases payable by Putnam Retail Management to investment dealers.

* Additional Information about Class B, Class C and Class R Shares describes the commissions payable by Putnam Retail Management to investment dealers.

* Putnam Prime Money Market Fund describes the special procedures applicable to that fund. Information in the other sections listed above is not applicable to that fund.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the Exchange. If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower,
(ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Investor Services.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semimonthly or weekly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management receives the proceeds from the draft. A shareholder may choose any day of the month or week for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from investment dealers or from Putnam Retail Management.

Distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Payment in securities. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form.
The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds). As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares. The prospectus contains a table of applicable sales charges.

Class B shares and class C shares are generally sold subject to a CDSC payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs. CDSCs on shares sold outside the United States may differ.

Class B shares will automatically convert into class A shares at the end of the month eight years after the purchase date. Class B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class T shares are sold at net asset value without a sales charge or CDSC. See the prospectus that offers class T shares for more information.

Class R shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans.


Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans, college savings plans, bank trust departments, trust companies and Putnam funds and investment products. See the prospectus that offers class Y shares for more information.


Sales without sales charges, contingent deferred sales charges or short-term trading fees. The fund may sell shares without a sales charge or CDSC to:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not offered by tax-exempt funds);

(iii) clients of administrators of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not offered by tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their family members (Putnam Retail Management is regarded as the dealer of record for all such accounts);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and


(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at net asset value without a wrap fee.


The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam's insured investor program.

Investors who set up an Systematic Withdrawal Plan ("SWP") for a share account (see "Plans available to shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

The short-term trading fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including accounts established as part of a Section 529 college savings plan, transactions in connection with periodic portfolio rebalancings of certain wrap accounts, automatic rebalancing arrangements entered into by Putnam Retail Management and dealers, and Systematic Withdrawal Plan redemptions. A short-term trading fee will also not be imposed in cases of shareholder death or post-purchase disability or other circumstances in which a CDSC would be waived as stated above.

Additional Information About Class A and Class M Shares

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

Putnam Retail Management offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the following table, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

For Growth Funds, Blend Funds, Value Funds and Asset Allocation Funds only:


                                    CLASS A                      CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 50,000                  5.25%         5.00%           3.50%          3.00%
50,000 but under 100,000      4.00          2.75            2.50           2.00
100,000 but under 250,000     3.00          2.75            1.50           1.00
250,000 but under 500,000     2.25          2.00            1.00           1.00
500,000 but under 1,000,000   2.00          1.75            NONE           NONE
1,000,000 and above           NONE          NONE            NONE           NONE
-------------------------------------------------------------------------------------



For Income Funds only (except for Putnam Floating Rate Income Fund and Putnam
Intermediate U.S. Government Income Fund):

                                    CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 50,000                  4.50%          4.25%          3.25%          3.00%
50,000 but under 100,000      4.25           4.00           2.25           2.00
100,000 but under 250,000     3.25           3.00           1.50           1.25
250,000 but under 500,000     2.50           2.25           1.00           1.00
500,000 but under 1,000,000   2.00           1.75           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------




For Putnam Floating Rate Income Fund and Putnam Intermediate U.S. Government
Income Fund only:

                                   CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 100,000                 3.25%          3.00%          2.00%          1.80%
100,000 but under 250,000     2.50           2.25           1.50           1.30
250,000 but under 500,000     2.00           1.75           1.00           1.00
500,000 but under 1,000,000   1.50           1.25           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------




For Tax Free Funds only:

                                    CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 25,000                  4.50%           4.50%         3.25%          3.00%
25,000 but under 50,000       4.25            4.25          3.25           3.00
50,000 but under 100,000      4.25            4.25          2.25           2.00
100,000 but under 250,000     3.50            3.50          1.50           1.25
250,000 but under 500,000     2.75            2.75          1.00           1.00
500,000 but under 1,000,000   2.00            1.85          NONE           NONE
1,000,000 and above           NONE            NONE          NONE           NONE
-------------------------------------------------------------------------------------


Combined purchase privilege. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares by such persons:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code of 1986, as amended (the
"Code");

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. In the case of an individual purchaser, all current purchases made or already owned by the individual's spouse and children under the age of 21 may be combined with the individual's current purchases. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the maximum public offering price (at the close of business on the previous day) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor's accounts (as described below) in all of the Putnam funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other
Putnam funds

Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to
Section 403(b) of the Internal Revenue Code of 1986, as amended ("403(b) plans") or an IRA other than a Simple IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor's (or spouse's or minor child's) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor
Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management

Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Shares owned as part of an employee benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code) are not eligible for linking to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit is given for any higher sales charge paid with respect to previous purchases for the investor's account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management in accordance with the prospectus. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor's failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder's death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund's standard account application. Interested investors should read the Statement of Intention carefully.

Group purchases of class A and class M shares. Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Retail Management, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Retail Management or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Retail Management or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Retail Management. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

Purchases of $1 million or more of Class A shares. Purchases of class A shares of $1 million or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% or 0.50% if redeemed before the first or second anniversary, respectively, of purchase, unless the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

On sales at net asset value to a class A qualified benefit plan, Putnam Retail Management pays commissions to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

On sales at net asset value to other investors, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes begins with the first net asset value purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

Purchases of less than $1 million of Class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA that is not part of a Class A qualified benefit plan addressed above, including Putnam Rollover IRAs for which Putnam Retail Management or an affiliate is the dealer of record, with less than $1 million in proceeds from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge or CDSC. Putnam Retail Management or Putnam Investor services may pay commissions or finders' fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record.

Purchases of Class M shares for rollover IRAs. Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

                                    Class M CDSC and dealer commission
                                    ----------------------------------
All growth, blend, value and asset
allocation funds:                                 0.65%
All income funds (except Putnam Money
Market Fund):                                     0.40%
Putnam Money Market Fund                          0.15%


Additional Information About Class B, Class C and Class R Shares

Except as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management.
For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Municipal Income Fund, Putnam Tax-Free High Yield Fund and Putnam Tax-Free Insured Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund and Putnam Intermediate U.S. Government Income Fund, Putnam Retail Management will pay a 2.75% commission to financial intermediaries selling class B shares of the fund. Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund, and may, at its discretion, pay financial intermediaries up to a 1.00% commission on sales of class R shares of a fund. Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales. Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail Management. Commissions may vary on sales outside the United States.

Putnam Prime Money Market Fund

The fund makes a continuous offering of its shares. Shares of the fund are sold at the net asset value per share next determined after confirmation of a completed purchase order by Putnam Investor Services. As the fund is designed for institutional investors, the share classes offered and the terms and conditions of buying them vary from other Putnam funds. The fund's prospectus contains detailed information on these terms and conditions. Payment for shares must be in federal funds or other immediately available funds.

No initial or contingent deferred sales charges apply to shares of the fund.


DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees.
No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million or that are class A qualified benefit plans, unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.


Rate                          Fund
----                          ----
0.25%                         All funds currently making payments under a class A
                              distribution plan, except for those listed below
0.20%                         Putnam Tax-Free High Yield Fund
                              Putnam Tax-Free Insured Fund
0.20% for shares purchased
on or before 12/31/89;        Putnam Convertible Income-Growth Trust
0.25% for shares
purchased after 12/31/89      The George Putnam Fund of Boston
                              Putnam Global Equity Fund (formerly Putnam Global Growth Fund)
                              Putnam Global Natural Resources Fund
                              Putnam Health Sciences Trust
                              The Putnam Fund for Growth and Income
                              Putnam Investors Fund
                              Putnam Vista Fund
                              Putnam Voyager Fund
0.20% for shares purchased
on or before 3/31/90;         Putnam High Yield Trust
0.25% for shares
purchased after 3/31/90       Putnam U.S. Government Income Trust
0.20% for shares purchased
on or before 1/1/90;          Putnam Equity Income Fund
0.25% for shares purchased
after 1/1/90
0.20% for shares purchased
on or before 3/31/91;         Putnam Income Fund
0.25% for shares
purchased after 3/31/91
0.20% for shares purchased
on or before 5/7/92;          Putnam Municipal Income Fund
0.25% for shares
purchased after 5/7/92
0.15% for shares purchased
on or before 3/6/92;          Putnam Michigan Tax Exempt Income Fund
0.20% for shares
purchased after 3/6/92        Putnam Minnesota Tax Exempt Income Fund
                              Putnam Ohio Tax Exempt Income Fund
0.15% for shares purchased
on or before 5/11/92;         Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares
purchased after 5/11/92
0.15% for shares purchased
on or before 7/12/92;         Putnam New York Tax Exempt Opportunities Fund
0.20% for shares
purchased after 7/12/92
0.15% for shares purchased
on or before 12/31/92;        Putnam California Tax Exempt Income Fund
0.20% for shares
purchased after 12/31/92      Putnam New Jersey Tax Exempt Income Fund
                              Putnam New York Tax Exempt Income Fund
                              Putnam Tax Exempt Income Fund
0.15% for shares purchased
on or before 3/5/93;          Putnam Arizona Tax Exempt Income Fund
0.20% for shares
purchased after 3/5/93
0.15% for shares purchased
on or before 7/8/93;          Putnam Florida Tax Exempt Income Fund
0.20% for shares
purchased after 7/8/93        Putnam Pennsylvania Tax Exempt Income Fund
0.00%                         Putnam Money Market Fund
                              Putnam Tax Exempt Money Market Fund



Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).


Rate                           Fund
----                           ----
0.25%                          All funds currently making payments under a class B
                               distribution plan, except for those listed below
0.25%, except that the first   Putnam Municipal Income Fund
year's service fees of 0.25%   Putnam Tax-Free Insured Fund
are prepaid at time of sale    Putnam Tax-Free High Yield
0.20% , except that the first  Putnam Arizona Tax Exempt Income Fund
year's service fees of 0.20%   Putnam California Tax Exempt Income Fund
are prepaid at time of sale    Putnam Florida Tax Exempt Income Fund
                               Putnam Massachusetts Tax Exempt Income Fund
                               Putnam Michigan Tax Exempt Income Fund
                               Putnam Minnesota Tax Exempt Income Fund
                               Putnam New Jersey Tax Exempt Income Fund
                               Putnam New York Tax Exempt Income Fund
                               Putnam New York Tax Exempt Opportunities Fund
                               Putnam Ohio Tax Exempt Income Fund
                               Putnam Pennsylvania Tax Exempt Income Fund
                               Putnam Tax Exempt Income Fund
0.00%                          Putnam Money Market Fund


Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.


Rate                           Fund
----                           ----
1.00%                          All funds currently making payments under a class C
                               distribution plan, except the fund listed below
0.50%                          Putnam Money Market Fund

Different rates may apply to shares sold outside the United States.


Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.


Rate                           Fund
----                           ----
0.65%                          All growth, blend, value and asset allocation funds currently making payments under a class M distribution plan
0.40%                          All income funds currently making payments under a class M distribution plan (except for Putnam Money Market Fund)
0.15%                          Putnam Money Market Fund


Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).


Rate                           Fund
----                           ----
0.50%                          All funds currently making payments under a class R
                               distribution plan

A portion of the Class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in Class R shares and participants in such plans.


Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate                           Fund
----                           ----
0.25%                          Putnam Money Market Fund

Class S Shares

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class S shares for which such dealers are designated the dealer of record).

Rate                           Fund
----                           ----
0.10%                          Putnam Prime Money Market Fund

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 8:00 p.m., and Saturdays from 9:00 a.m. to 5:00 p.m., Boston time for more information, including account balances. Shareholders can also visit the Putnam web site at http://www.putnaminvestments.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000. Contact Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining Investing
Accounts.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest (within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege. No exchanges are permitted into or out of Putnam Prime Money Market Fund.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

All exchanges are subject to applicable short-term trading fees and Putnam's policies on short-term trading, as set forth in the Fund's Prospectus. In addition, trustees, sponsors and administrators of qualified plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time and is not available for dividends paid by Putnam Prime Money Market Fund. Shareholders in other Putnam funds cannot cross fund reinvest into the Putnam Prime Money Market Fund.

Plans Available To Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor
Services make no recommendations or representations in this regard.

Tax Qualified Retirement Plans; 403(b) and SEP Plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified
Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs).

Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam Fiduciary Trust Company serves as trustee under each of these Plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined Contribution Plan Services at 1-800-225-2465, extension 8600.

A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Retail Management. Shares of the fund may also be used in simplified employee pension (SEP) plans. For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Retail Management.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

In addition to the plans described above, Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders' accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Fiduciary Trust Company's signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for more information on Putnam's signature guarantee and documentation requirements.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds' portfolios. The proxy voting guidelines summarize the funds' positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds' proxy coordinator in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds' proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC's Web site at www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.
-- High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/ or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.


DEFINITIONS

"Putnam Management"         -- Putnam Investment Management, LLC, the
                               fund's investment manager.

"Putnam Retail Management"  -- Putnam Retail Management Limited
                               Partnership, the fund's principal underwriter.

"Putnam Fiduciary Trust     -- Putnam Fiduciary Trust Company,
 Company"                      the fund's custodian.

"Putnam Investor Services"  -- Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the fund's investor servicing agent.

"Putnam Investments"        -- The name under which Putnam LLC, the
                               parent company of Putnam Management and its affiliates, generally conducts business.


Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the funds' Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors
------------------------------------------

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

  * the board does not have a majority of independent directors,

  * the board has not established independent nominating, audit, and compensation committees, or

  * the board has more than 19 members or fewer than five members, absent special circumstances.

* The funds will withhold votes for any nominee for director who:

  * is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

  * attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.), or

  * as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option plans that will result in an average annual dilution of 1.67% or less (based on a 10-year plan and including all equity-based plans).

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other
Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers - i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as "share re-registration." As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee.
In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

  * the board does not have a majority of outside directors,

  * the board has not established nominating and compensation committees composed of a majority of outside directors, or

  * the board has not established an audit committee composed of a majority of independent directors.

    * The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

  * the board does not have a majority of outside directors,

  * the board has not established a nominating committee composed of at least a majority of outside directors, or

  * the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary:   For purposes of these guideline, an "outside director" is
a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in
Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

  * the board does not have at least a majority of independent non-executive directors,

  * the board has not established nomination committees composed of a majority of independent non-executive directors, or

  * the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.'s Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.'s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because the funds' Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to
  (1) the issuance of common stock in excess of 20% of the company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company's outstanding common stock where shareholders have preemptive rights.

As adopted May 14, 2004

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds'
Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case by case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodians to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration, and the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President, and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003


PUTNAM INVESTMENTS

The proxy ballot


To vote by mail

Read the proxy statement.

Check the appropriate box on the reverse side.

Sign and date the proxy ballot.

Return the proxy ballot in the envelope provided.


To vote by telephone

Read the proxy statement and have the proxy ballot at hand.

Call 1-800-690-6903.

Follow the automated telephone directions.

There is no need for you to return your proxy ballot.


To vote on the Web

Read the proxy statement and have the proxy ballot at hand.

Go to http://www.proxyweb.com/Putnam

Follow the instructions on the site.

There is no need for you to return your proxy ballot.


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PUTNAM MUNICIPAL INCOME FUND

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By signing below, you, as a Putnam fund shareholder, appoint Trustees John
A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Municipal Income Fund. The meeting will take place on March 10, 2005 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don't vote on the proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.


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Please be sure to sign and date here

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Signature(s)                   Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

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Proposal         Please place an X in the appropriate box using black or blue ink or number 2 pencil. Please do not use a fine point pen.
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The Trustees recommend voting FOR proposal 1.

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1. Approval of an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Putnam Municipal Income Fund to Putnam Tax-Free High Yield Fund in exchange for the issuance and delivery of shares of beneficial interest of Putnam Tax-Free High Yield Fund, the assumption by Putnam Tax-Free High Yield Fund of the liabilities of Putnam Municipal Income Fund and the distribution of such shares to the shareholders of Putnam Municipal Income Fund in complete liquidation of Putnam Municipal Income Fund.

FOR                    AGAINST                    ABSTAIN
[ ]                    [ ]                        [ ]

If you have questions on the proposal, please call 1-877-288-6797. Please sign and date the other side of this card.

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